Registration No. 02-35570

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 44 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940

                                    --------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                    --------

                         Telephone Number (515) 248-3842

                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            JONES & BLOUCH L.L.P.
Des Moines, Iowa  50392                  Suite 405 West
                                         1025 Thomas Jefferson Street, N.W.
                                         Washington, DC  20007-0805

                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
              immediately upon filing pursuant to paragraph (b)of Rule 485
           X  on May 1, 1999 pursuant to paragraph (b) of Rule 485
              60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
              75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


       Aggressive Growth Account                   MidCap Account
       Asset Allocation Account                    MidCap Growth Account
       Balanced Account                            Money Market Account
       Bond Account                                Real Estate Account
       Capital Value Account                       SmallCap Account
       Government Securities Account               SmallCap Growth Account
       Growth Account                              SmallCap Value Account
       International Account                       Stock Index 500 Account
       International SmallCap Account              Utilities Account
       MicroCap Account










   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                   The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  .............................................   3
GROWTH-ORIENTED ACCOUNTS...........................................   3
INCOME-ORIENTED ACCOUNTS...........................................   4
MONEY MARKET ACCOUNT...............................................   4

Aggressive Growth Account..........................................   6
Asset Allocation Account...........................................   8
Balanced Account...................................................  10
Bond Account.......................................................  12
Capital Value Account..............................................  14
Government Securities Account......................................  16
Growth Account.....................................................  18
International Account..............................................  20
International SmallCap Account.....................................  22
MicroCap Account...................................................  24
MidCap Account.....................................................  26
MidCap Growth Account..............................................  28
Money Market Account...............................................  30
Real Estate Account................................................  32
SmallCap Account...................................................  34
SmallCap Growth Account............................................  36
SmallCap Value Account.............................................  38
Stock Index 500 Account............................................  40
Utilities Account..................................................  42

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS....................  44

PRICING OF ACCOUNT SHARES..........................................  48

DIVIDENDS AND DISTRIBUTIONS........................................  49
     Growth-Oriented and Income-Oriented Accounts..................  49
     Money Market Account..........................................  49

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.....................  50
     The Manager...................................................  50
     The Sub-Advisors..............................................  50

GENERAL INFORMATION ABOUT AN ACCOUNT...............................  53
     Shareholders Rights...........................................  53
     Purchase of Account Shares....................................  54
     Sale of Account Shares........................................  54
     Year 2000 Readiness Disclosure................................  55
     Financial Statements..........................................  55


FINANCIAL HIGHLIGHTS...............................................  56
     Notes to Financial Highlights.................................  64


ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.

The Growth-Oriented Accounts (except the Balanced and Utilities Accounts that invest in a mix of equity and debt securities) invest primarily in common stocks. Under normal market conditions the Growth-Oriented Accounts (except Balanced and Utilities) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.


The Income-Oriented Accounts each have a rating limitation with regard to the quality of the securities that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it the Account is not required to sell the bond. The Statement of Additional Information (SAI) contains additional information about bond ratings by Moody's Investor Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P).

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. Estimates of the expenses are shown for the new Account. The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. It has signed contracts with various Sub-Advisors under which the Sub-Advisor provides portfolio management for certain Accounts (see Management, Organization and Capital Structure).


       Sub-Advisor                                          Account
Berger Associates ("Berger")                           SmallCap Growth
Dreyfus Corporation ("Dreyfus")                        MidCap Growth
Goldman Sachs Asset Management ("Goldman")             MicroCap
Invista Capital Management, LLC ("Invista")            Balanced, Capital Value,
                                                       Government Securities,
                                                       Growth, International,
                                                       International SmallCap,
                                                       MidCap, SmallCap, Stock
                                                       Index 500 and Utilities
J.P. Morgan Investment Management, Inc. ("Morgan")     SmallCap Value
Morgan Stanley Asset Management ("Morgan Stanley")     Aggressive Growth and
                                                       Asset Allocation


Account Performance
Included in each Account's, (except the Stock Index 500) description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest. They show changes in the Account's performance from year to year.

One of the tables compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The other table for each Account provides the highest and lowest quarterly return for the Account's shares during the last 10 calendar years or a shorter period if the Account has been in existence for less than 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.


NOTE:Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

GROWTH-ORIENTED ACCOUNT


Aggressive Growth Account


The Aggressive Growth Account seeks to provide long-term capital appreciation. It invests primarily in growth-oriented stocks of medium and large capitalization U.S. corporations and to a limited extent, foreign corporations that exhibit strong accelerating earnings growth. Under normal circumstances, the Account invests at least 65% of the value of its assets in common stocks.


The Account uses a flexible investment process in pursuit of its investment objective. In selecting stocks for the Account, the Sub-Advisor, Morgan Stanley, concentrates on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley focuses on companies with market capitalizations of $1 billion or more and is not limited to specific market sectors.


Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan
Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Account considers selling securities of issuers that no longer meet Morgan Stanley criteria.


When it selects a security for the Account, Morgan Stanley emphasizes individual security selection. Account investments are generally diversified by industry but concentrated sector positions may result from the selection process.


The Account has a long-term investment approach. However, Morgan Stanley may take advantage of short-term opportunities that are consistent with its objective by selling recently purchased securities that have increased in value. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

The Account may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Aggressive Growth Account is generally a suitable investment for investors who want long-term growth. The investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. In addition, prices of equity securities are more volatile than prices of debt securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Account's market sector, mid- to large-capitalization growth-oriented equity securities, may underperform relative to other sectors.

As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------           quarterly total returns
       1995         44.19%                          for the last 5 years
       1996         28.05%                   -----------------------------------
       1997         30.86%                    Quarter Ended            Return
       1998         18.95%                   -----------------------------------
                                                 12/31/98               22.68%
      Calendar Years Ended December 31            9/30/98              (16.05%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                        Past One Past Five
                                                          Year     Years
                                                        -------- ---------
                              Aggressive Growth Account   18.95%   26.61%*

                              S&P 500 Stock Index         28.58    24.06
                              Lipper Growth Fund Average  22.86    19.03
                           -----------------------------------------------------
                              * Period from June 1, 1994, date first offered
                                to the public, through December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.77%     $80     $249    $433     $966
Other Expenses........................ 0.01%
                                       -----
   Total Account Operating Expenses    0.78%
--------------------------------------------------------------------------------

Day-to-day Account management:
     Since October 1998             Co-Manager, Philip W. Friedman, Managing
                                    Director of Morgan Stanley & Co.
                                    Incorporated and Morgan Stanley Dean Witter
                                    Investment Management Inc. since 1997.
                                    Director of Research, Morgan Stanley Dean
                                    Witter & Co. since 1995. Prior thereto,
                                    Assistant to the Controller and Chief
                                    Financial Officer, Arthur Andersen &
                                    Company.

     Since May 1994                 Co-Manager, Margaret K. Johnson, Portfolio
     (Account's inception)          Manager and Principal of Morgan Stanley &
                                    Co. Incorporated since 1989 and Morgan
                                    Stanley Dean Witter Investment Management
                                    Inc. since 1995.

     Since October 1998             Co-Manager, William S. Auslander, Portfolio
                                    Manager and Principal of Morgan Stanley &
                                    Co. Incorporated and Morgan Stanley Dean
                                    Witter Investment Management Inc. Prior
                                    thereto, equity analyst since 1995. Equity analyst at Icahn & Co., 1986-1995.



GROWTH-ORIENTED ACCOUNT


Asset Allocation Account


The Asset Allocation Account seeks to generate a total investment return consistent with preservation of capital. It uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospectus appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically Morgan Stanley will invest in high quality fixed income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.

As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

The Asset Allocation Account is generally a suitable investment for investors who are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------           quarterly total returns
        1995         20.66%                         for the last 5 years
        1996         12.92%                  -----------------------------------
        1997         18.19%                   Quarter Ended            Return
        1998          9.18%                  -----------------------------------
                                                 12/31/98               11.00%
      Calendar Years Ended December 31            9/30/98               (8.16%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                        Past One Past Five
                                                          Year     Years
                                                        -------- ---------
                             Asset Allocation Account     9.18%   13.23%*


                             S&P 500 Stock Index         28.58    24.06
                             Lipper Flexible Portfolio
                               Fund Average              14.16    14.54
                           -----------------------------------------------------
                              * Period from June 1, 1994, date first offered
                                to the public, through December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.80%    $91     $284    $493    $1,096
Other Expenses........................  0.09%
                                        -----
    Total Account Operating Expenses    0.89%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since May 1994                 Co-Manager, Francine J. Bovich, Managing
     (Account's inception)          Director of Morgan Stanley Dean Witter
                                    Investment Management Inc. and Morgan
                                    Stanley & Co. Incorporated since 1997.
                                    Principal 1993-1996.

     Since October 1998             Co-Manager, Philip W. Friedman, Managing
                                    Director of Morgan Stanley & Co.
                                    Incorporated and Morgan Stanley Dean Witter
                                    Investment Management Inc. since 1997.
                                    Director of Research, Morgan Stanley Dean
                                    Witter & Co. since 1995. Prior thereto,
                                    Assistant to the Controller and Chief
                                    Financial Officer, Arthur Andersen &
                                    Company.

     Since April 1996               Co-Manager, Stephen C. Sexauer, Principal of
                                    Morgan Stanley Dean Witter Investment
                                    Management Inc. and Morgan Stanley & Co.
                                    Incorporated since 1989.



GROWTH-ORIENTED ACCOUNT

Balanced Account


The Balanced Account seeks to generate a total return consisting of current income and capital appreciation. It invests primarily in common stocks and fixed income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.


The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks. However, as with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------         quarterly total returns
      1989  11.56%    1994  -2.09%                for the last 10 years
      1990  -6.43%    1995  24.58%           -----------------------------------
      1991  34.36%    1996  13.13%            Quarter Ended            Return
      1992  12.80%    1997  17.93%          -----------------------------------
      1993  11.06%    1998  11.91%                3/31/91               12.62%
      Calendar Years Ended December 31            9/30/90              (11.70%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              9.47     7.30       9.33
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993               Co-Manager, Judith A. Vogel, CFA. Portfolio
                                   Manager of Invista Capital Management, LLC since 1987.

     Since October 1998            Co-Manager, Douglas D. Herold, CFA.
                                   Portfolio Manager of Invista Capital
                                   Management, LLC since 1996. Prior thereto,
                                   Securities Analyst from 1993-1996.

     Since December 1997           Co-Manager, Martin J. Schafer, Portfolio
                                   Manager of Invista Capital Management, LLC since 1992.



INCOME-ORIENTED ACCOUNT

Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.


The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.



Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



INCOME -ORIENTED ACCOUNT

Government Securities Account


The Government Securities Account seeks a high level of current income, liquidity and safety of principal. It invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the account may invest in money market investments.

Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.


GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

The Account invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S.
Government.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

The Government Securities Income Account is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information


      -----------------------------      ---------------------------------------
          Annual Total Returns                       Highest & lowest
      -----------------------------               quarterly total returns
        1989  15.59%  1994  -4.53%                  for the last 10 years
        1990   9.54%  1995  19.07%       ---------------------------------------
        1991  16.95%  1996   3.35%         Quarter Ended       Quarterly Return
        1992   6.84%  1997  10.39%       ---------------------------------------
        1993  10.07%  1998   8.27%            6/30/89               8.92%
                                              3/31/94              (3.94%)
                                         ---------------------------------------
     Calendar Years Ending December 31
                                ------------------------------------------------
                                           Average annual total returns
                                     for the period ending December 31, 1998
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year    Years    Years
                                                     -------- --------- --------
                                  Government Securities
                                    Account             8.27%   7.02%      9.35%

                                  Lehman Brothers
                                    Mortgage Index      6.96    7.23       9.13
                                  Lipper U.S. Mortgage
                                    Fund Average        6.08    5.98       8.04
                                ------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
       Account Operating Expenses                          Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%   $51     $160    $280      $628
Other Expenses........................  0.01%
                                        -----
     Total Account Operating Expenses   0.50%
--------------------------------------------------------------------------------


Day-to-day Account Management:
     Since May 1985         Martin J. Schafer, CFA. Portfolio Manager of Invista
     (Account's inception)  Capital Management, LLC since 1992.



GROWTH-ORIENTED ACCOUNT


Growth Account

The Growth Account primarily invests in common stocks. It may also invest in other equity securities. In seeking the Account's objective of capital growth, the Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Stock selection. Invista then purchases securities of issuers that appear to have high growth potential. Common stocks selected for the Account may include securities of companies that:
     o have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or
     o   offer new products or new services.

These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities that do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.


The Growth Account is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995  25.62%                                for the last 5 years
      1996  12.51%                      ----------------------------------------
      1997  26.96%                          Quarter Ended           Return
      1998  21.36%                      ----------------------------------------
                                              12/31/98               21.35%
                                               9/30/98              (14.63%)
                                        ----------------------------------------
     Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                    Growth Account             21.36%   19.48%*

                                    S&P 500 Stock Index        28.58    24.06
                                    Lipper Growth Fund Average 22.86    19.03
                                   ---------------------------------------------
                                      * Period from May  1, 1994, date first
                                        offered to  the public, through
                                        December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.47%    $49     $154    $269     $604
Other Expenses........................  0.01%
                                        -----
    Total Account Operating Expenses    0.48%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since August 1987       Michael R. Hamilton, Portfolio Manager of Invista
    (Account's inception)   Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT

International Account


The International Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995   14.17%                                for the last 5 years
      1996   25.09%                     ----------------------------------------
      1997   12.24%                          Quarter Ended           Return
      1998    9.98%                     ----------------------------------------
                                              12/31/98              16.60%
                                              9/30/98              (17.11%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1989
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Executive Vice President and
                         Chief Investment Officer of Invista Capital Management,
                         LLC since 1997. Vice President, 1986-1997.



GROWTH-ORIENTED ACCOUNT


International SmallCap Account


The International SmallCap Account seeks long-term growth of capital. It invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.


This Account is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The International SmallCap Account is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in smaller, non-U.S. companies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
  for the period ending December 31, 1998        quarterly total returns
------------------------------------------      for the last 3 quarters
                                 Past One   ------------------------------------
                                   Year        Quarter Ended           Return
                                 --------   ------------------------------------
                                                  12/31/98              13.68%
  International SmallCap Account (10.37)%*        9/30/98              (19.31%)
                                            ------------------------------------
  Morgan Stanley Capital
    International EAFE (Europe,
    Australia and Far East Index  20.00
  Lipper International SmallCap
    Fund Average                  13.02
 -----------------------------------------
  * Period from May 1, 1998, date first
    offered to the public, through
    December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.21%    $136     $425    $734    $1,613
Other Expenses........................ 0.13%
                                       -----
    Total Account Operating Expenses   1.34%
--------------------------------------------------------------------------------

Day-to-day Account management:
     Since April 1998       Darren K. Sleister, Portfolio Manager of Invista
     (Account's inception)  Capital Management, LLC since 1995. Prior thereto,
                            Securities Analyst.



GROWTH-ORIENTED ACCOUNT

MicroCap Account


The MicroCap Account seeks to achieve long-term growth of capital. Under normal market conditions, it invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is two to three years.


The Account invests in companies that the Sub-Advisor, Goldman, believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. Goldman invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which is expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that Goldman believes have significant growth potential. Goldman believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies. Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The MicroCap Account is generally a suitable investment for investors who want longer-term growth of capital. Additionally, the investor must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information

-----------------------------------------  ------------------------------------
        Average annual total return                 Highest & lowest
 for the period ending December 31, 1998       quarterly total returns
-----------------------------------------       for the last 3 quarters
                               Past One    ------------------------------------
                                 Year         Quarter Ended           Return
                               --------    ------------------------------------
   MicroCap Account            (18.42%)*        12/31/98              15.11%
                                                 9/30/98             (26.11%)
   Russell 2000 Index           (2.55)     ------------------------------------
   Lipper Micro-Cap Fund
     Average                     1.36
-----------------------------------------
   * Period from May 1, 1998, date first
     offered to the public, through
     December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.00%    $140     $437    $755    $1,657
Other Expenses........................ 0.38%
                                       -----
   Total Account Operating Expenses    1.38%*
--------------------------------------------------------------------------------
* Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 1999.

Day-to-day Account management:
Since April 1998                    Co-Manager, Paul D. Farrell, Vice President
     (Account's inception)          of Goldman since 1991.

     Since April 1998               Co-Manager, Matthew B. McLennan, Associate
     (Account's inception)          of Goldman since 1995. Prior thereto,
                                    Queensland Investment Corporation in
                                    Australia.

     Since April 1998               Co-Manager, Eileen A. Aptman, Vice President
     (Account's inception)          of Goldman since 1993.



GROWTH-ORIENTED ACCOUNT

MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. It is designed for long-term investors for a portion of their investments and is not designed for investors seeking income or conservation of capital.



Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT

MidCap Growth Account


The MidCap Growth Account seeks long-term growth of capital. It invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential, and
o    are characterized by strong balance sheets and high returns on equity.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.


The MidCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Account is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.







"Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Life Insurance Company or with the Fund.


Account Performance Information

------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
  for the period ending December 31, 1998        quarterly total returns
------------------------------------------       for the last 3 quarters
                               Past One     -----------------------------------
                                 Year          Quarter Ended           Return
                               --------     ------------------------------------
    MidCap Growth Account       (3.40%)*         12/31/98               22.31%
                                                  9/30/98              (16.95%)
    S&P 400 MidCap Index        19.12       ------------------------------------
    Lipper MidCap Fund
      Average                   12.16
 -----------------------------------------
    * Period from May 1, 1998, date first
      offered to the public, through
      December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.90%   $129     $403    $697    $1,534
Other Expenses........................  0.37%
                                        -----
    Total Account Operating Expenses    1.27%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 1999.

Day-to-day Account management:
     Since April 1998       John O'Toole, CFA. Portfolio Manager of The Dreyfus
     (Account's inception)  Corporation and Senior Vice President of Mellon
                            Equity Associates LLP (an affiliate of The Dreyfus
                            Corporation) since 1990.


Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.


Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------



GROWTH-ORIENTED ACCOUNT


Real Estate Account


The Real Estate Account seeks to generate a high total return. It invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Account focuses on equity REITs. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.


Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
     o declines in the value of real estate o risks related to general and local economic conditions
     o   dependency on management skills
     o   heavy cash flow dependency
     o   possible lack of available mortgage funds
     o   overbuilding
     o   extended vacancies in properties
     o   increases in property taxes and operating expenses
     o   changes in zoning laws
     o   expenses incurred in the cleanup of environmental problems
     o   casualty or condemnation losses
     o   changes in interest rates


In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass through of income under the Code.


Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.


The Real Estate Account is generally a suitable investment for investors seeking long-term growth, who want to invest in companies engaged in the real estate industry and who are willing to accept fluctuations in the value of their investment.


Account Performance Information


------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
 for the period ending December 31, 1998        quarterly total returns
------------------------------------------        for the last 3 quarters
                               Past One     ------------------------------------
                                 Year          Quarter Ended           Return
                               --------     ------------------------------------
    Real Estate Account         (6.56%)*         12/31/98               0.35%
                                                  9/30/98              (7.72%)
                                            ------------------------------------
    Morgan Stanley REIT Index  (16.90)
    Lipper Real Estate
      Fund Average             (15.46)
 -----------------------------------------
    * Period from May 1, 1998, date first
      offered to the public, through
      December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.90%    $102     $318    $552    $1,225
Other Expenses........................ 0.10%
                                       -----
    Total Account Operating Expenses   1.00%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998       Kelly D. Rush, Assistant Director of Commercial Real
     (Account's inception)  Estate, Principal Capital Management LLC since 1996.
                            Prior thereto, Senior Administrator, Investment -
                            Commercial Real Estate.



GROWTH-ORIENTED ACCOUNT


SmallCap Account


The SmallCap Account seeks long-term growth of capital. It invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The SmallCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total returns                    Highest & lowest
  for the period ending December 31, 1998          quarterly total returns
-------------------------------------------         for the last 3 quarters
                                  Past One   -----------------------------------
                                     Year      Quarter Ended           Return
                                  --------   -----------------------------------
       SmallCap Account            (20.51%)*      12/31/98             21.10%
                                                   9/30/98            (24.33%)
                                             -----------------------------------
       S&P 600 Index                (1.31)
       Lipper SmallCap Fund Average (0.33)
     --------------------------------------
       *Period from May 1, 1998, date first
        offered to the public, through
        December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.85%    $100     $312    $542    $1,201
Other Expenses........................ 0.13%
                                       -----
   Total Account Operating Expenses    0.98%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998               Co-Manager, Mark T. Williams, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1991.

     Since April 1998               Co-Manager, John F. McClain, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1995. Investment Officer, 1992-1995.



GROWTH-ORIENTED ACCOUNT


SmallCap Growth Account


The SmallCap Growth Account seeks long-term growth of capital. It invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500. Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities, corporate fixed-income securities, government securities and short term investments. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
o    occupy a dominant position in an emerging industry, or
o    have a growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The SmallCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.



Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total return                   Highest & lowest
 for the period ending December 31, 1998         quarterly total returns
-------------------------------------------      for the last 3 quarters
                               Past One      -----------------------------------
                                 Year          Quarter Ended           Return
                               --------      -----------------------------------
 SmallCap Growth Account         2.96%*          12/31/98               27.53%
                                                  9/30/98              (18.94%)
 Russell 2000 Growth Index       1.23        -----------------------------------
 Lipper SmallCap Fund Average   (0.33)
-------------------------------------------
 * Period from May 1, 1998, date first
   offered to the public, through
   December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.01%    $133     $415    $718    $1,579
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.31%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 1999.

Day-to-day Account management:
    Since November 1998   Amy K. Selner, Vice President and portfolio manager of
                          Berger Associates, Inc. since 1997. Senior Research
                          Analyst, 1996-1997. Prior thereto, Assistant Portfolio
                          Manager and Research Analyst with INVESCO Trust
                          Company, 1991-1996.



GROWTH-ORIENTED ACCOUNT

SmallCap Value Account


The SmallCap Value Account seeks long-term growth of capital. It invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios.


The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The SmallCap Value Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept volatile fluctuations in the value of their investment. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total returns                   Highest & lowest
  for the period ending December 31, 1998          quarterly total returns
-------------------------------------------        for the last 3 quarters
                               Past One      -----------------------------------
                                 Year          Quarter Ended           Return
                               ---------     -----------------------------------
  SmallCap Value Account       (15.06%)*         12/31/98              11.37%
                                                  9/30/98             (19.14%)
  Russell 2000 Value Index      (6.45)       -----------------------------------
  Lipper SmallCap Fund Average  (0.33)
-------------------------------------------
  * Period from May  1, 1998, date first
    offered to  the public, through
    December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  1.10%   $159    $493     $850    $1,856
Other Expenses........................  0.46%
                                        -----
   Total Account Operating Expenses     1.56%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.16% for 1999.

Day-to-day Account management:
     Since April 1998               Co-Manager, Stephen Rich, Vice President of
     (Account's inception)          J.P. Morgan Investment Management, Inc.
                                    since 1997. Prior thereto, held positions in J.P. Morgan's structured equity and balanced/equity groups.

     Since April 1998               Co-Manager, Denise Higgins, Vice President
     (Account's inception)          of J.P. Morgan Investment Management, Inc.
                                    since 1998. Balanced and equity portfolio manager at J.P. Morgan Investment
                                    Management, Inc., 1994-1998. Prior thereto, portfolio manager at Lord Abbett & Company.



GROWTH-ORIENTED ACCOUNT

Stock Index 500 Account


The Stock Index 500 Account seeks long-term growth of capital. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the S&P 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.


The Stock Index 500 Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.










* Standard & Poor's Corporation is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.


Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.35%     $77     $239     N/A      N/A
Other Expenses........................ 0.40%
                                       -----
   Total Account Operating Expenses    0.75%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 1999.)

Day-to-day Account management:
    Since April 1999        Dean Roth, Portfolio Manager of Invista Capital
    (Account's inception)   Management, LLC since 1993.



GROWTH-ORIENTED ACCOUNT


Utilities Account


The Utilities Account seeks to provide current income and long-term growth of income and capital. It invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy, and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).


The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates,
o    prevailing market conditions, and
o    general economic and financial conditions.

The Account invests in fixed income securities, which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's, or
o    if not rated, in the Manager's opinion are of comparable quality.

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The Utilities Account is generally a suitable investment for investors seeking quarterly dividends for income or to be reinvested for growth. Suitable investors are those who want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of their investment. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


----------------------------------------   ------------------------------------
      Average annual total returns                   Highest & lowest
 for the period ending December 31, 1998         quarterly total returns
----------------------------------------         for the last 3 quarters
                                Past One   ------------------------------------
                                  Year      Quarter Ended             Return
                                --------   ------------------------------------
  Utilities Account              15.36%*      12/31/98               10.65%
                                               9/30/98                3.83%
  S&P 500 Stock Index            28.58     ------------------------------------
  Lipper Utilities Fund Average  18.30
----------------------------------------
  * Period from May  1, 1998, date first
    offered to  the public, through
    December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
         Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.60%   $70     $221     $384     $859
Other Expenses........................  0.09%
                                        -----
      Total Account Operating Expenses  0.69%
--------------------------------------------------------------------------------



Day-to-day Account management:
   Since April 1998       Catherine Zaharis, CFA. Portfolio Manager of Invista
   (Account's inception)  Capital Management, LLC since 1987.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Accounts that focus their investments in equity securities include: Aggressive Growth, Capital Value, Growth, International, International SmallCap, MicroCap, MidCap, MidCap Value, SmallCap, SmallCap Growth, SmallCap Value, Stock Index 500 and Utilities. The Asset Allocation and Balanced Accounts invest in a mix of equity and fixed income securities.

Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Accounts that focus their investments in fixed income securities include the Bond and Government Securities Accounts.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Asset Allocation, Balanced, and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    Asset Allocation, International and International SmallCap Accounts - 100%;
o    Aggressive  Growth,  MicroCap,  Real Estate and SmallCap  Growth Accounts -
     25%;
o    Bond, Capital Value, SmallCap and Utilities Accounts - 20%.
o Balanced, Growth, MidCap, MidCap Growth, SmallCap Value and Stock Index 500 Accounts - 10%.
o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.


Securities of Smaller Companies
The Asset Allocation, International SmallCap, MicroCap, MidCap, MidCap Growth, SmallCap, SmallCap Growth and SmallCap Value Accounts invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Accounts, the Bond and Limited Term Bond Accounts, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation, and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The  Manager  has  signed  contracts  with  various   Sub-Advisors.   Under  the
Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account.
For these services, each Sub-Advisor is paid a fee by the Manager.


         Accounts: Aggressive Growth and Asset Allocation
         Sub-Advisor: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1998, Morgan Stanley managed investments totaling approximately $163.4 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


         Accounts: Balanced, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500, and Utilities
         Sub-Advisor:   Invista  Capital  Management,  LLC
         ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


         Account: MicroCap
         Sub-Advisor: Goldman Sachs Assets Management ("Goldman"), One New York Plaza, New York, NY 10004, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services for quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money market mutual funds. As of December 31, 1998, Goldman, together with its affiliates, managed assets in excess of $195 billion.

         Account: MidCap Growth
         Sub-Advisor: The Dreyfus Corporation, located at 200 Park Avenue, New York, NY 10166, was formed in 1947. The Dreyfus Corporation is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation (Mellon). As of December 31, 1998, The Dreyfus Corporation managed or administered approximately $118.5 billion in assets for approximately 1.7 million investor accounts nationwide.

         Account: SmallCap Growth
          Sub-Advisor: Berger Associates. Berger's address is 210 University Boulevard, Suite 900, Denver, CO 80206. It serves as investment
          advisor,  sub-advisor,   administrator  or  sub-administrator  to
          mutual  funds  and  institutional  investors.  Berger is a wholly
          owned  subsidiary  of  Kansas  City  Southern  Industries,   Inc.
          ("KCSI").   KCSI  is  a  publicly  traded  holding  company  with
          principal   operations  in  rail   transportation,   through  its
          subsidiary  the  Kansas  City  Southern  Railway   Company,   and
          financial asset  management  businesses.  Assets under management for  Berger  as of  December  31,  1998 were  approximately  $3.4 billion.


         Account: SmallCap Value
          Sub-Advisor: J.P. Morgan Investment Management, Inc. Morgan, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (J.P. Morgan) a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment  advisor to individual  and  institutional
          clients.   As  of  December  31,  1998,   J.P.   Morgan  and  its
          subsidiaries had total combined assets under management of approximately $300 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:


                      Management           Other              Total Operating
    Account            Fees              Expenses               Expenses

 Aggressive Growth      0.77%              0.01%                 0.78%
 Asset Allocation       0.80               0.09                  0.89
 Balanced               0.57               0.02                  0.59
 Bond                   0.49               0.02                  0.51
 Capital Value          0.43               0.01                  0.44
 Government Securities  0.49               0.01                  0.50
 Growth                 0.47               0.01                  0.48
 International          0.73               0.04                  0.77
 International SmallCap 1.21               0.13                  0.34
 MicroCap               1.00               0.38                  1.38
 MidCap                 0.61               0.01                  0.62
 MidCap Growth          0.90               0.37                  1.27
 Money Market           0.50               0.02                  0.52
 Real Estate            0.90               0.10                  1.00
 SmallCap               0.85               0.13                  0.98
 SmallCap Growth        1.01               0.30                  1.31
 SmallCap Value         1.10               0.46                  1.56
 Utilities              0.60               0.09                  0.69

The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor, without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners. (Before the International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap Growth, SmallCap Value, Stock Index 500 and Utilities Accounts were available to contract owners, the initial shareholder of each of those Accounts approved their operation in the manner described in the order.)
The order does not permit the Manager, without shareholder approval, to:
o    appoint a  Sub-Advisor  that is an  affiliate  of the  Manager  or the Fund
     (other than by reason of serving as a Sub-Advisor to an Account) (an "affiliated Sub-Advisor"), or
o    change a subadvisory fee of an affiliated Sub-Advisor.


MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Aggressive Growth Account
(Philip W. Friedman, Margaret K. Johnson and William S. Auslander)

-----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year    Since Inception Date 6/1/94   10 Year

18.95%            26.61%                  --
-----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Account, Lipper Growth Fund Average and S&P 500 Stock Index


                                         Standard & Poor's
                            Aggressive         500            Lipper
                              Growth           Stock        Growth Fund
Year Ended December 31,       Account          Index         Average
-----------------------       -------          -----         -------
                               10,000          10,000         10,000
            1994               10,259          10,230         10,055
            1995               14,793          14,069         13,151
            1996               18,942          17,297         15,681
            1997               24,788          23,066         19,649
            1998               29,486          29,657         24,140

Note: Past performance is not predictive of future performance.


Since it first became available on June 1, 1994, the Aggressive Growth Account has generated an annualized total return of 26.61% versus 26.76% for the S&P 500 and 19.03% for the Lipper Growth Fund Average. In 1998 the Account returned 18.95% versus 28.58% for the S&P 500 and 22.86% for the Lipper Growth Fund Average.

While 1998 was a disappointing year for the portfolio, the managers were encouraged by the fourth quarter return. For the fourth quarter the portfolio rose 22.68% versus 21.30% for the S&P 500 and 22.61% for the Lipper Growth Fund Average. The early part of the quarter was spent reducing cyclical and medium capitalization exposure and adding to larger capitalization technology and health care holdings. This strategy laid the foundation for the performance in the quarter and positions the Account well for 1999.

But one quarter does not a year make and the return for calendar year 1998 was clearly disappointing relative to previous periods of outperformance. While some of the large positions performed well in 1998 (notably United Technologies, America Online, Microsoft and Cisco) these gains were not enough to offset the disappointing performance of positions such as Cendant and Continental Airlines, earlier in the year.

From a macro-perspective, 1998 was certainly a year to be invested in a select number of large capitalization growth names. For the full year, while the S&P capitalization weighted index climbed 28.7%, the S&P equal weighted index rose only 12.8%. Breadth increased somewhat in the fourth quarter, when the S&P 500 capitalization weighted index returned 21.3% and the S&P 500 equal weighted index gained 17.4%.

Looking out into 1999, against a backdrop of continued low inflation, more modest GDP growth and ongoing fears of emerging markets slowdowns (Latin American taking over for Asia in 1999) it is easy to imagine the U.S. stock market continuing to favor some of the same high growth, mega-cap companies which performed so well in 1998. Clearly, the U.S. is not pumping on all cylinders and some U.S. based companies with global exposure are somewhat precariously positioned. The managers view this as a "glass half full" opportunity. A number of the growth companies currently invested in either have minimal exposure to weak international markets, or have demonstrated an ability to withstand these pressures. The account managers believe this will be a continued period of outperformance by high quality growth companies that can continue to meet or beat expectations.

Asset Allocation Account
(Francine J. Bovich, Philip W. Friedman and Stephan C. Sexauer)

------------------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year    Since Inception Date 6/1/94        10 Year
 9.18%              13.23%                     --
------------------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average and S&P 500 Stock Index

                                Asset            Lipper             Standard &
                              Allocation    Flexible Portfolio      Poor's 500
Year Ended December 31,         Account       Fund Average          Stock Index
----------------------          -------       ------------          -----------
                                10,000          10,000               10,000
             1994                10052           10230                10008
             1995                12128           14069                12518.01
             1996                13696           17297                14220.46
             1997                16187           23066                16878.26
             1998                17673           29657                19268

Note:  Past performance is not predictive of future performance.


Major global market indexes finished 1998 with strong gains, overcoming a volatile and, at times, precarious market environment. The S&P 500 Index extended its bull market run into a fourth year, rising 28.6% in 1998. Foreign stocks also performed well, with MSCI EAFE rising 20%, led by European markets' euphoria over monetary union. Although bond returns were much less impressive, the asset class showed strong and steady gains. The Lehman Aggregate Index rose 8.7% for the year.

Despite the strong numbers produced by major market indexes, capital market strength was not experienced broadly or equally. Although EAFE posted strong gains, most of the positive news came only from Europe, as the Pacific markets performed poorly. Japan returned 5.0% while the MSCI Pacific ex-Japan Index returned -5.5%. Value stocks and smaller capitalization stocks in the U.S. and in Europe grossly underperformed growth stocks and large cap stocks. In the U.S., the Russell 2500 Index (a mid and small cap index) rose a mere 0.4% for the year, while in Europe, the MSCI Europe Small Cap Index rose 1.0% compared to MSCI Europe's rise of 28.5%. Even within U.S. fixed income, performance was very disparate between sectors, with Treasuries (+10%) outperforming corporate bonds (+8.6%), mortgages (+6.8%) and high yield debt (+3.6%). Emerging equity markets experienced another disappointing year, down 25.3%.

The investment environment in 1998 vacillated between periods of extreme optimism and extreme pessimism. The first half of the year was marked primarily by optimism, as markets bounced from the lows of the Asian financial crisis at the end of 1997. Economic growth in the U.S. and Europe remained resilient, and inflation was almost non-existent. European and U.S. stock markets soared to new highs through mid-July, driven by strong economic undertones, liquidity, and investor optimism. However, the second half of 1998 has proven to be a much more challenging and highly volatile period. Markets came under severe pressure, amidst a deepening of the Russian financial crisis, lower earnings expectations, and the failure of Long Term Capital, a large U.S. based hedge fund. European and U.S. equity markets fell as much as 20% before stabilizing at the end of September, and credit spreads widened dramatically, as investors sought refuge in safe-haven Treasuries.

The tide turned in early October, after two preemptive easings by the Federal Reserve, including a surprise action in between official Fed meetings. The ensuing global easing by central banks in Europe and Asia in a concerted effort to inject liquidity into markets and defend the world economy against deflationary forces helped lift equity markets strongly off their lows. By the end of the fourth quarter, all developed markets had shown tremendous gains, led by the Asia-Pacific (non-Japan) region, which benefited most from the easing. Many markets finished the year near their highs, as liquidity and optimism returned to the financial environment.

Throughout the year, the Account maintained a diversified investment strategy. At the end of 1998, the Account was invested 37% domestic stocks, 18%
international stocks, 39% domestic bonds, 3% real estate investment trusts ("REITs"), and 3% short-term investments. The Account enjoyed positive returns for the year of 9.2%, but failed to outperform the Lipper Flexible Portfolio Fund Average gain of 14.2%.

On balance, the account manager's asset allocation decision to overweight equities relative to fixed income throughout the year was positive, as equities outperformed fixed income. Security selection within U.S. large cap equities was the major source of underperformance. The portfolio's orientation toward value-based, mid- and large-cap securities failed to be rewarded in the marketplace, as risk-averse investors sought the safety and liquidity of mega-cap companies.

Balanced Account
(Judith A. Vogel, Douglas D. Herold and Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year             5 Year           10 Year
 11.91%             12.74%            12.33%
--------------------------------------------

                                                                       Lehman
                                        Standard &                    Brothers
                                           Poor's        Lipper      Government/
                           Balanced         500         Balanced     Corporate
Year Ended December 31,     Account     Stock Index     Fund Avg     Bond Index
----------------------      -------     -----------     --------     ----------
                            10,000        10,000         10,000        10,000
         1989               11,156        13,168         11,959        11,423
         1990               10,438        12,758         11,893        12,369
         1991               14,025        16,647         15,077        14,364
         1992               15,820        17,915         16,138        15,453
         1993               17,570        19,717         17,870        17,157
         1994               17,203        19,976         17,420        16,555
         1995               21,432        27,474         21,803        19,740
         1996               24,246        33,778         24,803        20,313
         1997               28,593        45,043         29,515        22,295
         1998               31,999        57,915         33,494        24,406

Note:  Past performance is not predictive of future performance.


Characterize the reasons as you like, but 1998 will be remembered as The Year of the Mega-Cap Stock. Whether spurred by a flight to quality, the search for scarce earnings growth, a market awash in liquidity, or momentum-driven investors, large market capitalization stocks were the clear winners in the performance game this year. The very biggest of the big, such as Microsoft, General Electric, Intel, Lucent, and Wal-Mart drove the market cap-weighted indices upward on the order of +28% for the year. Mid- to small-cap stocks and companies reporting anything less than stellar sales and earnings growth couldn't keep up with the big guys. Small cap stocks in general were actually down by -2% in 1998. Investors paid up for size and positive earnings surprises. Period.

In the U.S. good, fundamental reasons for the markets to advance were present, particularly in the fourth quarter of 1998. Stronger than anticipated consumer spending, a robust housing market, the virtual absence of inflation, and significantly lower interest rates all rightfully powered valuations upward. However, the huge disparity of returns between the "haves" and the "have-nots," as described above, could not be ignored. The "haves" were afforded prices of 40 to 60+ times earnings, P/E multiples reminiscent of the Nifty-Fifty era of the early 1970's, while small cap stocks were at best ignored and at worst pummeled.

In the fixed income arena two influences shaped the markets. First, Russia's debt default in the third quarter awoke investors to the fact that one could indeed lose principal in the bond market. Almost immediately risk premiums, or interest rate spreads vs. U.S. government bonds, expanded to very high levels as investors clamored for the safety of U.S. Treasuries. The Federal Reserve Board, in response to the global financial crisis and hoping to ward off a domestic downturn, reduced interest rates three times before the end of the year. As a result, intermediate bonds returned 8% - 10% for their owners in 1998; long government bonds produced mid-teens type returns. Very attractive performance in the absolute, but uninspiring relative to the 25% gains or better that large cap growth stocks generated.

The Balanced Account produced a double-digit return of 11.9% in 1998. The Account's strategy of holding a diversified portfolio of high quality fixed income securities and reasonably valued common stocks was maintained. Unfortunately the market did not recognize the merits of paying attention to valuation and the Account's lack of exposure to the handful of mega-cap, high-priced common stocks that moved the markets proved to be a detriment to performance. The Balanced Account's objective is to produce both long-term capital appreciation and current income without taking on undue risk to principal. Looking ahead to 1999 the global economy is far from stable. It is likely that uncertainty and market volatility will be the order of the day. While the Balanced Account may not produce the very highest returns in this environment, its conservative nature should prevent it from sinking to extreme lows relative to other balanced funds. The Account's focus on credit quality among bonds and paying reasonable prices for expected earnings in the equity portfolio should benefit long-term shareholders.

There is no  independent  market  index  against  which to  measure  returns  of
balanced   portfolios,   however,  the  S&P  500  Stock  Index  and  the  Lehman
Government/Corporate Bond Index are shown for your information.

Capital Value Account
(Catherine A. Zaharis)

--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
-----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.


The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

Growth Account
(Michael R. Hamilton)

---------------------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year          Since Inception Date 5/2/94       10 Year
21.36%                  19.48%                        --
---------------------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Growth Fund Average and S&P 500 Stock Index

                                              S&P
                                              500            Lipper
                             Growth          Stock           Growth
Year Ended December 31,      Account         Index        Fund Avgerage
                             10,000          10,000          10,000
              1994           10,542          10,397          10,090
              1995           13,243          14,299          13,197
              1996           14,899          17,580          15,736
              1997           18,916          23,443          19,717
              1998           22,956          30,142          24,224

Note:  Past performance is not predictive of future performance.


The fundamental factors that have been the foundation of this bull market helped drive the market to new highs in 1998. The five factors are: slow but sustainable economic growth, low inflation, low interest rates, financial liquidity and corporate profit growth. 1998 was a year of good news on four of the five factors. Economic growth in the U.S. was been slightly stronger than expected, inflation continued to drop, interest rates fell and financial liquidity increased with the Fed cutting short-term interest rates. The only non-positive fundamental was corporate earnings which were flat, but are expected to be positive in 1999.

The market showed a strong bias for large cap stocks over small cap stocks. The largest two-thirds of the S&P 500 by market cap (over $20 billion) returned over 35% in 1998. In contrast, the smallest one-third of the S&P 500 by market cap returned slightly over 12% in 1998. While one-third of the S&P 500 is in companies under $20 billion market cap, the Account had 50% of holdings in such companies. This size bias explains 85% of the Account's discrepancy to the S&P
500. The account managers have been relatively insensitive to what size of market cap a company is in the security selection process and continue to believe that investors should focus on each company's underlying business fundamentals and valuation when selecting a stock and not on the company's size.

Sectors where the Account outperformed the S&P 500 Index include: capital goods, communication services, consumer staples, energy, transportation, and utilities. Sectors where the Account underperformed the S&P 500 Index include: basic materials, consumer cyclicals, financials, healthcare and technology. While technology holdings did very well, gaining over 61% on the year, they failed to keep pace with the S&P 500's technology sector, which gained 73%. The Account's large position in healthcare did well, gaining 31% on the year. While these were great absolute returns, they were not good relative returns since the S&P 500's healthcare sector gained over 43%.

Going forward the managers continue to find the healthcare and financial sectors attractive. Healthcare companies are benefiting from strong demand as the population ages and from spectacular new products that make life better. In financials, the manager's see companies that are more prudently managing their capital, taking advantage of deregulation and can be purchased at very reasonable valuations. Few opportunities are found in the utility, energy and transportation sectors and thus the Account has little to no exposure in these sectors. As always, account managers continue to pursue companies that possess competitive advantages, have the potential for good growth and can be purchased at a reasonable price.

International Account
(Scott D. Opsal)

----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year  Since Inception Date 5/2/94    10 Year
----------------------------------------------
9.98%              12.09%                --
----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index


                                             Morgan Stanley         Lipper
      Year Ended         International    Capital International   International
     December 31,           Account           EAFE Index          Fund Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1994                9,663                9,990              9,758
         1995               11,032               11,110             10,676
         1996               13,800               11,781             11,934
         1997               15,488               11,991             12,583
         1998               17,034               14,389             14,221

Note:  Past performance is not predictive of future performance.


The International Account's return of 9.98% in 1998 was below the EAFE Index return of 20.00%. Most of the Account's shortfall occurred during the second half of the year. Two investment themes dominated returns and performance during the second half of 1998. The most significant theme was the third quarter collapse of emerging markets, brought on by Russia's devaluation and debt default and the simultaneous currency crisis in Brazil. These events shook investor confidence which created a flight to quality, soaring risk premiums in most stocks, and a slower economic growth outlook.

A secondary theme was the ongoing economic problems in Japan. Japan's economy is in a serious recession and is undoubtedly the weakest economy of any developed nation. Its banking crisis is far from being solved, and government policy has created a fiscal budget deficit equal to 10% of GDP, an unheard of level for a major economy.

These two themes  influenced the positioning of the International  Account.  The
managers   increased   exposure  to  defensive,   or  lower  risk  stocks,   and
underweighted the Japanese market. One of the main reasons for the underperformance was the execution of moving the portfolio into a more defensive position which was not fully effective. Several of the stocks were in low risk businesses, but had exposure to poor performing emerging markets. The second area of underperformance was the underweight position of the Japanese yen. Although economic analysis of Japan proved to be right on the mark and Japan's stock market continued to languish, the Japanese yen was very strong and outpaced the other developed market currencies.

The Account continues to have a small weighting in the Japanese market and a large weighting in Europe. The managers do not expect a severe recession in Europe this year, but growth is slowing. Inflation does not appear to be a risk, and therefore, interest rates should remain low helping to bolster stock prices. Portfolio weightings in reasonably priced names with growth and/or defensive characteristics will continue to be raised.

International SmallCap Account
(Darren K. Sleister)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
   1 Year            5 Year           10 Year
-------------------------------------------------
   -10.37%*             --                --

-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average and MSCI EAFE Index

                                                                     Lipper
                          International     Morgan Stanley        International
      Year Ended            SmallCap     Capital International     Small-Cap
     December 31,           Account           EAFE Index          Fund Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1998                8,963               10,379              9,320

Note:  Past performance is not predictive of future performance.

The Account's overweighting in Europe and its low exposure to Asia contributed to its outperformance relative to its benchmark. The past year has shown the volatility inherent with the international small cap asset class. Last fall returns fell significantly in response to the Asian crisis and surprised many investors who had underestimated the impact it had on other economies. The beginning of 1998 saw a dramatic recovery in Asian areas, taking the markets to valuations above the pre-crisis level. However, this fall the markets hovered on the brink of collapse as several events sparked a growing global concern of the impact these events would have on the financial markets. These events included the Russian default on debt, whether the Latin American currencies would devalue, the slowdown of growth in the emerging economies and the strength of the dollar relative to the rest of the world economies, calling for a lowering of interest rates. Resource-based countries, Australia, New Zealand and Canada, lagged as commodity price deflation placed pressure on the macroeconomic conditions in these countries.

Currency weakness helped U.S.-based international investors to slightly offset the overall equity market decline. There is a question as to whether the dollar is resuming its historic weakness or if this is a temporary adjustment. The Euro block currencies are likely to be of Germanic influence in warding off inflation and, as such, be strong. Even though there remains a large burden of proof, recent movements indicate investors are beginning to price this expectation into the Euro.

The Account managers are noticing a some stabilization of stock prices in Asia and believe the bottom is forming in equities. Thus it is possible the Account's exposure will increase in the Asian region. Europe has corrected to attractive levels and the Account continues to focus on quality growth at average or below average prices. At the margin, holdings in Canada are declining given macro concerns and several instances of highly questionable management practices. In short, the managers favor higher levels of cash generation and stability of earnings over exceptional growth or deep value situations at this time.

MicroCap Account
(Paul D. Farrell, Matthew B. McLennan and Eileen A. Aptman)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year          5 Year         10 Year
-------------------------------------------------
    -18.42%*          --              --

-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Micro-Cap Fund Average and Russell 200 Index

                                                                    Lipper
                                                Russell            Micro-Cap
      Year Ended            MicroCap              200                Fund
     December 31,           Account              Index              Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1998                8,158                8,806              8,468

Note:  Past performance is not predictive of future performance.


Small cap stocks suffered in the volatile stock market of 1998. Prompted by economic turmoil in Asia and Russia and a slowing U.S. manufacturing sector, risk premiums expanded and investors overwhelmingly favored the perceived safety and liquidity of blue-chip, large cap names within the U.S. stock market. Even as the market stabilized and rebounded in the fourth quarter, small cap stocks continued to lag behind their larger counterparts. The MicroCap Account declined 17.9% since its inception in April 1998. The Russell 2000 Index ("Russell 2000") declined 11.4% during the same period. During 1998, the MicroCap Account was broadly diversified across different industry sectors such that no one sector unduly hurt or assisted the Account's performance relative to the Russell 2000.

The account managers believe that being both small in size and deep in value (seeking long term capital appreciation through investment in companies that are under valued due to investor uncertainty or obscurity) were the two factors that most significantly impacted the performance of the MicroCap Account in 1998. First, the market favored large capitalization securities over small capitalization securities as investors sought liquidity and visible growth. The S&P 500 Index ("S&P 500") returned 28.6% in 1998 while the Russell 2000 declined 2.6%. This size trend was evident even within the small cap universe as defined by the Russell 2000. Of the 2000 companies in the Index, the largest 200 companies declined 9% while the smallest 200 declined over 20% in 1998. The MicroCap Account is designed to invest in smaller companies and the resultant portfolio has a median market cap below those of its peers and the Russell 2000, which hurt performance during the year. Second, the value style of investing was similarly out of favor in 1998. Growth style indices across all market capitalizations outperformed in 1998: the S&P/Barra Growth Index return exceeded the S&P/Barra Value Index return by 27.5%, and the Russell 2000 Growth Index declined only 1.6% relative to a 9.1% decline of the Russell 2000 Value Index.

The managers remain confident in the future prospects of the MicroCap Account for several reasons:

1. Value strategies have demonstrated strong results in small cap investing. Low P/E and P/B strategies have been shown to outperform over the long term, particularly in small caps. For the period from 1978 (the inception of Russell's style indices) through 1998, the annualized return of the Russell 2000 Value Index is 3% higher than that of the Russell 2000 Growth Index. The account managers believe this demonstrates a disciplined approach to value investing will reward investors over time.

2. Small cap securities are cheap versus large cap securities. The managers also believe there is significant merit to focusing on small cap securities, as small cap stocks reached a tremendous discount relative to larger cap issues during the year. At year end, the Russell 2000 was valued at 19.5x 1999 earnings and 2.5x book value versus the S&P 500 value of 24.8x 1999 earnings and 4.9x book. The account managers remain particularly enthusiastic about the long-term value offered by the portfolio, which is priced at an even deeper discount than the Russell 2000. It is believed that the discounted valuation of small caps will reattract capital to the asset class and drive a return to more normal valuations. Historically the Russell 2000 has sold at a valuation premium to the S&P 500.

3. Small cap securities provide the most scope for value-added research. In all market environments, the account managers perform rigorous, first-hand research into small cap stocks trading at a discount to the market and their peers due to obscurity or uncertainty. Account managers believe that holding between 60 to 80 stocks allows for sufficient diversification while allowing value to be added through research. With each manager responsible for in-depth coverage of a limited number of companies in the portfolio, managers can exploit the research opportunity which makes small cap companies such an appealing investment universe.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          -----           -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

MidCap Growth Account
(John O'Toole)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
     1 Year         5 Year          10 Year
-------------------------------------------------
     -3.40%*           --               --
-------------------------------------------------
* - Since Inception Date 5/1/98


Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Fund Average and S&P 400 MidCap Index

                                  MidCap         Lipper              S&P
                                  Growth        Mid-Cap            400 MidCap
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          ------
                                  10,000         10,000             10,000
      1998                         9,660          9,814             10,538

Note: Past performance is not predictive of future performance.


The performance of the Account from inception date through December 31, 1998 was below the performance benchmark (S&P MidCap 400 Index) and was obviously disappointing. The primary factor negatively impacting performance was stock selection, which was further impacted by some unique features of the performance benchmark. Additionally, certain portfolio risk factors also contributed to the underperformance.

The S&P MidCap 400 Index was dominated in 1998 by the performance of America Online (AOL). At the beginning of the year, AOL was approximately 1.0% of the benchmark, while by year end it was over 7% of the benchmark, at which time it was moved into the S&P 500 Index. This one stock had a return of 585.64% for 1998, and thus greatly impacted the return of the Index. The account managers did not initiate a position in AOL until midyear, and though the position was held until the end of the year, for the most part the portfolio was either equally weighted or underweighted to the company. Thus, the holdings of this one name had a meaningful impact on relative performance.

In addition to these unique issues with the benchmark, the quantitative valuation process used in the management of the Account did not perform up to historical expectations. This problem was especially acute in September and October, where negative stock selection impacted performance. There have been previous time periods where the manager's process did not meet expectations, but experience has shown that the model rebounded and allowed performance expectations to be met.

As for portfolio risk characteristics that had a negative influence on return, these would include the Account having a modestly smaller than benchmark market capitalization. Even a modest position hurt performance, because 1998 was categorized as a year where larger and mid sized companies outperformed smaller capitalization firms. Finally, the performance was also negatively impacted by the Account having a below benchmark price/earnings (P/E) ratio during a time period when higher P/E stocks outperformed lower P/E issues.

In closing, the returns for the period under review were below our performance expectations. Nonetheless, the managers remain committed to the quantitative equity valuation process along with the fully invested and sector neutral portfolio construction methods.

Real Estate Account
(Kelly D. Rush)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
 1 Year               5 Year              10 Year
 -6.56%*                --                   --


* - Since Inception Date 5/1/98
-------------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average and Morgan Stanley REIT Index

                                                Lipper        Morgan Stanley
                               Real Estate    Real Estate         REIT
 Year Ended December 31,         Account      Fund Average        Index
 ----------------------          -------      ------------        ------
                                  10,000         10,000           10,000
      1998                         9,344          8,250            8,677

Note: Past performance is not predictive of future performance.


The Real Estate Account began operations in May 1998. The Account invests primarily in equity securities of companies engaged principally in the real estate industry. The account managers have available the resources of real estate professionals within the Principal Financial Group to identify companies possessing the attributes considered essential for successful real estate investing.

Real estate markets enjoyed a strong year in 1998, and real estate companies experienced record earnings growth. While the operating environment was robust, the prices of real estate company stocks were falling. Several factors have contributed to the decline. The most predominant reason for the decline has been the fear of deteriorating conditions in 1999 and beyond. For the period ended December 31, 1998 the Real Estate Account performed slightly better than the Morgan Stanley REIT Index and the Lipper Real Estate Fund Average because of its underweighting in the hotel sector and overweighting in companies which have proven to be resilient in the face of market pressure.

Declining earnings growth from the record setting levels of 1998 is inevitable. The transition from abnormally high earnings growth to a lower sustainable earnings growth level caused investor nervousness and price declines in 1998. This drop provided an attractive price entry point, in the Manager's opinion, for patient investors in search of value opportunities supported by an above average level of current income.

SmallCap Account
(Mark T. Williams and John F. McClain)


-------------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year         5 Year             10 Year
-------------------------------------------------
    -20.51%*          --                  --
-------------------------------------------------

* - Since Inception Date 5/1/98


Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Fund Average and S&P 600 Index

                                                Lipper                S&P
                                 SmallCap       Small-Cap             600
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------           -----
                                  10,000         10,000             10,000
      1998                         7,949          8,873              8,835

Note: Past performance is not predictive of future performance.


The SmallCap Account has not yet finished its first year of operation. The Account's inception date was May 1, 1998. In reviewing the past year, it is apparent that May 1 was near the peak for smallcap stock performance, as measured by several indices. The remainder of the year was volatile, especially the second half.

The Account's strategy is to take the best that smallcap growth has to offer and combine it in a single portfolio with the best that smallcap value stocks have to offer. By doing so, managers hope to provide superior results when compared to other smallcap funds.

Initially, approximately 60% of the Account's assets were invested in growth stocks with the balance in value stocks. The original allocation of 60/40 was still in place at year end. This allocation was chosen for two reasons. First, the smallcap value sector has outperformed the smallcap growth sector for several measurement periods. Account managers believe the performance balance going forward has a good chance of being reversed, or at least not expanded further. Second, the opportunities for superior stock selection are greater in the growth area at this time.

Performance for small companies since the Account's inception through September was mostly negative. The companies in the Account's portfolio did not escape this negative return. For the year ended December 31, 1998, the SmallCap Account was below its benchmark with a return of -20.5% (net of expenses) versus that of the Lipper Smallcap Fund Average at -11.27%. The Account's technology holdings were under severe pressure during June as the Asian economic problems reignited investor concerns. The months of July through September saw continued weakness in our technology holdings. During this same time period, the Account's holdings in sub-prime lenders also registered negative returns. This adversely impacted the Account's entire Financial sector return. During the fourth quarter, the Account's technology holdings redeemed themselves with strong absolute returns. The Account's financial holdings saw continued weakness and ended the year as the sector with the poorest relative returns. Other sectors that contributed to underperformance, relative to the benchmark, were Consumer Cyclicals and Healthcare.

Looking forward, small stocks are more attractive relative to large stocks than at any time in the last twenty-five years. This is based on trailing and projected profits. The account managers believe this is an opportunity.

SmallCap Growth Account
(Amy K. Selner)

-------------------------------------
           Total Returns
      As of December 31, 1998
    1 Year     5 Year       10 Year
-------------------------------------
    2.96%*       --             --
-------------------------------------
* - Since Inception Date 5/1/98


Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Fund Average and Russell 2000 Growth Index

                                 SmallCap        Lipper          Russell 2000
                                 Growth        Small-Cap            Growth
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------           -----
                                  10,000         10,000             10,000
      1998                        10,296          8,873             10,123

Note: Past performance is not predictive of future performance.


This is the first annual report on the SmallCap Growth Account since its inception of April 4, 1998. For this nine month period the fund rose 2.96 % versus the (10.23%) loss of the Russell 2000 Growth Index, outperforming it's index by 13.19%.

During 1998, a year marked by the Asian financial crisis which spread through the world, small cap stocks underperformed relative to the large cap stocks as economic uncertainty caused volatility to soar and investors preferred the liquidity and predictability of larger caps stocks. The Russell 2000 Growth Index ended the year gaining 1.23% while the S&P 500 gained 26.79%. The market ended its correction on October 8 and staged an impressive rebound through the end of the fourth quarter. Small cap technology smartly outperforming other industry groups in this fourth quarter snapback.

In 1998 the world markets were relatively volatile while factoring in the financial crisis in Asia, rising risks in Brazil, rekindled military hostilities in the Middle East, and the sharp depreciation of the dollar. Certainly the 75 basis point easing by the Fed from late September to mid-November allowed for a stiff wind at the back of this market. That wind, however, is not present today and looking forward, the managers feel the Fed will remain neutral. The underlying trend in real income growth remains solid, consumer spending is strong and the labor market remains tight. Corporate profits are slowing and growth is expected to decelerate in 1999, while inflation remains suppressed. The account managers continue to monitor Brazil's recession and possible effects on Mexico, and eventually the U.S.

The Account's outperformance in this volatile market stemmed from strong bottom-up stock picking. The Account's exposure to solid technology growth stocks advanced performance in the Account, especially in the fourth quarter. Internet stocks were the leaders, along with semiconductor holdings. Exposure to the internet stocks was trimmed back after their explosive move following the October 8 low through December. The managers are focusing on the highest quality infrastructure leaders within the Account's internet exposure. The long-term growth prospects for the software application integration industry and holdings of New Era of Networks and TSI International Software continue to be viewed favorably. Fundamentals within the semiconductor sector remained strong in 1998, particularly within the suppliers to the communications infrastructure.

Within healthcare the managers continue to focus on drug companies with strong pipelines and reasonable valuations. Biotechnology growth prospects remain robust and outperformed nicely during 1998. The Account continues to be underweighted in the energy sector, which has been abysmal. Although valuations are at cyclical lows, the stocks are trading on inventory changes and there is further downside to earnings. The Manager will wait until supply/demand fundamentals improve and pricing stabilizes to increase exposure.

For small caps at the end of 1998, the .78 relative multiple on the Russell 2000 versus the S&P 500, is much below the 1.03 level reached in 1990, when small caps outperformed their large cap brothers. Although this relative valuation point is quite bullish for small caps, absolute valuations for both indexes are not cheap. The account managers expect the market will move sideways over the near term, digesting the gains of the fourth quarter. The high valuations of stocks will allow for no margin of error in earnings estimates in 1999.

SmallCap Value Account
(Stephen Rich and Denise Higgins)

-------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year          5 Year         10 Year
    -15.06%*          --              --

* - Since Inception Date 5/1/98
-------------------------------------------

Comparison of Change in Value of $10,000 Investment in the SmallCap Value Account, Lipper Small-Cap Fund Average and Russell 2000 Value Index

                                 SmallCap        Lipper          Russell 2000
                                  Value        Small-Cap             Value
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------           -----
                                  10,000         10,000             10,000
      1998                         8,494          8,873              8,592

Note: Past performance is not predictive of future performance.


This is an eight month review of the SmallCap Value Account as the inception of the Account was May 1, 1998. The past eight months have been an extremely challenging environment to manage small cap portfolios. After peaking in mid-April, the small cap market declined over 21% from May to September. By many estimations small cap stocks were truly in a bear market. In was not until October, that the small cap market showed signs of recovering after sinking to a 27 month low on October 8. At that point, the Russell 2000 Value Index staged one of its strongest rallies in recent history and finished the quarter up 9.1%. The rally was widespread and stimulated by four events; (1) the Federal Reserve's unexpected interest rate cut, (2) perceived cheap valuations, (3) decent earnings prospects for small cap companies, and (4) seasonal buying patterns of investors.

The SmallCap Value Account invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $1.5 billion. Industry by industry, the Account's sector weights are similar to those of the Russell 2000 Value Index. The Account can moderately overweight or underweight industries when it believes it will benefit performance. However, the primary source of added value is through stock selection. J.P. Morgan has 23 industry analysts who conduct fundamental research on over 450 companies in the small cap universe. Within each sector, stocks are ranked using a Dividend Discount Model. The Account purchases the stocks that are most undervalued and sells the stocks that are most overvalued. In addition, the Account will sell stocks that have become to large to hold in a small cap portfolio.

For the eight months ending December 31, 1998 the Account (net of fees) marginally trailed the Russell 2000 Value index. It was during the volatile period of May to September the Account encountered the most difficulty. During this period, many small cap managers experienced difficulties as investors indiscriminately sold the asset class and moved to the safety of large cap stocks. In this environment, it did not matter if you held "good or bad" small cap companies because they were all painted with the same brush. This actually provided the managers with an opportunity to "upgrade" the Account with some high quality stocks that had appeared overvalued earlier in the year. This strategy seemed to pay off in the fourth quarter as investors re-entered the small cap market. As a result, in the fourth quarter, the Account outperformed the benchmark by a wide margin making up most of the ground lost earlier in the year. The best performing sectors for the Account over this eight month period were Basic Industry, Technology Hardware, and Reits. The worst performing sectors included Consumer Cyclical, Capital Good, and Multi-Industry. Individual stocks contributing the most included Universal Forest Products (+13%) and D.R. Horton (+25%) while Mueller Industries (-40%) and Colonial Bancgroup (-32%) detracted. Going forward, the account managers feel the portfolio is well balanced and positioned to deal with the volatile markets while providing consistent exposure to the small cap value market.

Given the prolonged underperformance of the small cap market and relative valuation, the managers continue to believe that small cap stocks are attractive absolutely and relatively to large cap stocks.

Utilities Account
(Catherine A. Zaharis)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
 1 Year               5 Year         10 Year
 15.36%*                --              --

* - Since Inception Date 5/1/98
-------------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average and Dow Jones Utilities Index with Income Fund Average

                                                 Lipper      Dow Jones Utilities
                                Utilities       Utilities     Index with Income
 Year Ended December 31,         Account      Fund Average      Fund Average
 ----------------------          -------      ------------      ------------
                                  10,000         10,000             10,000
      1998                        11,536         10,957             10,250

Note: Past performance is not predictive of future performance.


The Utilities Account enjoyed a strong year where performance was enhanced by the strong performance of both electric and telephone companies. During the market gyrations of the third quarter, utilities stocks led the way providing some of the stronger sector returns for the quarter. Continuing consolidation in this industry as a key driver of returns has also been seen.

The telephone industry has been a story of continued strong unit growth. The usage of all aspects of telecommunications is growing and has aided relative return. This is true for both local and long distance companies, as well as newer entrants into this industry.

The Account's portfolio continues to focus on certain companies in both areas of the utilities industry. The managers are looking for those companies where a strategy has been determined to move the company forward in a competitive environment. The managers look at the strategy, the company's strengths and weaknesses, and determine whether the company has the strengths and skills to reach its goals. Valuations are then looked at to determine whether these companies can be purchased at attractive prices. The account manager's goal is to find the winners in this new environment.





Important Notes of the Growth-Oriented Accounts:

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 409 mutual funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 208 funds.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 980 funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 527 funds.

Lipper International Small-Cap Funds Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 59 funds.

Lipper Micro-Cap Fund Average: This average consists of funds which invest primarily in companies with a market captalization of less than $300 million at the time of purchase. The one-year average currently contains 45 funds.


Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 100 funds.

Lipper Small-Cap Fund Average: This average consists of funds which invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. The one-year average currently contains 638 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 102 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley REIT Index: This is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 200 Index: This index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 65% of the total market capitalization of the Russell 1000 Index.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segmant of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Avgerage
       -----------       -------              -----               --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

Government Securities Account
(Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year         5 Year           10 Year
    8.27%          7.02%            9.35%
--------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average and Lehman Brothers Mortgage Index

                                                   Lehman           Lipper
                               Government         Brothers       U.S. Mortgage
                               Securities          Mortgage          Fund
Year Ended December 31,         Account             Index          Average
----------------------          -------            ------          -------
                                10,000             10,000           10,000
       1989                     11,559             11,535           11,258
       1990                     12,663             12,772           12,314
       1991                     14,809             14,779           14,135
       1992                     15,822             15,809           14,999
       1993                     17,416             16,891           16,116
       1994                     16,626             16,619           15,444
       1995                     19,797             19,411           17,951
       1996                     20,460             20,449           18,646
       1997                     22,585             22,390           20,245
       1998                     24,453             23,948           21,476

Note:  Past performance is not predictive of future performance.


Interest rates declined significantly over the last twelve months, with medium and long rates down about 1%. Bond prices, which move in the opposite direction of interest rates, moved up, which led to another very strong year for the Government Securities Account. The Account outperformed both the Lehman Brothers MBS Index as well as the Lipper U.S. Mortgage Fund Average, mostly due to its slightly longer duration.

The key to 1998 was the U.S. Federal Reserve. By decisively reducing the Federal Funds rate from 5.50% to 4.75% during the pinnacle of global risk, then holding rates steady in December, the Fed demonstrated its commitment to maintaining reasonable growth in the U.S. The actions of the Federal Reserve restored a certain amount of calm and order to a very volatile and illiquid market. By staying pat on rates in December, the Fed also signaled that the U.S. economy was still very strong, with modest growth, low inflation and low unemployment.

Portfolio management views the economic outlook as range-bound for U.S. interest rates. With the absolute level of interest rates being relatively low, the managers are moving the duration of this account closer to the Lehman MBS Index and are shortening as opportunities present themselves.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 73 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.

The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.

In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

AGGRESSIVE GROWTH ACCOUNT(a)                                     1998          1997            1996            1995          1994(b)
-------------------------                                        ------------------            ----            ----          ----
Net Asset Value, Beginning of Period...................        $16.30        $14.52          $12.94          $10.11         $9.92
Income from Investment Operations:
   Net Investment Income...............................           .04           .04             .11             .13           .05
   Net Realized and Unrealized Gain (Loss) on Investments        2.99          4.26            3.38            4.31           .24
                       Total from Investment Operations          3.03          4.30            3.49            4.44           .29
Less Dividends and Distributions:
   Dividends from Net Investment Income................          (.04)         (.04)           (.11)           (.13)         (.05)
   Distributions from Capital Gains....................          (.96)        (2.48)          (1.80)          (1.48)         (.05)
                      Total Dividends and Distributions         (1.00)        (2.52)          (1.91)          (1.61)         (.10)
Net Asset Value, End of Period.........................        $18.33        $16.30          $14.52          $12.94        $10.11

Total Return...........................................        18.95%        30.86%          28.05%          44.19%         2.59%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $224,058      $149,182         $90,106         $33,643       $13,770
   Ratio of Expenses to Average Net Assets.............          .78%          .82%            .85%            .90%         1.03%(d)
   Ratio of Net Investment Income to Average Net Assets          .22%          .29%           1.05%           1.34%         1.06%(d)
   Portfolio Turnover Rate.............................        155.6%        172.6%          166.9%          172.9%        105.6%(d)




ASSET ALLOCATION ACCOUNT(a)                                      1998          1997            1996            1995          1994(b)
------------------------                                         ------------------            ----            ----          ----
Net Asset Value, Beginning of Period...................        $11.94        $11.48          $11.11           $9.79         $9.98
Income from Investment Operations:
   Net Investment Income...............................           .31           .30             .36             .40           .23
   Net Realized and Unrealized  Gain (Loss) on Investments        .76          1.72            1.06            1.62          (.18)
                       Total from Investment Operations          1.07          2.02            1.42            2.02           .05
Less Dividends and Distributions:
   Dividends from Net Investment Income................          (.31)         (.30)           (.36)           (.40)         (.23)
   Distributions from Capital Gains....................          (.40)        (1.26)           (.69)           (.30)           --
   Excess Distributions from Capital Gains(e)..........             --           --              --              --          (.01)
                      Total Dividends and Distributions          (.71)        (1.56)          (1.05)           (.70)         (.24)
Net Asset Value, End of Period.........................        $12.30        $11.94          $11.48          $11.11         $9.79

Total Return...........................................         9.18%        18.19%          12.92%          20.66%          .52%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $84,089       $76,804         $61,631         $41,074       $28,041
   Ratio of Expenses to Average Net Assets.............          .89%          .89%            .87%            .89%          .95%(d)
   Ratio of Net Investment Income to Average Net Assets         2.51%         2.55%           3.45%           4.07%         4.27%(d)
   Portfolio Turnover Rate.............................        162.7%        131.6%          108.2%           47.1%         60.7%(d)























See accompanying notes.

          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------   -----------------------------------------------------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)
                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.49)        (.45)         (.40)         (.45)        (.37)
   Distributions from Capital Gains....................     (.59)        (1.05)        (.94)         (.42)        (.18)
                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95

Total Return...........................................     11.91%       17.93%        13.13%       24.58%      (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............      .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets     3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%



BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)
                       Total from Investment Operations       .91         1.20           .28         2.24         (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(e)..........      (.01)        --            --            --           --
                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)        (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12

Total Return...........................................      7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%

















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................     (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions     (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................    $37.19       $34.61        $29.84       $27.80       $23.44

Total Return...........................................     13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%




GOVERNMENT SECURITIES ACCOUNT(a)                             1998         1997          1996         1995         1994
-----------------------------                                -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $10.72       $10.31        $10.55        $9.38       $10.61
Income from Investment Operations:
   Net Investment Income...............................       .60          .66           .59          .60          .76
   Net Realized and Unrealized Gain (Loss) on Investments     .28          .41          (.24)        1.18        (1.24)
                       Total from Investment Operations       .88         1.07           .35         1.78         (.48)
Less Dividends from Net Investment Income..............      (.59)        (.66)         (.59)        (.61)        (.75)
Net Asset Value, End of Period.........................    $11.01       $10.72        $10.31       $10.55        $9.38

Total Return...........................................      8.27%       10.39%         3.35%       19.07%      (4.53)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $141,317      $94,322       $85,100      $50,079      $36,121
   Ratio of Expenses to Average Net Assets.............      .50%         .52%          .52%         .55%         .56%
   Ratio of Net Investment Income to Average Net Assets     6.15%        6.37%         6.46%        6.73%        7.05%
   Portfolio Turnover Rate.............................     11.0%         9.0%          8.4%         9.8%        23.2%


























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

GROWTH ACCOUNT(a)                                            1998         1997          1996         1995       1994(f)
--------------                                               -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $17.21       $13.79        $12.43       $10.10        $9.60
Income from Investment Operations:
   Net Investment Income...............................       .21          .18           .16          .17          .07
   Net Realized and Unrealized Gain (Loss) on Investments    3.45         3.53          1.39         2.42          .51
                       Total from Investment Operations      3.66         3.71          1.55         2.59          .58
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.21)        (.18)         (.16)        (.17)        (.08)
   Distributions from Capital Gains....................      (.20)        (.10)         (.03)        (.09)         --
   Excess Distributions from Capital Gains(e)..........        --        (.01)           --          --           --
                      Total Dividends and Distributions      (.41)        (.29)         (.19)        (.26)        (.08)
Net Asset Value, End of Period.........................    $20.46       $17.21        $13.79       $12.43       $10.10

Total Return...........................................     21.36%       26.96%        12.51%       25.62%       5.42%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,828     $168,160       $99,612      $42,708      $13,086
   Ratio of Expenses to Average Net Assets.............      .48%         .50%          .52%         .58%        .75%(d)
   Ratio of Net Investment Income to Average Net Assets     1.25%        1.34%         1.61%        2.08%       2.39%(d)
   Portfolio Turnover Rate.............................      9.0%        15.4%          2.0%         6.9%        0.9%(d)



INTERNATIONAL ACCOUNT(a)                                     1998         1997          1996         1995       1994(f)
---------------------                                        -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $13.90       $13.02        $10.72        $9.56        $9.94
Income from Investment Operations:
   Net Investment Income...............................       .26          .23           .22          .19          .03
   Net Realized and Unrealized  Gain (Loss) on Investments   1.11         1.35          2.46         1.16         (.33)
                       Total from Investment Operations      1.37         1.58          2.68         1.35         (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.25)        (.23)         (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(e)..        --          --             --           --         (.02)
   Distributions from Capital Gains....................      (.51)        (.47)         (.16)        (.01)        (.01)
                      Total Dividends and Distributions      (.76)        (.70)         (.38)        (.19)        (.08)
Net Asset Value, End of Period.........................     $14.51       $13.90        $13.02       $10.72        $9.56

Total Return...........................................      9.98%       12.24%        25.09%       14.17%     (3.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%          .90%         .95%       1.24%(d)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%         2.28%        2.26%       1.31%(d)
   Portfolio Turnover Rate.............................     33.9%        22.7%         12.5%        15.6%       14.4%(d)

















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL SMALLCAP ACCOUNT                              1998(g)
------------------------------                              ----
Net Asset Value, Beginning of Period...................     $9.97
Income from Investment Operations:
   Net Investment Income...............................       .01
   Net Realized and Unrealized Gain (Loss) on Investments    (.95)
                       Total from Investment Operations      (.94)
Less Dividends from Net Investment Income..............      (.03)
Net Asset Value, End of Period.........................     $9.00

Total Return........................................... (10.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $13,075
   Ratio of Expenses to Average Net Assets.............    1.34%(d)
   Ratio of Net Investment Income to Average Net Assets     .24%(d)
   Portfolio Turnover Rate.............................    60.3%(d)




MICROCAP ACCOUNT                                            1998(g)
----------------                                            ----
Net Asset Value, Beginning of Period...................    $10.04
Income from Investment Operations:
   Net Investment Income...............................       .03
   Net Realized and Unrealized Gain (Loss) on Investments    1.86)
                       Total from Investment Operations     (1.83)
Less Dividends from Net Investment Income..............      (.04)
Net Asset Value, End of Period.........................     $8.17

Total Return........................................... (18.42)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $5,384
   Ratio of Expenses to Average Net Assets.............    1.38%(d)
   Ratio of Net Investment Income to Average Net Assets    0.57%(d)
   Portfolio Turnover Rate.............................    55.3%(d)





























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................     (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions     (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97

Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%



MIDCAP GROWTH ACCOUNT                                       1998(g)
---------------------                                       ----
Net Asset Value, Beginning of Period...................     $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............      (.01)
   Net Realized and Unrealized  Gain (Loss) on Investments   (.28)
                       Total from Investment Operations      (.29)
Net Asset Value, End of Period.........................     $9.65

Total Return...........................................  (3.40%)(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,534
   Ratio of Expenses to Average Net Assets.............    1.27%(d)
   Ratio of Net Investment Income to Average Net Assets   (.14)%(d)
   Portfolio Turnover Rate.............................    91.9%(d)

FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%



REAL ESTATE ACCOUNT                                         1998(g)
-------------------                                         ----
Net Asset Value, Beginning of Period...................    $10.01
Income from Investment Operations:
   Net Investment Income...............................       .32
   Net Realized and Unrealized  Gain (Loss) on Investments   (.97)
                       Total from Investment Operations      (.65)
Less Dividends from Net Investment Income..............      (.29)
Net Asset Value, End of Period.........................     $9.07

Total Return...........................................  (6.56)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $10,909
   Ratio of Expenses to Average Net Assets.............    1.00%(d)
   Ratio of Net Investment Income to Average Net Assets    5.40%(d)
   Portfolio Turnover Rate.............................     5.6%(d)



SMALLCAP ACCOUNT                                            1998(g)
----------------                                            ----
Net Asset Value, Beginning of Period...................    $10.27
Income from Investment Operations:
   Net Investment Income...............................      --
   Net Realized and Unrealized  Gain (Loss) on Investments  (2.06)
                       Total from Investment Operations     (2.06)
Net Asset Value, End of Period.........................     $8.21

Total Return........................................... (20.51)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $12,094
   Ratio of Expenses to Average Net Assets.............     .98%(d)
   Ratio of Net Investment Income to Average Net Assets   (.05)%(d)
   Portfolio Turnover Rate.............................    45.2%(d)















See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

SMALLCAP GROWTH ACCOUNT                                     1998(g)
-----------------------                                     ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............     (.04)
   Net Realized and Unrealized  Gain (Loss) on Investments   .30
                       Total from Investment Operations      .26
Net Asset Value, End of Period.........................   $10.10

Total Return...........................................    2.96%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,463
   Ratio of Expenses to Average Net Assets.............    1.31%(d)
   Ratio of Net Investment Income to Average Net Assets   (.80)%(d)
   Portfolio Turnover Rate.............................   166.5%(d)



SMALLCAP VALUE ACCOUNT                                      1998(g)
----------------------                                      ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income...............................       .03
   Net Realized and Unrealized  Gain (Loss) on Investments  (1.50)
                       Total from Investment Operations     (1.47)
Less Dividends from Net Investment Income..............      (.03)
Net Asset Value, End of Period.........................     $8.34

Total Return........................................... (15.06)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $6,895
   Ratio of Expenses to Average Net Assets.............    1.56%(d)
   Ratio of Net Investment Income to Average Net Assets     .73%(d)
   Portfolio Turnover Rate.............................    53.4%(d)



UTILITIES ACCOUNT                                           1998(g)
-----------------                                           ----
Net Asset Value, Beginning of Period...................     $9.61
Income from Investment Operations:
   Net Investment Income...............................       .15
   Net Realized and Unrealized  Gain (Loss) on Investments   1.35
                       Total from Investment Operations      1.50
Less Dividends from Net Investment Income..............      (.18)
Net Asset Value, End of Period.........................    $10.93

Total Return...........................................   15.36%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $18,298
   Ratio of Expenses to Average Net Assets.............     .69%(d)
   Ratio of Net Investment Income to Average Net Assets    2.93%(d)
   Portfolio Turnover Rate.............................     9.5%(d)



FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

        Former Fund Name                         Current Account Name
  Principal Aggressive Growth Fund, Inc.         Aggressive Growth Account
  Principal Asset Allocation Fund, Inc.          Asset Allocation Account
  Principal Balanced Fund, Inc.                  Balanced Account
  Principal Bond Fund, Inc.                      Bond Account
  Principal Capital Accumulation Fund, Inc.      Capital Value Account
  Principal Government Securities Fund, Inc.     Government Securities Account
  Principal Growth Fund, Inc.                    Growth Account
  Principal High Yield Fund, Inc.                High Yield Account
  Principal World Fund, Inc.                     International Account
  Principal Emerging Growth Fund, Inc.           MidCap Account
  Principal Money Market Fund, Inc.              Money Market Account

(b) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Aggressive Growth Account and $.01 per share for the Asset Allocation Account for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Aggressive Growth Account and the Asset Allocation Account incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(f) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(g) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                       Date          Net     Per Share Realized
                                    Operations   Investment    and Unrealized
     Account                        Commenced      Income      Gains (Losses)

 International SmallCap Account   April 16, 1998   $.02         $(.05)
 MicroCap Account                  April 9, 1998    .01           .03
 MidCap Growth Account            April 23, 1998    .01          (.07)
 Real Estate Account              April 23, 1998    .01           --
 SmallCap Account                  April 9, 1998    --            .27
 SmallCap Growth Account           April 2, 1998    --           (.16)
 SmallCap Value Account           April 16, 1998    .01          (.17)
 Utilities Account                 April 2, 1998    .04          (.43)



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944






                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


                                Blue Chip Account
                                  Bond Account
                             Capital Value Account
                              International Account
                             LargeCap Growth Account
                                 MidCap Account
                             MidCap Growth Account
                              MidCap Value Account
                              Money Market Account
                                SmallCap Account
                            SmallCap Growth Account
                            Stock Index 500 Account








   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.





                      The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ..................................................   4
     Annual operating expenses..........................................   4
     Principal investment strategy......................................   4
     Day-to-day Account management......................................   4
     Account Performance................................................   5

     Blue Chip Account..................................................   6
     Bond Account.......................................................   8
     Capital Value Account..............................................  10
     International Account..............................................  12
     LargeCap Growth Account............................................  14
     MidCap Account.....................................................  16
     MidCap Growth Account..............................................  18
     MidCap Value Account...............................................  20
     Money Market Account...............................................  22
     SmallCap Account...................................................  24
     SmallCap Growth Account............................................  26
     Stock Index 500 Account............................................  28

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................  30

PRICING OF ACCOUNT SHARES...............................................  34

DIVIDENDS AND DISTRIBUTIONS.............................................  35
     Growth-Oriented and Income-Oriented Accounts.......................  35
     Money Market Account...............................................  35

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................  36
     The Manager........................................................  36
     The Sub-Advisors...................................................  36

GENERAL INFORMATION ABOUT AN ACCOUNT....................................  38
     Shareholders Rights................................................  38
     Purchase of Account Shares.........................................  39
     Sale of Account Shares.............................................  39
     Year 2000 Readiness Disclosure.....................................  40
     Financial Statements...............................................  41

FINANCIAL HIGHLIGHTS....................................................  42
     Notes to Financial Highlights......................................  46



ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.


In the description for each Account, you will find important information about the Account's:


Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. Estimates of the expenses are shown for the new Accounts. The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for a new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.


Principal investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's principal investment strategy (including the type or types of securities in which the Account invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Day-to-day Account management
The people who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Principal Management Corporation serves as the manager for the Principal Variable Contracts Fund. It has signed contracts with various Sub-Advisors under which the Sub-Advisor provides portfolio management for certain Accounts (see Management, Organization and Capital Structure).


  Sub-Advisor                           Account
  Berger ..Associates ("Berger")        SmallCap Growth
  Dreyfus Corporation ("Dreyfus")       MidCap Growth
  Invista Capital Management, LLC       Blue Chip, Capital Value, International,
           ("Invista")                  MidCap, SmallCap, and Stock Index 500
  Janus Capital Corporation ("Janus")   LargeCap Growth
  Neuberger Berman Management Inc.      MidCap Value
  .........("Neuberger Berman")


Account Performance
Included in most Account descriptions is a set of tables and a bar chart. As certain Accounts have not been offered before, no historical information is available for those Accounts. If historical data is available, the bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year. As Account shares are sold without a sales charge, the performance reflected in the chart does not include a sales charge.

If historical information is available for the Account, a table is also included that compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index and an average of mutual funds with a similar investment objective and management style. If the Account has not been in existence for 10 years, the information provided covers the life of the Account. The averages used are prepared by Lipper, Inc. (an independent statistical service). Another table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 years or a shorter period if the Account has been in existence for less than 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.


Note: Investments in the Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

GROWTH-ORIENTED ACCOUNT


Blue Chip Account


The Blue Chip Account seeks to achieve growth of capital and growth of income. It invests primarily in common stocks of well-capitalized, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Account invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
o        size (market capitalization of at least $1 billion)
o        good industry position
o        established history of earnings and dividends
o        superior management structure
o        easy access to credit

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Account assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Account assets in securities of unseasoned issuers. Unseasoned issuers may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Account assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The Blue Chip Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but who prefer investing in larger, established companies.

Account Performance Information



The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
            Fund Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees......................  0.60%     $92     $288     N/A      N/A
Other Expenses.......................  0.30%
                                       -----
   Total Account Operating Expenses    0.90%*

* Estimated
--------------------------------------------------------------------------------

Day-to-day Account management:
   Since May 1999           Mark T. Williams, Portfolio Manager of Invista
   (Account's inception)    Capital Management, LLC since 1991.



INCOME-ORIENTED ACCOUNT


Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

The Bond Account has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it, the Account is not required to sell the bond. The Statement of Additional
Information ("SAI") contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").


Under normal circumstances, the Account invests at least 65% of its assets in:
o  debt securities and taxable municipal bonds;
   o rated, at purchase, in one of the top four categories by S&P or Moody's, or
   o if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o  securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.


The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT


Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT


International Account


The International Account seeks to provide long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995   14.17%                                for the last 5 years
      1996   25.09%                     ----------------------------------------
      1997   12.24%                          Quarter Ended           Return
      1998    9.98%                     ----------------------------------------
                                              12/31/98              16.60%
                                              9/30/98              (17.11%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1989
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Executive Vice President and
                         Chief Investment Officer of Invista Capital Management,
                         LLC since 1997. Vice President, 1986-1997.



GROWTH-ORIENTED ACCOUNT


LargeCap Growth Account


The LargeCap Growth Account seeks long-term growth of capital. It primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint.

Janus uses a bottom-up approach in building the portfolio.This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. The Account may also invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The LargeCap Growth Account is designed for long-term investors for a portion of
their  investments.   It  is  not  designed  for  investors  seeking  income  or conservation of capital.


Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.10%    $143     $444     N/A      N/A
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.40%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 1999.)

Day-to-day Account management:
    Since April 1999        E. Marc Pinto, Vice President Janus Capital
    (Account's inception)   Corporation since 1994. Prior to that, Mr. Pinto was
                            employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs.



GROWTH-ORIENTED ACCOUNT


MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. It primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.



Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT


MidCap Growth Account


The MidCap Growth Account seeks long-term growth of capital. It invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential, and
o    are characterized by strong balance sheets and high returns on equity.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

The MidCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Account is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.






"Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Life Insurance Company or with the Fund.


Account Performance Information

------------------------------------------  ------------------------------------
        Average annual total return                  Highest & lowest
  for the period ending December 31, 1998        quarterly total returns
------------------------------------------       for the last 3 quarters
                               Past One     -----------------------------------
                                 Year          Quarter Ended           Return
                               --------     ------------------------------------
    MidCap Growth Account       (3.40%)*         12/31/98               22.31%
                                                  9/30/98              (16.95%)
    S&P 400 MidCap Index        19.12       ------------------------------------
    Lipper MidCap Fund
      Average                   12.16
 -----------------------------------------
    * Period from May 1, 1998, date first
      offered to the public, through
      December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.90%   $129     $403    $697    $1,534
Other Expenses........................  0.37%
                                        -----
    Total Account Operating Expenses    1.27%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.96% for 1999.

Day-to-day Account management:
     Since April 1998       John O'Toole, CFA. Portfolio Manager of The Dreyfus
     (Account's inception)  Corporation and Senior Vice President of Mellon
                            Equity Associates LLP (an affiliate of The Dreyfus
                            Corporation) since 1990.



GROWTH-ORIENTED ACCOUNT


MidCap Value Account


The MidCap Value Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established.

The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman Management Inc. Neuberger Berman identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The net asset value of the Account's shares is based on the value of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Neuberger Berman also may invest in foreign securities. Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The MidCap Value Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept short-term fluctuations in the value of their investments. It is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.



Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.05%    $138     $428     N/A      N/A
Other Expenses........................ 0.30%

   Total Account Operating Expenses    1.35%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 1999.)

Day-to-day Account management:
     Since April 1999               Co-Manager, Michael M. Kassen, Portfolio
     (Account's inception)          Manager, Neuberger Berman Management, Inc.,
                                    since 1990.

     Since April 1999               Co-Manager, Robert I. Gendelman, Portfolio
     (Account's inception)          Manager, Neuberger Berman Management, Inc.,
                                    since 1994.

     Since April 1999               Co-Manager, S. Basu Mullick, Portfolio
     (Account's inception)          Manager, Neuberger Berman Management, Inc.,
                                    since 1998. Prior thereto, Portfolio
                                    Manager, Ark Asset Management Co, Inc. from
                                    1993-1998.


Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is considered consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.


The Money Market Account is generally a suitable investment for investors seeking to invest without incurring much principal risk or for short-term needs.



Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------




GROWTH-ORIENTED ACCOUNT


SmallCap Account


The SmallCap Account seeks long-term growth of capital. It invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.


In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The SmallCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total returns                    Highest & lowest
  for the period ending December 31, 1998          quarterly total returns
-------------------------------------------         for the last 3 quarters
                                  Past One   -----------------------------------
                                     Year      Quarter Ended           Return
                                  --------   -----------------------------------
       SmallCap Account            (20.51%)*      12/31/98             21.10%
                                                   9/30/98            (24.33%)
                                             -----------------------------------
       S&P 600 Index                (1.31)
       Lipper SmallCap Fund Average (0.33)
     --------------------------------------
       *Period from May 1, 1998, date first
        offered to the public, through
        December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.85%    $100     $312    $542    $1,201
Other Expenses........................ 0.13%
                                       -----
   Total Account Operating Expenses    0.98%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998               Co-Manager, Mark T. Williams, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1991.

     Since April 1998               Co-Manager, John F. McClain, Portfolio
     (Account's inception)          Manager of Invista Capital Management, LLC
                                    since 1995. Investment Officer, 1992-1995.



GROWTH-ORIENTED ACCOUNT


SmallCap Growth Account


The SmallCap Growth Account seeks long-term growth of capital. It invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500 Index. Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities, corporate fixed-income securities, government securities and short term investments. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
o    occupy a dominant position in an emerging industry, or
o    has a growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The SmallCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


Account Performance Information


-------------------------------------------  -----------------------------------
        Average annual total return                   Highest & lowest
 for the period ending December 31, 1998         quarterly total returns
-------------------------------------------      for the last 3 quarters
                               Past One      -----------------------------------
                                 Year          Quarter Ended           Return
                               --------      -----------------------------------
 SmallCap Growth Account         2.96%*          12/31/98               27.53%
                                                  9/30/98              (18.94%)
 Russell 2000 Growth Index       1.23        -----------------------------------
 Lipper SmallCap Fund Average   (0.33)
-------------------------------------------
 * Period from May 1, 1998, date first
   offered to the public, through
   December 31, 1998.


       The table shown above provides some indication of the risks of investing in the Account by showing how the Account's average annual return compares with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.01%    $133     $415    $718    $1,579
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.31%*
--------------------------------------------------------------------------------
*Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.06% for 1999.

Day-to-day Account management:
    Since November 1998   Amy K. Selner, Vice President and portfolio manager of
                          Berger Associates, Inc. since 1997. Senior Research
                          Analyst, 1996-1997. Prior thereto, Assistant Portfolio
                          Manager and Research Analyst with INVESCO Trust
                          Company, 1991-1996.



GROWTH-ORIENTED ACCOUNT


Stock Index 500 Account


The Stock Index 500 Account seeks long-term growth of capital. Under normal market conditions, it invests at least 80% of its assets in common stocks of companies that compose the S&P 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Account will go up and down, which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The Account uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

The Stock Index 500 Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.










* Standard & Poor's Corporation is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.


Account Performance Information

       The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.35%     $77     $239     N/A      N/A
Other Expenses........................ 0.40%
                                       -----
   Total Account Operating Expenses    0.75%*

--------------------------------------------------------------------------------
*Estimated (Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% for 1999.)

Day-to-day Account management:
    Since April 1999        Dean Roth, Portfolio Manager of Invista Capital
    (Account's inception)   Management, LLC since 1993.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


The Growth-Oriented Accounts invest primarily in common stocks. Under normal market conditions, the Blue Chip, Capital Value, International, and MidCap Accounts are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.

The Bond Account invests primarily in fixed income securities. Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some fixed income securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed income securities are sensitive to changes in interest rates. In general, their prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade fixed income securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated in or exposed to or generally quoted or currently convertible into the currency).

Hedging is a technique that may be used in an attempt to reduce risk. If an Account's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the purchase current market price.

Risks of High Yield Securities
The Bond Account and MidCap Value Account (up to 15% of its net assets) and the LargeCap Growth Account may invest in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.


Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
        International Account - 100%;
        LargeCap  Growth and SmallCap  Growth  Accounts - 25%;
        Blue Chip, Bond, Capital Value and SmallCap Accounts - 20%.
        MidCap, MidCap Growth, MidCap Value and Stock Index 500 Accounts - 10%.

The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and/or Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Options
Each of the Accounts (except Capital Value and money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Futures
Each Account may buy and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills, foreign currencies, or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). By buying and selling futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities which the Account plans to purchase. An Account may also buy and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

Securities of Smaller Companies
The MidCap, MidCap Growth, MidCap Value, SmallCap and SmallCap Growth Accounts invest in securities of companies with small- or mid-sized market capitalizations. The LargeCap Growth Account may also, to a limited degree, invest in securities of smaller companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. The LargeCap Growth Account may invest in money market funds sponsored by Janus.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
     o    taking the current market value of the total assets of the Account
     o    subtracting liabilities of the Account, and
     o    dividing  the  remainder  by the total  number of shares  owned by the
          Account.


The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.

o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


Accounts: Blue Chip, Capital Value,  International,  MidCap,  SmallCap and Stock
          Index 500
Sub-Advisor:  Invista  Capital  Management,   LLC  ("Invista"),   an  indirectly
     wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Account:        LargeCap Growth
Sub-Advisor: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver CO
     80206-4928, was formed in 1970. Kansas City Southern Industries, Inc. owns approximately 82% of the outstanding voting stock of Janus, most of which it acquired in 1984. As of February 1, 1999, Janus managed or administered over $120 billion in assets.


Account:        MidCap Growth
Sub-Advisor:    The Dreyfus  Corporation,  located at 200 Park Avenue, New York,
                NY 10166,  was  formed in 1947.  The  Dreyfus  Corporation  is a wholly-owned  subsidiary  of  Mellon  Bank,  N.A.,  which  is  a wholly-owned  subsidiary of Mellon Bank Corporation (Mellon). As
                of  December  31,  1998  the  Dreyfus   Corporation  managed  or
                administered   approximately   $118.5   billion  in  assets  for
                approximately 1.7 million investor accounts nationwide.

Account:        MidCap Value
Sub-Advisor:    Neuberger  Berman  Management  Inc.  ("Neuberger  Berman") is an
                affiliate of Neuberger Berman, LLC. Neuberger Berman LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.
                Together with Neuberger Berman, the firms manage more than $49 billion in total assets (as of September 30, 1998) and continue an asset management history that began in 1939.


Account:        SmallCap Growth
Sub-Advisor:  Berger  Associates,   Inc.  Berger's  address  is  210  University
     Boulevard, Suite 900, Denver CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. (KCSI). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 1998 were approximately $3.4 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                     Management                   Other       Total Operating
    Account             Fees                    Expenses          Expenses

 Bond                   0.49%                     0.02%            0.51%
 Capital Value          0.43                      0.01             0.44
 International          0.73                      0.04             0.77
 MidCap                 0.61                      0.01             0.62
 MidCap Growth          0.90                      0.37             1.27
 Money Market           0.50                      0.02             0.52
 SmallCap               0.85                      0.13             0.98
 SmallCap Growth        1.01                      0.30             1.31


The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners. (Before the Blue Chip, LargeCap Growth, MidCap Growth, MidCap Value, SmallCap Growth and Stock Index 500 Accounts were available to contractowners, the initial shareholder of each of those Accounts approved their operation in the manner described in the order.)

The order does not allow the Manager, without shareholder approval, to:
o appoint a Sub-Advisor that is an affiliate of the Manager or the Fund (other than by reason of serving as Sub-Advisor to an Account) (an "affiliated Sub-Advisor"), or
o    change a subadvisory fee of an affiliated Sub-Advisor.



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


Growth-Oriented Accounts

Capital Value Account
(Catherine A. Zaharis)


--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
 ----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.

The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

International Account
(Scott D. Opsal)

----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year  Since Inception Date 5/2/94    10 Year
----------------------------------------------
9.98%              12.09%                --
----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the International Account, EAFE and Lipper International Fund Average

                                             Morgan Stanley         Lipper
      Year Ended         International           EAFE            International
     December 31,           Account              Index               Index
     -----------            ------               -----              ------
                            10,000               10,000             10,000
         1994                9,663                9,990              9,758
         1995               11,032               11,110             10,676
         1996               13,800               11,781             11,934
         1997               15,488               11,991             12,583
         1998               17,034               14,389             14,221

Note:  Past performance is not predictive of future performance.


The International Account's return of 9.98% in 1998 was below the EAFE Index return of 20.00%. Most of the Account's shortfall occurred during the second half of the year. Two investment themes dominated returns and performance during the second half of 1998. The most significant theme was the third quarter collapse of emerging markets, brought on by Russia's devaluation and debt default and the simultaneous currency crisis in Brazil. These events shook investor confidence which created a flight to quality, soaring risk premiums in most stocks, and a slower economic growth outlook.

A secondary theme was the ongoing economic problems in Japan. Japan's economy is in a serious recession and is undoubtedly the weakest economy of any developed nation. Its banking crisis is far from being solved, and government policy has created a fiscal budget deficit equal to 10% of GDP, an unheard of level for a major economy.

These two themes  influenced the positioning of the International  Account.  The
managers   increased   exposure  to  defensive,   or  lower  risk  stocks,   and
underweighted the Japanese market. One of the main reasons for the underperformance was the execution of moving the portfolio into a more defensive position which was not fully effective. Several of the stocks were in low risk businesses, but had exposure to poor performing emerging markets. The second area of underperformance was the underweight position of the Japanese yen. Although economic analysis of Japan proved to be right on the mark and Japan's stock market continued to languish, the Japanese yen was very strong and outpaced the other developed market currencies.

The Account continues to have a small weighting in the Japanese market and a large weighting in Europe. The managers do not expect a severe recession in Europe this year, but growth is slowing. Inflation does not appear to be a risk, and therefore, interest rates should remain low helping to bolster stock prices. Portfolio weightings in reasonably priced names with growth and/or defensive characteristics will continue to be raised.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap
Account, Lipper Mid Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          ------          -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

MidCap Growth Account
(John O'Toole)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
     1 Year         5 Year          10 Year
-------------------------------------------------
     -3.40%*           --               --
-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Fund Average and S&P 400 MidCap Index

                                  MidCap         Lipper              S&P
                                  Growth        Mid-Cap            400 MidCap
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          ------
                                  10,000         10,000             10,000
      1998                         9,660          9,814             10,538


Note: Past performance is not predictive of future performance.



The performance of the Account from inception date through December 31, 1998 was below the performance benchmark (S&P MidCap 400 Index) and was obviously disappointing. The primary factor negatively impacting performance was stock selection, which was further impacted by some unique features of the performance benchmark. Additionally, certain portfolio risk factors also contributed to the underperformance.

The S&P MidCap 400 Index was dominated in 1998 by the performance of America Online (AOL). At the beginning of the year, AOL was approximately 1.0% of the benchmark, while by year end it was over 7% of the benchmark, at which time it was moved into the S&P 500 Index. This one stock had a return of 585.64% for 1998, and thus greatly impacted the return of the Index. The account managers did not initiate a position in AOL until midyear, and though the position was held until the end of the year, for the most part the portfolio was either equally weighted or underweighted to the company. Thus, the holdings of this one name had a meaningful impact on relative performance.

In addition to these unique issues with the benchmark, the quantitative valuation process used in the management of the Account did not perform up to historical expectations. This problem was especially acute in September and October, where negative stock selection impacted performance. There have been previous time periods where the manager's process did not meet expectations, but experience has shown that the model rebounded and allowed performance expectations to be met.

As for portfolio risk characteristics that had a negative influence on return, these would include the Account having a modestly smaller than benchmark market capitalization. Even a modest position hurt performance, because 1998 was categorized as a year where larger and mid sized companies outperformed smaller capitalization firms. Finally, the performance was also negatively impacted by the Account having a below benchmark price/earnings (P/E) ratio during a time period when higher P/E stocks outperformed lower P/E issues.

In closing, the returns for the period under review were below our performance expectations. Nonetheless, the managers remain committed to the quantitative equity valuation process along with the fully invested and sector neutral portfolio construction methods.

SmallCap Account
(Mark T. Williams and John F. McClain)

-------------------------------------------------
                 Total Returns
            As of December 31, 1998
    1 Year         5 Year             10 Year
-------------------------------------------------
    -20.51%*          --                  --
-------------------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Fund Average and S&P 600 Index

                                                Lipper                S&P
                                 SmallCap       Small-Cap             600
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          ------
                                  10,000         10,000             10,000
      1998                         7,949          8,873              8,835


Note: Past performance is not predictive of future performance.


The SmallCap Account has not yet finished its first year of operation. The Account's inception date was May 1, 1998. In reviewing the past year, it is apparent that May 1 was near the peak for smallcap stock performance, as measured by several indices. The remainder of the year was volatile, especially the second half.

The Account's strategy is to take the best that smallcap growth has to offer and combine it in a single portfolio with the best that smallcap value stocks have to offer. By doing so, managers hope to provide superior results when compared to other smallcap funds.

Initially, approximately 60% of the Account's assets were invested in growth stocks with the balance in value stocks. The original allocation of 60/40 was still in place at year end. This allocation was chosen for two reasons. First, the smallcap value sector has outperformed the smallcap growth sector for several measurement periods. Account managers believe the performance balance going forward has a good chance of being reversed, or at least not expanded further. Second, the opportunities for superior stock selection are greater in the growth area at this time.

Performance for small companies since the Account's inception through September was mostly negative. The companies in the Account's portfolio did not escape this negative return. For the year ended December 31, 1998, the SmallCap Account was below its benchmark with a return of -20.5% (net of expenses) versus that of the Lipper Smallcap Fund Average at -11.27%. The Account's technology holdings were under severe pressure during June as the Asian economic problems reignited investor concerns. The months of July through September saw continued weakness in our technology holdings. During this same time period, the Account's holdings in sub-prime lenders also registered negative returns. This adversely impacted the Account's entire Financial sector return. During the fourth quarter, the Account's technology holdings redeemed themselves with strong absolute returns. The Account's financial holdings saw continued weakness and ended the year as the sector with the poorest relative returns. Other sectors that contributed to underperformance, relative to the benchmark, were Consumer Cyclicals and Healthcare.

Looking forward, small stocks are more attractive relative to large stocks than at any time in the last twenty-five years. This is based on trailing and projected profits. The account managers believe this is an opportunity.

SmallCap Growth Account
(Amy K. Selner)

-------------------------------------
           Total Returns
      As of December 31, 1998
    1 Year     5 Year       10 Year
-------------------------------------
    2.96%*       --             --
-------------------------------------
* - Since Inception Date 5/1/98

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Fund Average and Russell 2000 Growth Index

                                 SmallCap        Lipper          Russell 2000
                                 Growth        Small-Cap            Growth
 Year Ended December 31,         Account      Fund Average           Index
 ----------------------          -------      ------------          -------
                                  10,000         10,000             10,000
      1998                        10,296          8,873             10,123

Note: Past performance is not predictive of future performance.


This is the first annual report on the SmallCap Growth Account since its inception of April 4, 1998. For this nine month period the fund rose 2.96 % versus the (10.23%) loss of the Russell 2000 Growth Index, outperforming it's index by 13.19%.

During 1998, a year marked by the Asian financial crisis which spread through the world, small cap stocks underperformed relative to the large cap stocks as economic uncertainty caused volatility to soar and investors preferred the liquidity and predictability of larger caps stocks. The Russell 2000 Growth Index ended the year gaining 1.23% while the S&P 500 gained 26.79%. The market ended its correction on October 8 and staged an impressive rebound through the end of the fourth quarter. Small cap technology smartly outperforming other industry groups in this fourth quarter snapback.

In 1998 the world markets were relatively volatile while factoring in the financial crisis in Asia, rising risks in Brazil, rekindled military hostilities in the Middle East, and the sharp depreciation of the dollar. Certainly the 75 basis point easing by the Fed from late September to mid-November allowed for a stiff wind at the back of this market. That wind, however, is not present today and looking forward, the managers feel the Fed will remain neutral. The underlying trend in real income growth remains solid, consumer spending is strong and the labor market remains tight. Corporate profits are slowing and growth is expected to decelerate in 1999, while inflation remains suppressed. The account managers continue to monitor Brazil's recession and possible effects on Mexico, and eventually the U.S.

The Account's outperformance in this volatile market stemmed from strong bottom-up stock picking. The Account's exposure to solid technology growth stocks advanced performance in the Account, especially in the fourth quarter. Internet stocks were the leaders, along with semiconductor holdings. Exposure to the internet stocks was trimmed back after their explosive move following the October 8 low through December. The managers are focusing on the highest quality infrastructure leaders within the Account's internet exposure. The long-term growth prospects for the software application integration industry and holdings of New Era of Networks and TSI International Software continue to be viewed favorably. Fundamentals within the semiconductor sector remained strong in 1998, particularly within the suppliers to the communications infrastructure.

Within healthcare the managers continue to focus on drug companies with strong pipelines and reasonable valuations. Biotechnology growth prospects remain robust and outperformed nicely during 1998. The Account continues to be underweighted in the energy sector, which has been abysmal. Although valuations are at cyclical lows, the stocks are trading on inventory changes and there is further downside to earnings. The Manager will wait until supply/demand fundamentals improve and pricing stabilizes to increase exposure.

For small caps at the end of 1998, the .78 relative multiple on the Russell 2000 versus the S&P 500, is much below the 1.03 level reached in 1990, when small caps outperformed their large cap brothers. Although this relative valuation point is quite bullish for small caps, absolute valuations for both indexes are not cheap. The account managers expect the market will move sideways over the near term, digesting the gains of the fourth quarter. The high valuations of stocks will allow for no margin of error in earnings estimates in 1999.

Important Notes of the Growth-Oriented Accounts:

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 527 funds.

Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Lipper Small-Cap Fund Average: This average consists of funds which invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. The one-year average currently contains 638 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000 Growth Index: This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segmant of the U.S. Market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Average
       -----------       -------              ------              --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.


The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for the transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system has renovated its code and conducted client testing in June 1998; o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which they do business to receive assurances that they are able to deal with any Year 2000 problems and continue to work with the vendors to identify any areas of risk.


In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)


                       Total from Investment Operations       .91         1.20           .28         2.24        (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(b)..........     (.01)        --            --            --           --
                      Total Dividends and Distributions     (.67)        (.75)         (.68)        (.63)        (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12
Total Return...........................................     7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%




CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................    (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions    (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................    $37.19       $34.61        $29.84       $27.80       $23.44
Total Return...........................................    13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL ACCOUNT(a)                                     1998         1997          1996         1995       1994(c)
---------------------                                        -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $13.90       $13.02        $10.72        $9.56       $9.94
Income from Investment Operations:
   Net Investment Income...............................       .26          .23           .22          .19         .03
   Net Realized and Unrealized  Gain (Loss) on Investments   1.11         1.35          2.46         1.16        (.33)
                       Total from Investment Operations      1.37         1.58          2.68         1.35        (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.25)        (.23)         (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(b)..        --          --             --           --        (.02)
   Distributions from Capital Gains....................     (.51)        (.47)         (.16)        (.01)        (.01)
                      Total Dividends and Distributions     (.76)        (.70)         (.38)        (.19)        (.08)
Net Asset Value, End of Period.........................    $14.51       $13.90        $13.02       $10.72        $9.56
Total Return...........................................     9.98%       12.24%        25.09%       14.17%     (3.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%          .90%         .95%       1.24%(e)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%         2.28%        2.26%       1.31%(e)
   Portfolio Turnover Rate.............................     33.9%        22.7%         12.5%        15.6%       14.4%(e)



MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................    (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions    (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97
Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%






















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP GROWTH ACCOUNT                                       1998(f)
---------------------                                       ----
Net Asset Value, Beginning of Period...................     $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............     (.01)
   Net Realized and Unrealized  Gain (Loss) on Investments  (.28)

                       Total from Investment Operations     (.29)

Net Asset Value, End of Period.........................     $9.65

Total Return...........................................  (3.40%)(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,534
   Ratio of Expenses to Average Net Assets.............    1.27%(e)
   Ratio of Net Investment Income to Average Net Assets   (.14)%(e)
   Portfolio Turnover Rate.............................    91.9%(e)




MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
 Less Dividends from Net Investment Income..............    (.051)       (.051)        (.049)       (.054)       (.037)

Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%































See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout the periods ended December 31 (except as noted):

SMALLCAP ACCOUNT                                            1998(f)
----------------                                            ----
Net Asset Value, Beginning of Period...................    $10.27
Income from Investment Operations:
   Net Investment Income...............................      --
   Net Realized and Unrealized  Gain (Loss) on Investments  (2.06)

                       Total from Investment Operations     (2.06)

Net Asset Value, End of Period.........................     $8.21

Total Return...........................................    (20.51)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $12,094
   Ratio of Expenses to Average Net Assets.............      .98%(e)
   Ratio of Net Investment Income to Average Net Assets     (.05)%(e)
   Portfolio Turnover Rate.............................    45.2%(e)




SMALLCAP GROWTH ACCOUNT                                     1998(f)
-----------------------                                     ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............     (.04)
   Net Realized and Unrealized  Gain (Loss) on Investments   .30

                       Total from Investment Operations      .26

Net Asset Value, End of Period.........................   $10.10

Total Return...........................................    2.96%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,463
   Ratio of Expenses to Average Net Assets.............    1.31%(e)
   Ratio of Net Investment Income to Average Net Assets   (.80)%(e)
   Portfolio Turnover Rate.............................   166.5%(e)

FINANCIAL HIGHLIGHTS (Continued)

Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

          Former Fund Name                           Current Account Name
      Principal Bond Fund, Inc.                      Bond Account
      Principal Capital Accumulation Fund, Inc.      Capital Value Account
      Principal World Fund, Inc.                     International Account
      Principal Emerging Growth Fund, Inc.           MidCap Account
      Principal Money Market Fund, Inc.              Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(c) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.


                               Date               Net        Per Share Realized
                             Operations        Investment      and Unrealized
        Account              Commenced          Income         Gains (Losses)

   MidCap Growth Account     April 23, 1998         .01               (.07)
   SmallCap Account          April 9, 1998         --                  .27
   SmallCap Growth Account   April 2, 1998         --                 (.16)


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944







                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.






                              ACCOUNTS OF THE FUND


                                Balanced Account
                                  Bond Account
                              Capital Value Account
                               High Yield Account
                                 MidCap Account
                              Money Market Account












   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.





                  The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ...........................................   3

     Balanced Account............................................   6
     Bond Account................................................   8
     Capital Value Account.......................................  10
     High Yield Account..........................................  12
     MidCap Account..............................................  14
     Money Market Account........................................  16

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS..................  18

PRICING OF ACCOUNT SHARES........................................  22

DIVIDENDS AND DISTRIBUTIONS......................................  23
     Growth-Oriented and Income-Oriented Accounts................  23
     Money Market Account........................................  23

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE...................  24
     The Manager.................................................  24
     The Sub-Advisors............................................  24

GENERAL INFORMATION ABOUT AN ACCOUNT.............................  26
     Shareholders Rights.........................................  26
     Purchase of Account Shares..................................  27
     Sale of Account Shares......................................  27
     Year 2000 Readiness Disclosure..............................  28
     Financial Statements........................................  29

FINANCIAL HIGHLIGHTS.............................................  30
     Notes to Financial Highlights...............................  33


ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.

The Balanced Account invests in a mix of equity and debt securities while the Capital Value and MidCap Accounts invest primarily in common stocks. Under normal market conditions the Capital Value and MidCap Accounts are fully invested in equity securities. Under unusual circumstances, the Balanced, Capital Value and MidCap Accounts each may invest without limit in cash for temporary or defensive purposes. When doing so, the Account is not investing to achieve its investment objective. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.


The Bond and High Yield Accounts each has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it the Account is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investor Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P).

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.


Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management. Principal Management Corporation serves as the manager for the Principal Variable Contracts Fund. It has signed a sub-advisory agreement with Invista Capital Management, LLC ("Invista") under which Invista provides portfolio management for the Balanced, Capital Value and MidCap Accounts.


Account Performance
Included in each Account's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest. The bar chart shows changes in the Account's performance from year to year.


One of the tables compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The other table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.


GROWTH-ORIENTED ACCOUNT


Balanced Account


The Balanced Account seeks to generate a total return consisting of current income and capital appreciation. It invests primarily in common stocks and fixed income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks. However, as with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------         quarterly total returns
      1989  11.56%    1994  -2.09%                for the last 10 years
      1990  -6.43%    1995  24.58%           -----------------------------------
      1991  34.36%    1996  13.13%            Quarter Ended            Return
      1992  12.80%    1997  17.93%          -----------------------------------
      1993  11.06%    1998  11.91%                3/31/91               12.62%
      Calendar Years Ended December 31            9/30/90              (11.70%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              9.47     7.30       9.33
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993               Co-Manager, Judith A. Vogel, CFA. Portfolio
                                   Manager of Invista Capital Management, LLC since 1987.

     Since October 1998            Co-Manager, Douglas D. Herold, CFA.
                                   Portfolio Manager of Invista Capital
                                   Management, LLC since 1996. Prior thereto,
                                   Securities Analyst from 1993-1996.

     Since December 1997           Co-Manager, Martin J. Schafer, Portfolio
                                   Manager of Invista Capital Management, LLC since 1992.



INCOME-ORIENTED ACCOUNT

Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as: o events that could cause a stock's price to rise or fall; o anticipation of high potential reward compared to potential risk; and o belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



INCOME-ORIENTED ACCOUNT

High Yield Account


The High Yield Account seeks a high current income. It invests in high yield, lower or unrated fixed income securities commonly known as "junk bonds". The Account invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Account may also invest in unrated securities that the Manager believes to be of comparable quality. These securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security;
o and be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.

Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.

The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as: experience and managerial strength changing financial condition borrowing requirements or debt maturity schedules responsiveness to changes in business conditions relative value based on anticipated cash flow earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.

For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed income securities or any other fixed income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed income securities.


The High Yield Account is generally a suitable investment for investors seeking monthly divided to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of the investor's investments for which the investor is willing to accept potentially greater risk. Investors should carefully consider their ability to assume the risks of this Account before making an investment. Investors should be prepared to maintain their investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1989   2.11%  1994   0.62%                  for the last 10 years
      1990  -7.70%  1995  16.08%        ----------------------------------------
      1991  27.29%  1996  13.13%           Quarter Ended           Return
      1992  14.58%  1997  10.75%        ----------------------------------------
      1993  12.31%  1998  -0.56%              3/31/91               9.96%
                                              9/30/98              (6.31%)
                                        ----------------------------------------
     Calendar Years Ended December 31
                                ------------------------------------------------
                                           Average annual total returns
                                    for the period ending December 31, 1998
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years

                                 High Yield Account   (0.56%)   7.79%     8.43%


                                 Lehman Brothers High
                                   Yield Composite
                                   Bond Index          1.87     8.57     10.55
                                 Lipper High Current
                                   Yield Fund Average (0.44)    7.42      9.40
                                ------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.60%    $69     $218    $379     $847
Other Expenses........................  0.08%
                                        -----
    Total Account Operating Expenses    0.68%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                              35.61% in securities rated Ba
                              62.06% in securities rated B
                              2.28% in securities rated C
                              0.05% in securities rated Ca

The above percentages for B and C rated securities include unrated securities in the 3.46% and 0.07%, respectively, which the Manager considers to be of comparable quality.

Day-to-day Account management:
    Since April 1998   Mark P. Denkinger, CFA. Assistant Director - Securities
                       Investment of Principal Capital Management LLC since
                       1998. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The net asset value of the Account's shares is based on the value of the securities it holds. The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Account is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.


Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.


Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.


Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------



CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Note:The  Capital  Value  and  MidCap  Accounts   invest   primarily  in  equity
     securities. The Balanced Account invests in a mix of equity and debt securities. The Bond Account invests primarily in debt securities.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).


Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges.


Risks of High Yield Securities
The Balanced, Bond, and High Yield Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    Bond, Capital Value and High Yield Accounts - 20%.
o    Balanced and MidCap Accounts - 10%.
o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.


Securities of Smaller Companies
The MidCap Account invests in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation, and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The  Manager  has  signed  contracts  with  various   Sub-Advisors.   Under  the
Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account.
For these services, each Sub-Advisor is paid a fee by the Manager.

     Accounts:      Balanced, Capital Value and MidCap
     Sub-Advisor:   Invista Capital Management,  LLC ("Invista"),  an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager was founded in 1985. It manages investments for institutional investors, including
                    Principal Life.  Assets under  management as of December 31,
                    1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                     Management             Other            Total Operating
    Account            Fees                Expenses              Expenses
 Balanced            0.57%                     0.02%               0.59%
 Bond                0.49                      0.02                0.51
 Capital Value       0.43                      0.01                0.44
 High Yield          0.60                      0.08                0.68
 MidCap              0.61                      0.01                0.62
 Money Market        0.50                      0.02                0.52

The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor, without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners.
The order does not permit the Manager, without shareholder approval, to:
o appoint a Sub-Advisor that is an affiliate of the Manager or the Fund (other than by reason of serving as a Sub-Advisor to an Account)(an "affiliated Sub-Advisor"), or
o    change a sub-advisory fee of an affiliated Sub-Advisor.




MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Balanced Account
(Judith A. Vogel, Douglas D. Herold and Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year             5 Year           10 Year
 11.91%             12.74%            12.33%
--------------------------------------------

                                                                       Lehman
                                        Standard &                    Brothers
                                           Poor's        Lipper      Government/
                           Balanced         500         Balanced     Corporate
Year Ended December 31,     Account     Stock Index     Fund Avg     Bond Index
----------------------      -------     -----------     --------     ----------
                            10,000        10,000         10,000        10,000
         1989               11,156        13,168         11,959        11,423
         1990               10,438        12,758         11,893        12,369
         1991               14,025        16,647         15,077        14,364
         1992               15,820        17,915         16,138        15,453
         1993               17,570        19,717         17,870        17,157
         1994               17,203        19,976         17,420        16,555
         1995               21,432        27,474         21,803        19,740
         1996               24,246        33,778         24,803        20,313
         1997               28,593        45,043         29,515        22,295
         1998               31,999        57,915         33,494        24,406

Note:  Past performance is not predictive of future performance.


Characterize the reasons as you like, but 1998 will be remembered as The Year of the Mega-Cap Stock. Whether spurred by a flight to quality, the search for scarce earnings growth, a market awash in liquidity, or momentum-driven investors, large market capitalization stocks were the clear winners in the performance game this year. The very biggest of the big, such as Microsoft, General Electric, Intel, Lucent, and Wal-Mart drove the market cap-weighted indices upward on the order of +28% for the year. Mid- to small-cap stocks and companies reporting anything less than stellar sales and earnings growth couldn't keep up with the big guys. Small cap stocks in general were actually down by -2% in 1998. Investors paid up for size and positive earnings surprises. Period.

In the U.S. good, fundamental reasons for the markets to advance were present, particularly in the fourth quarter of 1998. Stronger than anticipated consumer spending, a robust housing market, the virtual absence of inflation, and significantly lower interest rates all rightfully powered valuations upward. However, the huge disparity of returns between the "haves" and the "have-nots," as described above, could not be ignored. The "haves" were afforded prices of 40 to 60+ times earnings, P/E multiples reminiscent of the Nifty-Fifty era of the early 1970's, while small cap stocks were at best ignored and at worst pummeled.

In the fixed income arena two influences shaped the markets. First, Russia's debt default in the third quarter awoke investors to the fact that one could indeed lose principal in the bond market. Almost immediately risk premiums, or interest rate spreads vs. U.S. government bonds, expanded to very high levels as investors clamored for the safety of U.S. Treasuries. The Federal Reserve Board, in response to the global financial crisis and hoping to ward off a domestic downturn, reduced interest rates three times before the end of the year. As a result, intermediate bonds returned 8% - 10% for their owners in 1998; long government bonds produced mid-teens type returns. Very attractive performance in the absolute, but uninspiring relative to the 25% gains or better that large cap growth stocks generated.

The Balanced Account produced a double-digit return of 11.9% in 1998. The Account's strategy of holding a diversified portfolio of high quality fixed income securities and reasonably valued common stocks was maintained. Unfortunately the market did not recognize the merits of paying attention to valuation and the Account's lack of exposure to the handful of mega-cap, high-priced common stocks that moved the markets proved to be a detriment to performance. The Balanced Account's objective is to produce both long-term capital appreciation and current income without taking on undue risk to principal. Looking ahead to 1999 the global economy is far from stable. It is likely that uncertainty and market volatility will be the order of the day. While the Balanced Account may not produce the very highest returns in this environment, its conservative nature should prevent it from sinking to extreme lows relative to other balanced funds. The Account's focus on credit quality among bonds and paying reasonable prices for expected earnings in the equity portfolio should benefit long-term shareholders.

There is no  independent  market  index  against  which to  measure  returns  of
balanced   portfolios,   however,  the  S&P  500  Stock  Index  and  the  Lehman
Government/Corporate Bond Index are shown for your information.

Capital Value Account
(Catherine A. Zaharis)

--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
-----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.


The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          -----           -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

Important Notes of the Growth-Oriented Accounts:

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 409 mutual funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Avgerage
       -----------       -------              -----               --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

High Yield Account
(Mark P. Denkinger)

------------------------------------------
              Total Returns *
          As of December 31, 1998
  1 Year          5 Year           10 Year
  -0.56%           7.79%             8.43%
------------------------------------------

Comparison of Change in Value of $10,000 Investment in the High Yield Account, Lipper High Current Yield Fund Average and Lehman Brothers High Yield Index

                                 High          Lehman          Lipper
Year Ended                      Yield        High Yield     High Current
December 31,                   Account          Index         Yield Average
                                10,000          10,000          10,000
1989                            10,211          10,083           9,948
1990                             9,425           9,116           8,903
1991                            11,997          13,327          12,281
1992                            13,747          15,426          14,474
1993                            15,439          18,067          17,260
1994                            15,535          17,880          16,599
1995                            18,034          21,308          19,334
1996                            20,401          23,727          21,977
1997                            22,593          26,754          24,826
1998                            22,466          27,254          24,716

Note:  Past performance is not predictive of future performance.


Although economic conditions in the U.S. showed no signs of a slowdown, continual problems around the world put significant pressure on the high yield market. The High Yield Account posted a total return of -.56% for the year, slightly trailing the Lipper High Current Yield Fund Average of -.44% and the Lehman Brothers High Yield Index return of 1.87%. The relative underperformance was driven by large negative returns from several bonds that experienced financial difficulties during the fourth quarter. Continual problems in Asia combined with problems in Russia and Latin America led investors to Treasuries. This flight to quality impacted all fixed income asset classes but none more than high yield. Spreads on high yield debt widened significantly, as investors required a higher risk/return for lower quality or less liquid issues.

The high yield market was very active again in 1998. New issuance set another record in 1998 with approximately $141 billion of new deals brought to market. The high yield market grew to $580 billion at year-end as more and more participants entered the market. Historically low default rates moved slightly higher in 1998, but are still well below historical averages. Net inflows into mutual funds were nearly $20 billion again in 1998, as the market continued to attract investors.

The High Yield Account maintains a BB- average quality. Approximately 93% of the portfolio is comprised of BB and B bonds. This is a relatively conservative risk position compared to other funds in the high yield market. The Account is well diversified with 47 bonds of various sectors. The managers are currently overweighting the Telecom and Media sectors due to their domestic, non-cyclical characteristics. They continue a disciplined approach to security selection in both the primary and secondary market. With the significant widening of spreads during the 4th quarter of 1998, high yield offers attractive total return prospects. A low correlation with both interest rates and equity markets make high yield an effective tool for enhancing overall portfolio diversification and returns.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers High Yield Index: an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one-year or more to maturity.

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Lipper High Current Fund Average: this average consists of mutual funds investing in high (relative) current yield fixed income securities with no quality or maturity restrictions. The mutual funds tend to invest in lower grade debt issues. The one year average currently contains 246 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.


The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.


In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------   -----------------------------------------------------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)
                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.49)        (.45)         (.40)        (.45)        (.37)
   Distributions from Capital Gains....................      (.59)       (1.05)         (.94)        (.42)        (.18)
                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95
Total Return...........................................     11.91%       17.93%        13.13%       24.58%       (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............      .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets     3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%




BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)
                       Total from Investment Operations       .91         1.20           .28         2.24        (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)       (.72)
   Excess Distributions from Capital Gains(b)..........      (.01)        --            --            --           --
                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)       (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73      $10.12
Total Return...........................................     7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%























See accompanying notes.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................     (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions     (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................    $37.19       $34.61        $29.84       $27.80       $23.44
Total Return...........................................     13.58%       28.53%        23.50%       31.91%         .49%
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%




HIGH YIELD ACCOUNT(a)                                        1998         1997          1996         1995         1994
------------------                                           -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................     $8.90        $8.72         $8.39        $7.91        $8.62
Income from Investment Operations:
   Net Investment Income...............................       .80          .76           .80          .76          .77
   Net Realized and Unrealized Gain (Loss) on Investments    (.85)         .18           .30          .51         (.72)
                       Total from Investment Operations      (.05)         .94          1.10         1.27          .05
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.79)        (.76)         (.77)        (.77)        (.76)
   Excess Distributions from Net Investment Income(b)..        --           --            --         (.02)         --
                      Total Dividends and Distributions      (.79)        (.76)         (.77)        (.79)        (.76)

Net Asset Value, End of Period.........................     $8.06        $8.90         $8.72        $8.39        $7.91

Total Return...........................................    (.56)%       10.75%        13.13%       16.08%         .62%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $14,043      $15,837       $13,740      $11,830       $9,697
   Ratio of Expenses to Average Net Assets.............      .68%         .68%          .70%         .73%         .73%
   Ratio of Net Investment Income to Average Net Assets     8.68%        8.50%         9.21%        9.09%        9.02%
   Portfolio Turnover Rate.............................     87.8%        32.0%         32.0%        35.1%        30.6%
















FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):


MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................     (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions     (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97

Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%




MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%



























See accompanying notes.
Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

          Former Fund Name                           Current Account Name
--------------------------------------------------------------------------------
      Principal Balanced Fund, Inc.                  Balanced Account
      Principal Bond Fund, Inc.                      Bond Account
      Principal Capital Accumulation Fund, Inc.      Capital Value Account
      Principal High Yield Fund, Inc.                High Yield Account
      Principal Emerging Growth Fund, Inc.           MidCap Account
      Principal Money Market Fund, Inc.              Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944






                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


                                Balanced Account
                                  Bond Account
                              Capital Value Account
                          Government Securities Account
                                 Growth Account
                              International Account
                                 MidCap Account
                              Money Market Account










   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                  The date of this Prospectus is May 1, 1999.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.






                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  .........................................   4
     Primary investment strategy...............................   4
     Annual operating expenses.................................   4
     Day-to-day Account management.............................   5
     Account Performance.......................................   5

     Balanced Account..........................................   6
     Bond Account..............................................   8
     Capital Value Account....................................   10
     Government Securities Account.............................  12
     Growth Account............................................  14
     International Account.....................................  16
     MidCap Account............................................  18
     Money Market Account......................................  20

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS................  22

PRICING OF ACCOUNT SHARES......................................  26

DIVIDENDS AND DISTRIBUTIONS....................................  27
     Growth-Oriented and Income-Oriented Accounts..............  27
     Money Market Account......................................  27

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.................  28
     The Manager...............................................  28
     The Sub-Advisors..........................................  28

GENERAL INFORMATION ABOUT AN ACCOUNT...........................  30
     Shareholders Rights.......................................  30
     Purchase of Account Shares................................  31
     Sale of Account Shares....................................  31
     Year 2000 Readiness Disclosure............................  32
     Financial Statements......................................  33

FINANCIAL HIGHLIGHTS...........................................  34
     Notes to Financial Highlights.............................  38






ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective.

The Growth-Oriented Accounts (except the Balanced Account that invests in a mix of equity and debt securities) invest primarily in common stocks. Under normal market conditions the Growth-Oriented Funds (except Balanced) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary or defensive purposes. When doing so, the Account is not investing to achieve its investment objective. The Accounts also maintain a portion of their assets in cash while they are
making   long-term   investment   decisions   and  to  cover  sell  orders  from
shareholders.


The Bond Account has a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it, the Account is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation (S&P).


In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.


Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. It has signed a sub-advisory agreement with Invista Capital Management, LLC ("Invista") under which Invista provides portfolio management for the Balanced, Capital Value, Government Securities, and MidCap Accounts (see Management, Organization and Capital Structure).


Account Performance
Included in each Account's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.

The bar chart shows changes in the Account's performance from year to year.


One of the tables compares the Account's average annual total returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The other table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 years.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.


GROWTH-ORIENTED ACCOUNT


Balanced Account


The Balanced Account seeks to generate a total return consisting of current income and capital appreciation. It invests primarily in common stocks and fixed income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks. However, as with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------         quarterly total returns
      1989  11.56%    1994  -2.09%                for the last 10 years
      1990  -6.43%    1995  24.58%           -----------------------------------
      1991  34.36%    1996  13.13%            Quarter Ended            Return
      1992  12.80%    1997  17.93%          -----------------------------------
      1993  11.06%    1998  11.91%                3/31/91               12.62%
      Calendar Years Ended December 31            9/30/90              (11.70%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              9.47     7.30       9.33
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993               Co-Manager, Judith A. Vogel, CFA. Portfolio
                                   Manager of Invista Capital Management, LLC since 1987.

     Since October 1998            Co-Manager, Douglas D. Herold, CFA.
                                   Portfolio Manager of Invista Capital
                                   Management, LLC since 1996. Prior thereto,
                                   Securities Analyst from 1993-1996.

     Since December 1997           Co-Manager, Martin J. Schafer, Portfolio
                                   Manager of Invista Capital Management, LLC since 1992.



INCOME-ORIENTED ACCOUNT

Bond Account


The Bond Account seeks to provide as high a level of income as is consistent with presentation of capital and prudent investment risk. It invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.


Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------             quarterly total returns
 1989  13.86%  1995  22.17%                        for the last 10 years
 1990   5.22%  1996   2.36%             ----------------------------------------
 1991  16.72%  1997  10.60%                 Quarter Ended           Return
 1992   9.38%  1998   7.69%             ----------------------------------------
 1993  11.67%                                  6/30/89               8.76%
 1994  -2.90%                                  9/30/96              (3.24%)
                                        ----------------------------------------
Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%


                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, the average ratings of the Account's assets based on markte value at each mont-end, were as follows (all ratings are by Moody's):

                                            2.08% in securities  rated Aaa
                                            2.78% in securities rated Aa
                                            24.00% in securities rated A
                                            64.55% in securities rated Baa
                                            6.59% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Capital Management LLC since
                          1996. Prior thereto, Investment Manager.



GROWTH-ORIENTED ACCOUNT

Capital Value Account


The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. It invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.


Account Performance Information


      ----------------------------------     -----------------------------------
               Annual Total Returns                   Highest & lowest
      ----------------------------------          quarterly total returns
       1989  16.18%   1994   0.49%                  for the last 10 years
       1990  -9.86%   1995  31.91%           -----------------------------------
       1991  38.67%   1996  23.50%             Quarter Ended            Return
       1992   9.52%   1997  28.53%           -----------------------------------
       1993   7.79%   1998  13.58%              3/31/91               17.85%
      Calendar Years Ended December 31          9/30/90              (17.01%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.



INCOME-ORIENTED ACCOUNT

Government Securities Account


The Government Securities Account seeks a high level of current income, liquidity and safety of principal. It invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
The Account may also invest in money market instruments.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.

GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

The Account invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S.
Government.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

The Government Securities Income Account is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information


      -----------------------------      ---------------------------------------
          Annual Total Returns                       Highest & lowest
      -----------------------------               quarterly total returns
        1989  15.59%  1994  -4.53%                  for the last 10 years
        1990   9.54%  1995  19.07%       ---------------------------------------
        1991  16.95%  1996   3.35%         Quarter Ended       Quarterly Return
        1992   6.84%  1997  10.39%       ---------------------------------------
        1993  10.07%  1998   8.27%            6/30/89               8.92%
                                              3/31/94              (3.94%)
                                         ---------------------------------------
     Calendar Years Ending December 31
                                ------------------------------------------------
                                           Average annual total returns
                                     for the period ending December 31, 1998
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year    Years    Years
                                                     -------- --------- --------
                                  Government Securities
                                    Account             8.27%   7.02%      9.35%

                                  Lehman Brothers
                                    Mortgage Index      6.96    7.23       9.13
                                  Lipper U.S. Mortgage
                                    Fund Average        6.08    5.98       8.04
                                ------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
       Account Operating Expenses                          Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%   $51     $160    $280      $628
Other Expenses........................  0.01%
                                        -----
     Total Account Operating Expenses   0.50%
--------------------------------------------------------------------------------


Day-to-day Account Management:
     Since May 1985         Martin J. Schafer, CFA. Portfolio Manager of Invista
     (Account's inception)  Capital Management, LLC since 1992.



GROWTH-ORIENTED ACCOUNT

Growth Account

The Growth Account primarily invests in common stocks. It may also invest in other equity securities. In seeking the Account's objective of capital growth, the Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Stock selection. Invista then purchases securities of issuers that appear to have high growth potential. Common stocks selected for the Account may include securities of companies that:
     o have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or
     o   offer new products or new services.

These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities that do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.

The Growth Account is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995  25.62%                                for the last 5 years
      1996  12.51%                      ----------------------------------------
      1997  26.96%                          Quarter Ended           Return
      1998  21.36%                      ----------------------------------------
                                              12/31/98               21.35%
                                               9/30/98              (14.63%)
                                        ----------------------------------------
     Calendar Years Ended December 31
                                   ---------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1998
                                   ---------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                    Growth Account             21.36%   19.48%*

                                    S&P 500 Stock Index        28.58    24.06
                                    Lipper Growth Fund Average 22.86    19.03
                                   ---------------------------------------------
                                      * Period from May  1, 1994, date first
                                        offered to  the public, through
                                        December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.47%    $49     $154    $269     $604
Other Expenses........................  0.01%
                                        -----
    Total Account Operating Expenses    0.48%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since August 1987       Michael R. Hamilton, Portfolio Manager of Invista
    (Account's inception)   Capital Management, LLC since 1987.



GROWTH-ORIENTED ACCOUNT

International Account


The International Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Account's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.


Account Performance Information


     -------------------------------    ----------------------------------------
            Annual Total Return                     Highest & lowest
     -------------------------------            quarterly total returns
      1995   14.17%                                for the last 5 years
      1996   25.09%                     ----------------------------------------
      1997   12.24%                          Quarter Ended           Return
      1998    9.98%                     ----------------------------------------
                                              12/31/98              16.60%
                                              9/30/98              (17.11%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                      for the period ending December 31, 1989
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Executive Vice President and
                         Chief Investment Officer of Invista Capital Management,
                         LLC since 1997. Vice President, 1986-1997.



GROWTH-ORIENTED ACCOUNT

MidCap Account


The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. It is designed for long-term investors for a portion of their investments and is not designed for investors seeking income or conservation of capital.



Account Performance Information


     ----------------------------------     -----------------------------------
              Annual Total Returns                     Highest & lowest
     ----------------------------------            quarterly total returns
       1989  21.84%   1994   0.78%                 for the last 10 years
       1990 -12.50%   1995  29.01%           -----------------------------------
       1991  53.50%   1996  21.11%            Quarter Ended            Return
       1992  14.94%   1997  22.75%           -----------------------------------
       1993  19.28%   1998   3.69%             3/31/91               25.86%
      Calendar Years Ended December 31         9/30/90              (26.61%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                  for the period ending December 31, 1998
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

       The bar chart and tables shown above provide some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for compare with those of a broad measure of market performance. The example shown below assumes 1) an investment of $10,000,
       2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
     (Account's inception) Capital Management, LLC since 1987.



Money Market Account


The Money Market Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity. It invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks.


The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o to generate cash to cover sales of Account shares by its shareholders; or o upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.


Account Performance Information


Annual Total Returns

1989    8.98%  1994    3.76%
1990    8.01%  1995    5.59%
1991    5.92%  1996    5.07%
1992    3.48%  1997    5.04%
1993    2.69%  1998    5.20%

       The bar chart shown above provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year. The example shown below assumes 1) an investment of $10,000, 2) a 5% annual return and 3) that expenses are the same as the most recent fiscal year expenses.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------



CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.


Note:The Capital Value, Growth, International and MidCap Accounts invest primarily in equity securities. The Balanced Account invests in a mix of equity and debt securities. The Bond and Government Securities Accounts invest primarily in debt securities.


Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Balanced and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o   International - 100%;
o   Bond and Capital Value Accounts - 20%.
o   Balanced, Growth and MidCap Accounts - 10%.
o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.


Securities of Smaller Companies
The MidCap Account invests in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Accounts and Bond Account, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When the Fund receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation, and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of March 31, 1999, the Funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The  Manager  has  signed  contracts  with  various   Sub-Advisors.   Under  the
Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account.
For these services, each Sub-Advisor is paid a fee by the Manager.

     Accounts:  Balanced,   Capital  Value,   Government   Securities,   Growth,
          International and MidCap
     Sub-Advisor: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                       Management              Other           Total Operating
  Account                Fees                Expenses             Expenses

 Balanced                0.57                  0.02                  0.59
 Bond                    0.49                  0.02                  0.51
 Capital Value           0.43                  0.01                  0.44
 Government Securities   0.49                  0.01                  0.50
 Growth                  0.47                  0.01                  0.48
 International           0.73                  0.04                  0.77
 MidCap                  0.61                  0.01                  0.62
 Money Market            0.50                  0.02                  0.52


The Fund and the Manager, under an order received from the SEC, are able to change Sub-Advisors or the fees paid to a Sub-Advisor, without the expense and delay of a shareholder meeting. However, the order will not be relied upon by an Account until the Fund receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners.
The order does not permit the Manager, without shareholder approval, to:
o appoint a Sub-Advisor that is an affiliate of the Manager or the Fund (other than by reason of serving as a Sub-Advisor to an Account)(an "affiliated Sub-Advisor"), or
o    change a subadvisory fee of an affiliated Sub-Advisor.



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1998. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average Annual Total Return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Accounts

Balanced Account
(Judith A. Vogel, Douglas D. Herold and Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
 1 Year             5 Year           10 Year
 11.91%             12.74%            12.33%
--------------------------------------------

                                                                       Lehman
                                        Standard &                    Brothers
                                           Poor's        Lipper      Government/
                           Balanced         500         Balanced     Corporate
Year Ended December 31,     Account     Stock Index     Fund Avg     Bond Index
----------------------      -------     -----------     --------     ----------
                            10,000        10,000         10,000        10,000
         1989               11,156        13,168         11,959        11,423
         1990               10,438        12,758         11,893        12,369
         1991               14,025        16,647         15,077        14,364
         1992               15,820        17,915         16,138        15,453
         1993               17,570        19,717         17,870        17,157
         1994               17,203        19,976         17,420        16,555
         1995               21,432        27,474         21,803        19,740
         1996               24,246        33,778         24,803        20,313
         1997               28,593        45,043         29,515        22,295
         1998               31,999        57,915         33,494        24,406

Note:  Past performance is not predictive of future performance.


Characterize the reasons as you like, but 1998 will be remembered as The Year of the Mega-Cap Stock. Whether spurred by a flight to quality, the search for scarce earnings growth, a market awash in liquidity, or momentum-driven investors, large market capitalization stocks were the clear winners in the performance game this year. The very biggest of the big, such as Microsoft, General Electric, Intel, Lucent, and Wal-Mart drove the market cap-weighted indices upward on the order of +28% for the year. Mid- to small-cap stocks and companies reporting anything less than stellar sales and earnings growth couldn't keep up with the big guys. Small cap stocks in general were actually down by -2% in 1998. Investors paid up for size and positive earnings surprises. Period.

In the U.S. good, fundamental reasons for the markets to advance were present, particularly in the fourth quarter of 1998. Stronger than anticipated consumer spending, a robust housing market, the virtual absence of inflation, and significantly lower interest rates all rightfully powered valuations upward. However, the huge disparity of returns between the "haves" and the "have-nots," as described above, could not be ignored. The "haves" were afforded prices of 40 to 60+ times earnings, P/E multiples reminiscent of the Nifty-Fifty era of the early 1970's, while small cap stocks were at best ignored and at worst pummeled.

In the fixed income arena two influences shaped the markets. First, Russia's debt default in the third quarter awoke investors to the fact that one could indeed lose principal in the bond market. Almost immediately risk premiums, or interest rate spreads vs. U.S. government bonds, expanded to very high levels as investors clamored for the safety of U.S. Treasuries. The Federal Reserve Board, in response to the global financial crisis and hoping to ward off a domestic downturn, reduced interest rates three times before the end of the year. As a result, intermediate bonds returned 8% - 10% for their owners in 1998; long government bonds produced mid-teens type returns. Very attractive performance in the absolute, but uninspiring relative to the 25% gains or better that large cap growth stocks generated.

The Balanced Account produced a double-digit return of 11.9% in 1998. The Account's strategy of holding a diversified portfolio of high quality fixed income securities and reasonably valued common stocks was maintained. Unfortunately the market did not recognize the merits of paying attention to valuation and the Account's lack of exposure to the handful of mega-cap, high-priced common stocks that moved the markets proved to be a detriment to performance. The Balanced Account's objective is to produce both long-term capital appreciation and current income without taking on undue risk to principal. Looking ahead to 1999 the global economy is far from stable. It is likely that uncertainty and market volatility will be the order of the day. While the Balanced Account may not produce the very highest returns in this environment, its conservative nature should prevent it from sinking to extreme lows relative to other balanced funds. The Account's focus on credit quality among bonds and paying reasonable prices for expected earnings in the equity portfolio should benefit long-term shareholders.

There is no  independent  market  index  against  which to  measure  returns  of
balanced   portfolios,   however,  the  S&P  500  Stock  Index  and  the  Lehman
Government/Corporate Bond Index are shown for your information.

Capital Value Account
(Catherine A. Zaharis)

--------------------------------------------
                 Total Returns
            As of December 31, 1998
         1 Year    5 Year    10 Year
--------------------------------------------
         13.58%    19.03%    15.15%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Growth & Income Fund Average and S&P 500 Stock Index


                                 Capital         S&P 500            Lipper
                                  Value           Stock        Growth & Income
 Year Ended December 31,         Account          Index          Fund Average
-----------------------          -------         ------          ------------
                                  10,000         10,000             10,000
      1989                        11,618         13,168             12,354
      1990                        10,473         12,758             11,804
      1991                        14,522         16,647             15,237
      1992                        15,905         17,915             16,605
      1993                        17,145         19,717             18,523
      1994                        17,229         19,976             18,349
      1995                        22,726         27,474             24,004
      1996                        28,066         33,778             28,992
      1997                        36,074         45,043             36,861
      1998                        40,973         57,915             42,615

Note: Past performance is not predictive of future performance.


The Capital Value Account had an experience in 1998 very similar to other funds in that the index was a benchmark nearly unattainable. There were several factors that aided positive returns, but hindered the opportunity to keep pace with the S&P 500.

The performance of the market was led by the technology sector which was underrepresented in this value portfolio. Valuations of these companies have reached heights that suggest that growth will be phenomenal for a very long time. Due to the fact that very few companies in the technology sector could be defined as "value" due to this market strength, the managers have avoided this area.

Another interesting aspect of the markets in 1998 was the size factor. The bigger the stock was, the better it seemed to do. Large cap indexes did much better than mid-cap indexes which did better than those indexes representing small cap names. Although the Account's holdings were primarily focused in the large cap arena, some holdings were in the mid cap range as valuations continue to get even more compelling. Although these companies did not perform well as a whole in 1998, they did represent some excellent long term value opportunities.

The value companies the portfolio has focused on have been quite a bit different than traditional "value" names. Although all of the new companies in the portfolio were selling at a discount to the market at purchase, many of them had much more traditional growth prospects. The deep cyclical and basic materials companies have suffered from disinflation as well as a pullback in demand from emerging markets. Due to these occurrences, managers have underweighted more cyclical names in favor of consistent growth at a discount. This focus has helped returns relative to other value portfolios.

The Account's focus throughout 1998 was one of quality value. That focus will be continued into 1999 as economic and world events are closely monitored.

Growth Account
(Michael R. Hamilton)

-----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year    Since Inception Date 6/1/94   10 Year

18.95%            26.61%                  --
-----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Account, Lipper Growth Fund Average and S&P 500 Stock Index


                                         Standard & Poor's
                            Aggressive         500            Lipper
                              Growth           Stock        Growth Fund
Year Ended December 31,       Account          Index         Average
-----------------------       -------          -----         -------
                               10,000          10,000         10,000
            1994               10,259          10,230         10,055
            1995               14,793          14,069         13,151
            1996               18,942          17,297         15,681
            1997               24,788          23,066         19,649
            1998               29,486          29,657         24,140

Note: Past performance is not predictive of future performance.


The fundamental factors that have been the foundation of this bull market helped drive the market to new highs in 1998. The five factors are: slow but sustainable economic growth, low inflation, low interest rates, financial liquidity and corporate profit growth. 1998 was a year of good news on four of the five factors. Economic growth in the U.S. was been slightly stronger than expected, inflation continued to drop, interest rates fell and financial liquidity increased with the Fed cutting short-term interest rates. The only non-positive fundamental was corporate earnings which were flat, but are expected to be positive in 1999.

The market showed a strong bias for large cap stocks over small cap stocks. The largest two-thirds of the S&P 500 by market cap (over $20 billion) returned over 35% in 1998. In contrast, the smallest one-third of the S&P 500 by market cap returned slightly over 12% in 1998. While one-third of the S&P 500 is in companies under $20 billion market cap, the Account had 50% of holdings in such companies. This size bias explains 85% of the Account's discrepancy to the S&P
500. The account managers have been relatively insensitive to what size of market cap a company is in the security selection process and continue to believe that investors should focus on each company's underlying business fundamentals and valuation when selecting a stock and not on the company's size.

Sectors where the Account outperformed the S&P 500 Index include: capital goods, communication services, consumer staples, energy, transportation, and utilities. Sectors where the Account underperformed the S&P 500 Index include: basic materials, consumer cyclicals, financials, healthcare and technology. While technology holdings did very well, gaining over 61% on the year, they failed to keep pace with the S&P 500's technology sector, which gained 73%. The Account's large position in healthcare did well, gaining 31% on the year. While these were great absolute returns, they were not good relative returns since the S&P 500's healthcare sector gained over 43%.

Going forward the managers continue to find the healthcare and financial sectors attractive. Healthcare companies are benefiting from strong demand as the population ages and from spectacular new products that make life better. In financials, the manager's see companies that are more prudently managing their capital, taking advantage of deregulation and can be purchased at very reasonable valuations. Few opportunities are found in the utility, energy and transportation sectors and thus the Account has little to no exposure in these sectors. As always, account managers continue to pursue companies that possess competitive advantages, have the potential for good growth and can be purchased at a reasonable price.

International Account
(Scott D. Opsal)

----------------------------------------------
              Total Returns *
          As of December 31, 1998
1 Year  Since Inception Date 5/2/94    10 Year
----------------------------------------------
9.98%              12.09%                --
----------------------------------------------


Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average and MSCI EAFE Index


                                             Morgan Stanley         Lipper
      Year Ended         International    Capital International   International
     December 31,           Account           EAFE Index          Fund Average
     -----------            -------           ----------          ------------
                            10,000               10,000             10,000
         1994                9,663                9,990              9,758
         1995               11,032               11,110             10,676
         1996               13,800               11,781             11,934
         1997               15,488               11,991             12,583
         1998               17,034               14,389             14,221

Note:  Past performance is not predictive of future performance.


The International Account's return of 9.98% in 1998 was below the EAFE Index return of 20.00%. Most of the Account's shortfall occurred during the second half of the year. Two investment themes dominated returns and performance during the second half of 1998. The most significant theme was the third quarter collapse of emerging markets, brought on by Russia's devaluation and debt default and the simultaneous currency crisis in Brazil. These events shook investor confidence which created a flight to quality, soaring risk premiums in most stocks, and a slower economic growth outlook.

A secondary theme was the ongoing economic problems in Japan. Japan's economy is in a serious recession and is undoubtedly the weakest economy of any developed nation. Its banking crisis is far from being solved, and government policy has created a fiscal budget deficit equal to 10% of GDP, an unheard of level for a major economy.

These two themes  influenced the positioning of the International  Account.  The
managers   increased   exposure  to  defensive,   or  lower  risk  stocks,   and
underweighted the Japanese market. One of the main reasons for the underperformance was the execution of moving the portfolio into a more defensive position which was not fully effective. Several of the stocks were in low risk businesses, but had exposure to poor performing emerging markets. The second area of underperformance was the underweight position of the Japanese yen. Although economic analysis of Japan proved to be right on the mark and Japan's stock market continued to languish, the Japanese yen was very strong and outpaced the other developed market currencies.

The Account continues to have a small weighting in the Japanese market and a large weighting in Europe. The managers do not expect a severe recession in Europe this year, but growth is slowing. Inflation does not appear to be a risk, and therefore, interest rates should remain low helping to bolster stock prices. Portfolio weightings in reasonably priced names with growth and/or defensive characteristics will continue to be raised.

MidCap Account
(Michael R. Hamilton)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year        5 Year            10 Years
--------------------------------------------
    3.69%        14.92%              16.22%
--------------------------------------------


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Fund Average and S&P 500 Stock Index

                                                                   Lipper
                                   MidCap         S&P 500         Mid-Cap Fund
Year Ended December 31,           Account          Index           Average
----------------------            -------          -----           -------
                                   10,000          10,000          10,000
         1989                      12,184          13,168          12,710
         1990                      10,661          12,758          12,258
         1991                      16,364          16,647          18,538
         1992                      18,809          17,915          20,227
         1993                      22,436          19,717          23,201
         1994                      22,611          19,976          22,725
         1995                      29,171          27,474          30,035
         1996                      35,329          33,778          35,418
         1997                      43,368          45,043          42,370
         1998                      44,967          57,915          47,523

Note:  Past performance is not predictive of future performance.


Stock market returns for 1998 were both volatile and divergent. Large caps outdistanced their mid and small cap counterparts by a considerable margin as investors gravitated to companies with assumed stable and visible earnings streams. Also, market volatility seemed a constant during the year with large price swings, especially occurring during the 3rd and 4th quarters. Much of this activity was fueled by the Asian crisis that began in 1997 and investors' concerns that growth rates and profitability of companies would be hurt as the effects spread throughout the world. However, the U.S. economy performed quite admirably due to low inflation, low interest rates, financial liquidity and high consumer confidence.

The Midcap Account's performance trailed the S&P 500 Index primarily due to its emphasis on smaller cap companies. Roughly 80% of the portfolio is invested in companies with market capitalizations below $4 billion as compared to the Index with only 4% invested in companies below $4 billion. The Financial, Consumer Cyclical and Healthcare sectors were the largest contributors to underperformance relative to the Index. The Technology sector was the primary contributor to positive returns in the portfolio.

Looking ahead to 1999, the same factors driving the slow, sustainable growth in the U.S. economy in 1998 appear to be very much in place. The account managers continue to look for companies that possess competitive advantages, have the potential for above average growth and can be purchased at a reasonable price. The portfolio emphasizes the Technology, Financial, Consumer Cyclical and Healthcare economic sectors. In the Technology sector, value is found in companies that contribute to productivity enhancement. In the Financial sector, the trend toward consolidation is allowing financial companies to manage their capital more prudently. Attractive companies in the Consumer Cyclical sector are those that will benefit from the low unemployment, low interest rate environment. Finally, the Healthcare sector is a beneficiary of a growing elderly population and the ever present desire for better healthcare.

Important Notes of the Growth-Oriented Accounts:

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 409 mutual funds.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 980 funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 768 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 527 funds.

Lipper Mid-Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 327 funds.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Income-Oriented  Accounts:

Bond Account
(Scott A. Bennett)

------------------------------------------
              Total Returns *
          As of December 31, 1998
     1 Year         5 Year         10 year
------------------------------------------
      7.69%          7.66%          9.46%
------------------------------------------


Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

                                             Lehman                Lipper
                                             Brothers           Corporate Debt
       Year Ended          Bond           BAA Corporate         BBB Rated Fund
       December 31,      Account*             Index               Avgerage
       -----------       -------              -----               --------
                          10,000              10,000               10,000
       1989               11,386              11,366               11,064
       1990               11,980              11,966               11,698
       1991               13,982              14,277               13,780
       1992               15,294              15,619               14,916
       1993               17,078              17,638               16,753
       1994               16,583              17,074               16,006
       1995               20,259              20,953               19,219
       1996               20,738              21,795               19,832
       1997               22,935              24,215               21,831
       1998               24,698              24,525               23,195

Note:  Past performance is not predictive of future performance.


The Bond Account performed well in a tough market environment during 1998. The Account outperformed the Lehman Brothers BAA Corporate Index as well as the Lipper Corporate BBB average because of the relatively higher credit quality emphasis and a somewhat longer duration.

Investors demanded quality in 1998 with U.S. Treasuries being in the unusual position of posting the highest returns in the fixed income market. Corporate bonds underperformed Treasuries but benefited from the decline in Treasury yields during the year, resulting in relatively high absolute returns. The markets returned to a more normal mode in the fourth quarter as investors began to reconsider the impact of emerging market problems, hedge-fund difficulties and were reassured by Federal Reserve interest rate cuts.

The managers positioned the Account with a quality emphasis during the year, adding higher rated bonds and investing predominately in U.S., safe haven sectors (agencies, communications, and utilities). The account manager's long-term outlook for the global economy improved during the fourth quarter, as did the condition of the fixed income markets. The Account was an active player in a rejuvenated new issue market and was paid well to participate in industries the managers favored (U.S., non-commodity industries) as the market regained its footing. Strategy going into 1999 is to return to a more normal credit quality mix and take advantage of still historically high premium for investing in corporate bonds.

Government Securities Account
(Martin J. Schafer)

--------------------------------------------
              Total Returns *
          As of December 31, 1998
   1 Year         5 Year           10 Year
    8.27%          7.02%            9.35%
--------------------------------------------

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average and Lehman Brothers Mortgage Index

                                                   Lehman           Lipper
                               Government         Brothers       U.S. Mortgage
                               Securities          Mortgage          Fund
Year Ended December 31,         Account             Index          Average
----------------------          -------            ------          -------
                                10,000             10,000           10,000
       1989                     11,559             11,535           11,258
       1990                     12,663             12,772           12,314
       1991                     14,809             14,779           14,135
       1992                     15,822             15,809           14,999
       1993                     17,416             16,891           16,116
       1994                     16,626             16,619           15,444
       1995                     19,797             19,411           17,951
       1996                     20,460             20,449           18,646
       1997                     22,585             22,390           20,245
       1998                     24,453             23,948           21,476

Note:  Past performance is not predictive of future performance.


Interest rates declined significantly over the last twelve months, with medium and long rates down about 1%. Bond prices, which move in the opposite direction of interest rates, moved up, which led to another very strong year for the Government Securities Account. The Account outperformed both the Lehman Brothers MBS Index as well as the Lipper U.S. Mortgage Fund Average, mostly due to its slightly longer duration.

The key to 1998 was the U.S. Federal Reserve. By decisively reducing the Federal Funds rate from 5.50% to 4.75% during the pinnacle of global risk, then holding rates steady in December, the Fed demonstrated its commitment to maintaining reasonable growth in the U.S. The actions of the Federal Reserve restored a certain amount of calm and order to a very volatile and illiquid market. By staying pat on rates in December, the Fed also signaled that the U.S. economy was still very strong, with modest growth, low inflation and low unemployment.

Portfolio management views the economic outlook as range-bound for U.S. interest rates. With the absolute level of interest rates being relatively low, the managers are moving the duration of this account closer to the Lehman MBS Index and are shortening as opportunities present themselves.

Important Notes of the Income-Oriented Accounts:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers Mortgage Index: an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 99 mutual funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 73 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.


Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay.
The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.


The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.


The Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.


At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. The contingency plan calls for:
o    identification of business risks;
o    consideration of alternative approaches to critical business risks; and
o    development of action plans to address problems.

Other important Year 2000 initiatives include:
o the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program;
o the securities pricing system we use has renovated its code and conducted client testing in June 1998;
o Facilities Management of Principal Life has identified non-systems issues (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
o the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.


In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.


Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.





FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------   -----------------------------------------------------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)
                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.49)        (.45)         (.40)        (.45)        (.37)
   Distributions from Capital Gains....................      (.59)       (1.05)         (.94)        (.42)        (.18)
                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95

Total Return...........................................    11.91%       17.93%        13.13%       24.58%      (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............      .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets     3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%




BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
------------                                                 -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized  Gain (Loss) on Investments    .25          .44          (.40)        1.62        (1.04)
                       Total from Investment Operations       .91         1.20           .28         2.24         (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(b)..........      (.01)        --            --            --           --
                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)        (.72)
Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12

Total Return...........................................      7.69%       10.60%         2.36%       22.17%      (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............      .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets     6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%























See accompanying notes.




          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                     1998         1997          1996         1995         1994
---------------------                                        -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................       .71          .68           .57          .60          .62
   Net Realized and Unrealized  Gain (Loss) on Investments   3.94         7.52          5.82         6.69         (.49)
                       Total from Investment Operations      4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................    (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                      Total Dividends and Distributions    (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
Net Asset Value, End of Period.........................   $37.19       $34.61        $29.84       $27.80       $23.44

Total Return...........................................    13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................     22.0%        23.4%         48.5%        49.2%        44.5%




GOVERNMENT SECURITIES ACCOUNT(a)                             1998         1997          1996         1995         1994
-----------------------------                                -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $10.72       $10.31        $10.55        $9.38       $10.61
Income from Investment Operations:
   Net Investment Income...............................       .60          .66           .59          .60          .76
   Net Realized and Unrealized Gain (Loss) on Investments     .28          .41          (.24)        1.18        (1.24)
                       Total from Investment Operations       .88         1.07           .35         1.78        (.48)
Less Dividends from Net Investment Income..............      (.59)        (.66)         (.59)        (.61)       (.75)
Net Asset Value, End of Period.........................    $11.01       $10.72        $10.31       $10.55        $9.38

Total Return...........................................     8.27%       10.39%         3.35%       19.07%      (4.53)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $141,317      $94,322       $85,100      $50,079      $36,121
   Ratio of Expenses to Average Net Assets.............      .50%         .52%          .52%         .55%         .56%
   Ratio of Net Investment Income to Average Net Assets     6.15%        6.37%         6.46%        6.73%        7.05%
   Portfolio Turnover Rate.............................     11.0%         9.0%          8.4%         9.8%        23.2%



















FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

GROWTH ACCOUNT(a)                                            1998         1997          1996         1995       1994(c)
--------------                                               -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $17.21       $13.79        $12.43       $10.10        $9.60
Income from Investment Operations:
   Net Investment Income...............................       .21          .18           .16          .17          .07
   Net Realized and Unrealized Gain (Loss) on Investments    3.45         3.53          1.39         2.42          .51
                       Total from Investment Operations      3.66         3.71          1.55         2.59          .58
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.21)        (.18)         (.16)        (.17)        (.08)
   Distributions from Capital Gains....................     (.20)        (.10)         (.03)        (.09)         --
   Excess Distributions from Capital Gains(b)..........        --        (.01)           --          --           --
                      Total Dividends and Distributions     (.41)        (.29)         (.19)        (.26)        (.08)
Net Asset Value, End of Period.........................   $20.46       $17.21        $13.79       $12.43       $10.10

Total Return...........................................    21.36%       26.96%        12.51%       25.62%       5.42%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,828     $168,160       $99,612      $42,708      $13,086
   Ratio of Expenses to Average Net Assets.............      .48%         .50%          .52%         .58%        .75%(e)
   Ratio of Net Investment Income to Average Net Assets     1.25%        1.34%         1.61%        2.08%       2.39%(e)
   Portfolio Turnover Rate.............................      9.0%        15.4%          2.0%         6.9%        0.9%(e)




INTERNATIONAL ACCOUNT(a)                                     1998         1997          1996         1995       1994(c)
---------------------                                        -----------------          ----         ----       ----
Net Asset Value, Beginning of Period...................    $13.90       $13.02        $10.72        $9.56        $9.94
Income from Investment Operations:
   Net Investment Income...............................       .26          .23           .22          .19          .03
   Net Realized and Unrealized  Gain (Loss) on Investments   1.11         1.35          2.46         1.16         (.33)
                       Total from Investment Operations      1.37         1.58          2.68         1.35         (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.25)        (.23)         (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(b)..        --          --             --           --        (.02)
   Distributions from Capital Gains....................     (.51)        (.47)         (.16)        (.01)        (.01)
                      Total Dividends and Distributions     (.76)        (.70)         (.38)        (.19)        (.08)
Net Asset Value, End of Period.........................    $14.51       $13.90        $13.02       $10.72        $9.56

Total Return...........................................      9.98%       12.24%        25.09%       14.17%     (3.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%          .90%         .95%       1.24%(e)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%         2.28%        2.26%       1.31%(e)
   Portfolio Turnover Rate.............................     33.9%        22.7%         12.5%        15.6%       14.4%(e)





















See accompanying notes.






          Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

MIDCAP ACCOUNT(a)                                            1998         1997          1996         1995         1994
--------------                                               -----------------          ----         ----         ----
Net Asset Value, Beginning of Period...................    $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................       .22          .24           .22          .22          .14
   Net Realized and Unrealized  Gain (Loss) on Investments    .94         6.48          5.07         5.57          .03
                       Total from Investment Operations      1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................     (2.04)        (.76)         (.66)        (.21)        (.85)
                      Total Dividends and Distributions     (2.26)        (.99)         (.88)        (.43)        (.99)
Net Asset Value, End of Period.........................    $34.37       $35.47        $29.74       $25.33       $19.97

Total Return...........................................      3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................     26.9%         7.8%          8.8%        13.1%        12.0%





MONEY MARKET ACCOUNT(a)                                      1998         1997         1996          1995         1994
--------------------                                         -----------------         ----          ----         ----
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments     --          --             --           --           --
                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000

Total Return...........................................     5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%
















Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

        Former Fund Name                         Current Account Name
   Principal Balanced Fund, Inc.                 Balanced Account
   Principal Bond Fund, Inc.                     Bond Account
   Principal Capital Accumulation Fund, Inc.     Capital Value Account
   Principal Government Securities Fund, Inc.    Government Securities Account
   Principal Growth Fund, Inc.                   Growth Account
   Principal World Fund, Inc.                    International Account
   Principal Emerging Growth Fund, Inc.          MidCap Account
   Principal Money Market Fund, Inc.             Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(c) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 1999 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306.
Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944








                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


        Aggressive Growth Account                MidCap Account
        Asset Allocation Account                 MidCap Growth Account
        Balanced Account                         Money Market Account
        Bond Account                             Real Estate Account
        Capital Value Account                    SmallCap Account
        Government Securities Account            SmallCap Growth Account
        Growth Account                           SmallCap Value Account
        International Account                    Stock Index 500 Account
        International SmallCap Account           Utilities Account
        MicroCap Account










     This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.



                  The date of this Prospectus is _____________.




Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund is made up of several different Accounts. Each Account has its own investment objective. Nineteen of the Account are available through the Principal Variable Annuity: The accounts and investment objectives are:

GROWTH-ORIENTED ACCOUNTS

Aggressive Growth - seeks long-term growth of capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

Asset Allocation - seeks a total investment return consistent with the preservation of capital.

Balanced - seeks a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Capital Value - seeks to provide long-term capital appreciation and secondarily growth of investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

Growth - seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

International - seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

International SmallCap - seeks long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

MicroCap - seeks long-term growth of capital by investing primarily in value and growth oriented companies with small market capitalizations, generally less than $700 million.

MidCap - seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MidCap Growth - seeks long-term growth of capital. The Account attempts to achieve its objective by investing primarily in growth stocks of companies with market capitalizations in the $1 billion to $10 billion range.

Real Estate - seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

SmallCap - seeks long-term growth of capital. The Account attempts to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SmallCap Growth - seeks long-term growth of capital. The Account attempts to achieve its objective by investing primarily in equity securities of small growth companies with market capitalizations of less than $1 billion at the time of the initial purchase.

SmallCap Value - seeks long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and market capitalizations of less than $1 billion.

Stock Index 500 - seeks long-term growth of capital. The Account attempts to mirror the investment results of the Standard & Poor's 500 Stock Index.

Utilities - seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

The Growth-Oriented Accounts (except the Balanced and Utilities Accounts that invest in a mix of equity and debt securities) invest primarily in common stocks. Under normal market conditions the Growth-Oriented Funds (except Balanced and Utilities) are fully invested in equity securities. Under unusual circumstances, each of the Growth-Oriented Accounts may invest without limit in cash for temporary defensive purposes (see Temporary Defensive Measures). When doing so, the Account is not investing to achieve its investment objective. The Accounts also maintain a portion of their assets in cash while they are making long-term investment decisions and to cover sell orders from shareholders.

INCOME-ORIENTED ACCOUNT

Bond - seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Government Securities - seeks a high level of income, liquidity and safety of principal through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). Account shares are not guaranteed by the United States Government.

The Income-Oriented Accounts have a rating limitation with regard to the quality of the bonds that are held in its portfolio. The rating limitation applies when the Account purchases a bond. If the rating on a bond changes while the Account owns it, the Account is not required to sell the bond. The SAI contains additional information about bond ratings by Moody's Investors Service, Inc. ("Moody's") and S&P.

MONEY MARKET ACCOUNT

Money Market - has the investment objective of high level of income through investments in short-term securities.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. Estimates of the expenses are shown for the new Account. The example is intended to help you compare the cost of investing in a particular account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Account). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.

Principal Management Corporation serves as the manager for the Principal Mutual Funds. It has signed contracts with various Sub-Advisors under which the
Sub-Advisor   provides  portfolio  management  for  the  certain  Accounts  (see
Management, Organization and Capital Structure).
         Sub-Advisor                                 Account
         Berger   Associates ("Berger")              SmallCap Growth
         Dreyfus Corporation ("Dreyfus")             MidCap Growth
         Goldman Sachs Asset Management ("GSAM")     MicroCap
         Invista Capital  Management, LLC            Balanced, Capital Value,
              ("Invista")                            Government Securities,
                                                     Growth, International,
                                                     International SmallCap,
                                                     MidCap, SmallCap, Stock
                                                     Index 500, and Utilities
         J.P. Morgan Investment Management, Inc.     SmallCap Value
              ("Morgan")
         Morgan Stanley Asset
              Management Inc. ("MSAM")               Aggressive Growth and Asset
                                                        Allocation

Account Performance
Included in each Account's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.

The bar chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns for 1, 5 and 10 years with a broad based securities market index (a broad measure of market performance) and an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc. (an independent statistical service). The table shows how the Account's performance compares with the returns of an index and with funds having similar investment objectives. The other table for each Account provides the highest and lowest quarterly return for that Account's shares during the last 10 calendar years.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

GROWTH-ORIENTED ACCOUNT

Aggressive Growth Account

The Aggressive Growth Account seeks to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

      ----------------------------------     -----------------------------------
               Annual Total Returns                     Total Returns
      ----------------------------------     highest & lowest quarterly returns
                                                   for the last 5 years
                                             -----------------------------------
                   Bar Chart                  Quarter Ended            Return
                                             -----------------------------------
                                                 0/00/00               00.00%
      Calendar Years Ended December 31           0/00/00              (00.00%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                 (for the period ending December 31, 1998)
                           -----------------------------------------------------
                                                        Past One Past Five
                                                          Year     Years
                                                        -------- ---------
                              Aggressive Growth Account   18.95%   26.61%*

                              S&P 500 Stock Index         28.58    24.06
                              Lipper Growth Fund Average  22.86    19.03
                           -----------------------------------------------------
                              * Period from June 1, 1994, date first offered
                                to the public, through December 31, 1998.

The year to date return as of December 31, 1998 is 18.95%.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.77%     $80     $249    $433     $966
Other Expenses........................ 0.01%
                                       -----
   Total Account Operating Expenses    0.78%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since October 1998       Phil Friedman, Managing Director of Morgan Stanley
                             Dean Witter & Co. since 1990.

    Since April 1994         Margaret Johnson, CFA. Portfolio Manager Morgan
                             Stanley Dean investment management since 1984.

The Aggressive Growth Account invests primarily in growth-oriented stocks of medium and large capitalization U.S. corporations and to a limited extent, foreign corporations that exhibit strong accelerating earnings growth. Under normal circumstances, the Account invests at least 65% of the value of its assets in common stocks.

The Account uses a flexible investment process in pursuit of its investment objective. In selecting stocks for the Account, the Sub-Advisor, MSAM, concentrates on companies with consistent or rising earnings growth records and compelling business strategies. MSAM focuses on companies with market capitalizations of $1 billion or more and is not limited to specific market sectors.

MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, MSAM closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of propects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio considers selling securities of issuers that no longer meet MSAM criteria.

When it selects a security for the Account, MSAM emphasizes individual security selection. Account investments are generally diversified by industry but concentrated sector positions may result from the selection process.

The Account has a long-term investment approach. However, MSAM may take advantage of short-term opportunities that are consistent with its objective by selling recently purchased securities that have increased in value (see Portfolio Turnover).

The Account may invest up to 25% of its assets in securities of foreign companies. See Foreign Securities for a description of the unique risks associated with foreign securities.

The Aggressive Growth Account is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

GROWTH-ORIENTED ACCOUNT

Asset Allocation Account

The Asset Allocation Account seeks to generate a total investment return consistent with the preservation of capital. The Account intends to pursue a flexible investment policy in seeking to achieve this investment objective.

      ----------------------------------     -----------------------------------
               Annual Total Returns                     Total Returns
      ----------------------------------     highest & lowest quarterly returns
                                                   for the last 5 years
                                             -----------------------------------
                   Bar Chart                  Quarter Ended            Return
                                             -----------------------------------
                                                 0/00/00               00.00%
      Calendar Years Ended December 31           0/00/00              (00.00%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                 (for the period ending December 31, 1998)
                           -----------------------------------------------------
                                                        Past One Past Five
                                                          Year     Years
                                                        -------- ---------
                             Asset Allocation Account     9.18%   13.23%*


                             S&P 500 Stock Index         28.58    24.06
                             Lipper Flexible Portfolio
                               Fund Average              14.16    14.54
                           -----------------------------------------------------
                              * Period from June 1, 1994, date first offered
                                to the public, through December 31, 1998.

The year to date return as of December 31, 1998 is 9.18%.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.80%    $91     $284    $493    $1,096
Other Expenses........................  0.09%
                                        -----
    Total Account Operating Expenses    0.89%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994      Francine J. Bovich, Principal of Morgan Stanley Asset
                           Management, Inc. and Morgan Stanley & Co.
                           Incorporated since 1993.

     Since October 1998    Phil Friedman, Managing Director of Morgan Stanley
                           Dean Witter & Co. since 1990.

     Since April 1996      Stephan C. Sexauer, Principal of Morgan Stanley Asset
                           Management, Inc. and Morgan Stanley & Co.
                           Incorporated since 1989.

The Asset Allocation Account uses a flexible investment policy to establish a diversivied global portfolio that will invest in equities and fixed income securities. The Sub-Advisor will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospectus appear to be more attractive than the economy as a whole. In addition, the Sub-Advisor, MSAM, will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically the Sub-Advisor will invest in high quality fixed income securities but may invest up to 20% of the Account's assets in high yield securities (see Risks of High Yield Securities).

The securities which the Account purchases are identified as belonging to an asset class which include:
          stocks of growth-oriented companies, both foreign and domestic;
          Growth stocks are generally defined as stocks of companies with earnings that are expected to grow more rapidly than the economy as a whole.
      stocks of value oriented companies, both foreign and domestic;
          Value stocks are generally defined as stocks of companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields.
      domestic real estate  investment  trusts;
          fixed income securities, both foreign and domestic; and domestic high yield fixed-income securities.

Please review the sections of this prospectus which discuss the risks involved with any investment in foreign securities (see Foreign Securities) and with investments in companies with small market capitalizations (see Securities of Smaller Companies).

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
      25% to 75% in equity securities; 20% to 60% in debt securities; and 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Bond values also change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. Generally, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Because the values of the Account's assets may rise or fall, when shares of the Account are sold they may be worth more or less than the amount paid for them.

The Asset Allocation Account is generally a suitable investment for investors who are seeking a moderate risk approach towards long-term growth.

GROWTH-ORIENTED ACCOUNT

Balanced Account

The Balanced Account seeks to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.


      ----------------------------------     -----------------------------------
               Annual Total Returns                     Total Returns
      ----------------------------------     highest & lowest quarterly returns
                                                   for the last 10 years
                                             -----------------------------------
                   Bar Chart                  Quarter Ended            Return
                                             -----------------------------------
                                                 0/00/00               00.00%
      Calendar Years Ended December 31           0/00/00              (00.00%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                 (for the period ending December 31, 1998)
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years     Years
                                                     -------- --------- --------
                             Balanced Account         11.91%   12.74%     12.33%

                             S&P 500 Stock Index      28.58    24.06      19.21
                             Lehman Brothers
                               Government/Corporate
                               Bond Index              8.42     6.60       8.52
                             Lipper Balanced Fund
                               Average                13.48    13.93      13.04
                           -----------------------------------------------------

The year to date return as of December 31, 1998 is 11.91%.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.57%    $60     $189     $329    $738
Other Expenses........................  0.02%
                                        -----
  Total Account Operating Expenses      0.59%
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1993      Judith A. Vogel, CFA. Portfolio Manager of Invista
                          Capital Management, LLC since 1987.

    Since October 1998    Douglas D.  Herold, CFA. Portfolio Manager of Invista
                          Capital Management, LLC since 1998. Invista Capital
                          Management, LLC since 1993.

    Since December 1997   Martin J. Schafer, Portfolio Manager of Invista
                          Capital Management, LLC since 1992.

The Balanced Account invests primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's (see Risks of High Yield Securities).

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. Generally, when interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the values of the Account's assets may rise or fall, when shares of the Account are sold they may be worth more or less than the amount paid for them.

The Balanced Account is generally a suitable investment for investors seeking long-term growth but who are uncomfortable accepting the risks of investing entirely in common stocks.


INCOME-ORIENTED ACCOUNT

Bond Account

The Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     -------------------------------    ----------------------------------------
            Annual Total Return                        Total Return
     -------------------------------      highest & lowest quarterly returns
                                                  for the last 10 years
                                        ----------------------------------------
               Bar Chart                    Quarter Ended           Return
                                        ----------------------------------------
                                              mm/dd/yy               00.00%
                                              mm/dd/yy             (00.00%)
                                        ----------------------------------------

                                   ---------------------------------------------
                                            Average annual total returns
                                     (for the period ending December 31, 1989)
                                   ---------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year     Years    Years
                                                     -------- --------- --------
                                     Bond Account       7.69%    7.66%    9.46%
 Calendar Years Ended December 31

                                     Lehman Brothers
                                       BAA Corporate
                                       Index            6.96     7.34     9.25
                                     Lipper Corporate
                                       Debt BBB Rated
                                       Fund Average     6.25     7.00     9.19
                                   ---------------------------------------------

The year to date return as of December 31, 1998 is 7.69%.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%    $52    $164      $285    $640
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.51%
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 1998, based on the dollar-weighted average ratings of the Account's portfolio at the end of each month in the fiscal year, net assets of the Account were invested in securities rated as follows (all ratings are by Moody's):
                                            0.24% in securities  rated Aaa
                                            1.29% in securities rated Aa
                                            17.32% in securities rated A
                                            72.48% in securities rated Baa
                                            8.67% in securities rated Ba

Day-to-day Account management:
    Since November 1996   Scott A. Bennett, CFA. Assistant Director - Securities
                          Investment of Principal Life Insurance Company since
                          1996. Prior thereto, Investment Manager.

The Bond Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
         debt securities and taxable municipal bonds;
                  rated, at purchase, in one of the top four categories by S&P or Moody's, or if not rated, in the Manager's opinion are of comparable quality.
         similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
          domestic and foreign debt securities;
          preferred and common stock;
          foreign government securities; and
          securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's) (see Risks of High Yield Securities).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents (see Temporary Defensive Measures).

The Bond Account is generally a suitable investment for an investor seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. However, because of fluctuations in value, when sold, shares of the Account may be worth more or less than the amount paid for them.


GROWTH-ORIENTED ACCOUNT

Capital Value Account

The Capital Value Account seeks to provide long-term capital appreciation and secondarily growth of investment income. The Account seeks to achieve its investment abjectives through the purchase primarily of common stocks, but the Account may invest in other securities.


      ----------------------------------     -----------------------------------
               Annual Total Returns                     Total Returns
      ----------------------------------     highest & lowest quarterly returns
                                                   for the last 10 years
                                             -----------------------------------
                   Bar Chart                  Quarter Ended            Return
                                             -----------------------------------
                                                mm/dd/yy               00.00%
      Calendar Years Ended December 31          mm/dd/yy              (00.00%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                 (for the period ending December 31, 1998)
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            Capital Value Account      13.58%   19.03%   15.15%


                            S&P 500 Stock Index        28.58    24.06    19.21
                            Lipper Growth and Income
                              Fund Average             15.61    18.53    15.76
                           -----------------------------------------------------

The year to date return as of December 31, 1998 is 13.58%.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.43%    $45     $141    $246     $555
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.44%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since November 1996     Catherine A. Zaharis, CFA. Portfolio Manager of
                            Invista Capital Management, LLC since 1987.

The Capital Value Account invests primarily in common stocks. It may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

      Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

      Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

      Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

      Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
          events that could cause a stock's price to rise or fall; anticipation of high potential reward compared to potential risk; and belief that a stock is temporarily mispriced because of market overreactions.

The Capital Value Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies. When shares of the Account are sold, they may be worth more or less than the amount paid for them.


INCOME-ORIENTED ACCOUNT

Government Securities Account

The Government Securities Account seeks a high level of current income, liquidity and safety of principal. The Account seeks to achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Associations Certificates. Account shares are not guaranteed by the United States government.



      -----------------------------      ---------------------------------------
          Annual Total Returns                         Total Returns
      -----------------------------        highest and lowest quarterly returns
                                                    for the last 10 years
              Bar Chart                  ---------------------------------------
                                          Quarter Ended       Quarterly Return
                                         ---------------------------------------
                                             mm/dd/yy               00.00%
                                             mm/dd/yy              (00.00%)
                                         ---------------------------------------

                                ------------------------------------------------
                                           Average annual total returns
                                    (for the period ending December 31, 1998)
                                ------------------------------------------------
                                                     Past One Past Five Past Ten
                                                        Year    Years    Years
                                                     -------- --------- --------
                                  Government Securities
                                    Account             8.27%   7.02%      9.35%
Calendar Years Ending December 31
                                  Lehman Brothers
                                    Mortgage Index      6.96    7.23       9.13
                                  Lipper U.S. Mortgage
                                    Fund Average        6.08    5.98       8.04
                                ------------------------------------------------

The year to date return as of December 31, 1998 is 8.27%.

--------------------------------------------------------------------------------
       Account Operating Expenses                          Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.49%   $51     $160    $280      $628
Other Expenses........................  0.01%
                                        -----
     Total Account Operating Expenses   0.50%
--------------------------------------------------------------------------------


Day-to-day Account Management:
     Since May 1985     Martin J. Schafer, CFA. Portfolio Manager of Invista
                        Capital Management, LLC since 1992.

The Government Securities Income Account invests in U. S. Government securities, which include obligations issued or guaranteed by the U. S. Government or its agencies or instrumentalities. The Account may invest in securities supported by:
     full faith and credit of the U. S. Government (e.g. GNMA certificates); or credit of the instrumentality (e.g. bonds issued by the Federal Home Loan
     Bank).

Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. Generally, when interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, when sold, shares of the Account may be worth more or less than the amount paid for them.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not effect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuation generally are greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short term investments yielding lower current income rather than investing in higher yielding longer term securities.

GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

The Account invests in modified pass-through GNMA Certificates. Owners of Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U. S. Government.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

The Government Securities Income Account is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth. Such investors prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be back by the U.S. Government or its agencies.


GROWTH-ORIENTED ACCOUNT

Growth Account

The Growth Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

     -------------------------------    ----------------------------------------
            Annual Total Return                        Total Return
     -------------------------------      highest & lowest quarterly returns
                                                  for the last 5 years
                                        ----------------------------------------
               Bar Chart                    Quarter Ended           Return
                                        ----------------------------------------
                                              mm/dd/yy               00.00%
                                              mm/dd/yy             (00.00%)
                                        ----------------------------------------

                                   ---------------------------------------------
                                            Average annual total returns
                                     (for the period ending December 31, 1989)
                                   ---------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                    Growth Account             21.36%   19.48%*
Calendar Years Ended December 31
                                    S&P 500 Stock Index        28.58    24.06
                                    Lipper Growth Fund Average 22.86    19.03
                                   ---------------------------------------------
                                      * Period from May  1, 1994, date first
                                        offered to  the public, through
                                        December 31, 1998.

The year to date return as of December 31, 1998 is 21.36%.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.47%    $49     $154    $269     $604
Other Expenses........................  0.01%
                                        -----
    Total Account Operating Expenses    0.48%
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since August 1987     Michael R. Hamilton, Portfolio Manager of Invista
                          Capital Management, LLC since 1987.

The Growth Account primarily invests in common stocks. It may also invest in other equity securities. In seeking the Account's objective of capital growth, the Sub-Advisor, Invista, uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

          Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

          Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

          Stock selection. Invista then purchases securities of issuers that appear to have high growth potential. Common stocks selected for the Account may include securities of companies that:
                   have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500, or offer new products or new services.

These securities present greater opportunities for capital growth because of high potential earnings growth, but may also involve greater risk than securities that do not have the same potential. The companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may change in value more than those of larger, more established companies.

The Growth Account is generally a suitable investment for investors who want long-term growth. Additionally, the investor must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth. As the value of the stocks owned by the Account changes, the Account share price changes. In the short term, the share price can fluctuate dramatically. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

GROWTH-ORIENTED ACCOUNT

International Account

         The  International   Account  seeks  long-term  growth  of  capital  by
investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

     -------------------------------    ----------------------------------------
            Annual Total Return                        Total Return
     -------------------------------      highest & lowest quarterly returns
                                                  for the last 5 years
                                        ----------------------------------------
               Bar Chart                    Quarter Ended           Return
                                        ----------------------------------------
                                              mm/dd/yy               00.00%
                                              mm/dd/yy             (00.00%)
                                        ----------------------------------------
  Calendar Years Ended December 31
                                  ----------------------------------------------
                                            Average annual total returns
                                     (for the period ending December 31, 1989)
                                  ----------------------------------------------
                                                              Past One Past Five
                                                                Year    Years
                                                              -------- ---------
                                   International Account        9.98%   12.09%*

                                   Morgan Stanley Capital
                                   International EAFE
                                     (Europe, Australia and
                                     Far East) Index           20.00     9.19
                                   Lipper International Fund
                                     Average                   13.02     7.87
                                  ----------------------------------------------
                                       * Period from May  1, 1994, date first
                                         offered to  the public, through
                                         December 31, 1998.

The year to date return as of December 31, 1998 is 9.98%.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.73%     $79     $246    $428     $954
Other Expenses........................ 0.04%
                                       -----
    Total Account Operating Expenses   0.77%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1994    Scott D. Opsal, CFA.  Chief Investment Officer of
                         Invista Capital Management, LLC since 1997.
                         Vice President, 1986-1997.

The International Account invests in common stocks of companies established outside of the U. S. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U. S. though currently the Account does not intend to invest in equity securities of U. S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

The values of the stocks owned by the Account change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities (see Foreign Securities). Because the values of the Account's assets may rise or fall, when shares of the Account are sold they may be worth more or less than the amount paid for them.

The International Account is generally a suitable investment for investors who seek long-term growth and who want to investment in non-U.S. companies. This Account is not an appropriate investment for investors who are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Under  unusual  market  or  economic  conditions,  the  Account  may  invest  in securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S.
dollars or other currencies.

GROWTH-ORIENTED ACCOUNT

International SmallCap Account

The International SmallCap Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

      -----------------------------        ------------------------------------
           Annual Total Returns                       Total Returns
       ------------------------------        highest & lowest quarterly returns
                                                 for the last 3 quarters
                 Bar Chart                  ------------------------------------
                                               Quarter Ended           Return
                                            ------------------------------------
                                                   0/0/00               00.00%
                                                  0/00/00              (00.00%)
                                            ------------------------------------

                                     -------------------------------------------
                                             Average annual total return
                                      (for the period ending December 31, 1998)
                                     -------------------------------------------
                                                                      Past One
                                                                        Year
                                                                      --------

                                        International SmallCap Account (10.37)%*
    Calendar Years Ended December 31
                                        ______________________          00.00
                                        Lipper International SmallCap
                                          Fund Average                  13.02
                                      ------------------------------------------
                                         * Periodfrom May 1, 1998, date first
                                           offered to the public, through
                                           December 31, 1998.

The year to date return as of December 31, 1998 is (10.37)%.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.21%    $136     $425    $734    $1,613
Other Expenses........................ 0.13%
                                       -----
    Total Account Operating Expenses   1.34%
--------------------------------------------------------------------------------

Day-to-day Account management:
      Since April 1998  Darren K. Sleister, Portfolio Manager of Invista Capital
                        Management, LLC since 1995. Prior thereto, Securities Analyst.

The International SmallCap Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1 billion or less. Please review the sections of this prospectus which discuss the risks involved with any investment in foreign securities (see Foreign Securities) and with investments in companies with small market capitalizations (see Securities of Smaller Companies).

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.

This Account is not an appropriate investment for investors seeking either preservation of capital or high current income. Investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The International SmallCap Account is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in smaller, non-U.S. companies. Because the values of the Account's assets may rise or fall, when shares of the Account are sold they may be worth more or less than the amount paid for them.

GROWTH-ORIENTED ACCOUNT

MicroCap Account

The MicroCap Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in value and growth oriented companies with small market capitalizations, generally less than $700 million.

       -----------------------------        ------------------------------------
           Annual Total Returns                       Total Returns
       ------------------------------        highest & lowest quarterly returns
                                                 for the last 3 quarters
                 Bar Chart                  ------------------------------------
                                               Quarter Ended           Return
                                            ------------------------------------
                                                   0/0/00               00.00%
                                                  0/00/00              (00.00%)
                                            ------------------------------------

                                     -------------------------------------------
                                             Average annual total return
                                      (for the period ending December 31, 1998)
                                     -------------------------------------------
                                                                    Past One
                                                                      Year
                                                                    --------
                                        MicroCap Account            (18.42)%*
    Calendar Years Ended December 31
                                        ______________________       00.00
                                          ____________________
                                        ______________________       00.00
                                        Lipper Micro Cap Fund
                                          Average                    00.00
                                     -------------------------------------------
                                        * Periodfrom May 1, 1998, date first
                                          offered to the public, through
                                          December 31, 1998.


The year to date return as of December 31, 1998 is (18.42)%.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.00%    $140     $437    $755    $1,657
Other Expenses........................ 0.38%
                                       -----
   Total Account Operating Expenses    1.38%*

   * Manager has agreed to cap expenses so that total Account operating expenses will be ____% for 1999.
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since April 1998  Paul D. Farrell, Vice President of GSAM since 1991.

                      Matthew B. McLennan, Associate of GSAM since 1995. Prior thereto, Queensland Investment Corporation in Australia.

                      Eileen A. Aptman, Vice President of GSAM since 1993.

Under normal market conditions, the MicroCap Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million of less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is two to three years.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which is expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. For a more thorough discussion of the risks of investing in small companies, please review the sections of this prospectus which discuss the risks of investing in companies with small market capitalizations (see Securities of Smaller Companies) and the risks of investing in companies with limited operating history (see Unseasoned Issuers).

The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies. See Foreign Securities for a description of the unique risks associated with foreign securities.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The MicroCap Account is generally a suitable investment for investors who want longer-term growth of capital. Additionally, the investor must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

GROWTH-ORIENTED ACCOUNT

MidCap Account

The MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

     ----------------------------------     -----------------------------------
               Annual Total Returns                     Total Returns
      ----------------------------------     highest & lowest quarterly returns
                                                   for the last 10 years
                                             -----------------------------------
                   Bar Chart                  Quarter Ended            Return
                                             -----------------------------------
                                                mm/dd/yy               00.00%
      Calendar Years Ended December 31          mm/dd/yy              (00.00%)
                                             -----------------------------------
                           -----------------------------------------------------
                                        Average annual total return
                                 (for the period ending December 31, 1998)
                           -----------------------------------------------------
                                                     Past One Past Five Past Ten
                                                       Year     Years    Years
                                                     -------- -------- --------
                            MidCap Account               3.69%   14.92%   16.22%


                            S&P 500 Stock Index         28.58    24.06    19.21
                            Lipper Mid-Cap Fund Average 12.16    15.18    15.83
                           -----------------------------------------------------

The year to date return as of December 31, 1998 is 3.69%.

--------------------------------------------------------------------------------
        Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.61%   $63     $199     $346     $774
Other Expenses........................  0.01%
                                        -----
   Total Account Operating Expenses     0.62%
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since December 1987   Michael R. Hamilton, Portfolio Manager of Invista
                           Capital Management, LLC since 1987.

The MidCap Account primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned (see Unseasoned Issuers).

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. See Foreign Securities for a description of the unique risks associated with foreign securities.

The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

The MidCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. The Account is an aggressive capital appreciation fund. It is designed for long-term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Account

The MidCap Growth Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of companies with market capitalizations in the $1 billion to $10 billion range.

       -----------------------------        ------------------------------------
           Annual Total Returns                       Total Returns
       ------------------------------        highest & lowest quarterly returns
                                                 for the last 3 quarters
                 Bar Chart                  ------------------------------------
                                               Quarter Ended           Return
                                            ------------------------------------
                                                   0/0/00               00.00%
                                                  0/00/00              (00.00%)
                                            ------------------------------------

                                     -------------------------------------------
                                             Average annual total return
                                      (for the period ending December 31, 1998)
                                     -------------------------------------------
                                                                    Past One
                                                                      Year
                                                                    --------
                                         MidCap Growth Account       (3.40)%*
    Calendar Years Ended December 31
                                         ______________________      00.00
                                         Lipper MidCap Growth
                                           Fund Average              00.00
                                      ------------------------------------------
                                         * Periodfrom May 1, 1998, date first
                                           offered to the public, through
                                           December 31, 1998.


The year to date return as of December 31, 1998 is (3.40)%.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.90%   $129     $403    $697    $1,534
Other Expenses........................  0.37%
                                        -----
    Total Account Operating Expenses    1.27%*

    * Manager has agreed to cap expenses so that total Account operating expenses will be ____% for 1999.
--------------------------------------------------------------------------------


Day-to-day Account management:
     Since April 1998   John O'Toole, CFA. Portfolio Manager of The Dreyfus
                        Corporation and Senior Vice President of Mellon Equity
                        Associates LLP since 1990.

The MidCap Growth Account invests primarily in common stocks of medium capitalization companies, generally firms with a market value between $1 billion and $10 billion. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
      are in fast growing industries;
      offer superior earnings growth potential, and are characterized by strong balance sheets and high returns on equity.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. For a discussion of the risks of investing in small companies, please review the sections of this prospectus which discuss the risks of investing in companies with small market capitalizations (see Securities of Smaller Companies) and the risks of investing in companies with limited operating history (see Unseasoned Issuers).

Common stocks are selected for the Account so that in the aggregate, the investment characteristics and risk profile of the Account are similar to the Standard & Poor's MidCap 400 Index (S&P MidCap). While it may maintain investment characteristics similar to the S&P MidCap, the Account seeks to invest in companies that in the aggregate will provide a higher total return than the S&P MidCap. The Account is not an index fund and does not limit its investments to the securities of issuers in the S&P MidCap.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

Once such common stocks are identified, Dreyfus constructs a portfolio, that in the aggregate breakdown and risk profile resembles the S&P MidCap, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

The MidCap Growth Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for short-term fluctuations in the value of their investments. It is designed for long term investors for a portion of their investments and not designed for investors seeking income or conservation of capital.

"Standard & Poor's MidCap 400 Index" is a trademark of Standard & Poor's Corporation (S&P). S&P is not affiliated with Principal Life Insurance Company or with the Fund.


MONEY MARKET  ACCOUNT

Money Market Account

The Money Market Account seeks a high level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

--------------------------------------------------------------------------------
        Account Operating Expenses                       Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.50%    $53    $167     $291     $653
Other Expenses........................  0.02%
                                        -----
   Total Account Operating Expenses     0.52%
--------------------------------------------------------------------------------

The Money Market Account invests its assets in a portfolio of money market instruments. The investments are U. S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
          to take advantage of market variations;
          to generate cash to cover sales of Account shares by its shareholders; or upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Accounts shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
          U.S. Government securities which are issued or guaranteed by the U. S. Government, including treasury bills, notes and bonds.
          U. S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U. S. Government. These are backed either by the full faith and credit of the U. S. Government or by the credit of the particular agency or instrumentality.

          Bank obligations consisting of:
            certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
            bankers   acceptances  which  are  time  drafts  drawn  on  a
            commercial bank, usually in connection with international commercial transactions.
         Commercial paper that is short-term promissory notes issued by U. S. or foreign corporations primarily to finance short-term credit needs.
         Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
         Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
         Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account.

The Money Market Account is generally a suitable investment for investors seeking monthly dividends to produce income without incurring much principal risk or for investor's short-term needs.

GROWTH-ORIENTED ACCOUNT

Real Estate Account

The Real Estate Account seeks to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

       -----------------------------        ------------------------------------
           Annual Total Returns                       Total Returns
       ------------------------------        highest & lowest quarterly returns
                                                 for the last 3 quarters
                 Bar Chart                  ------------------------------------
                                               Quarter Ended           Return
                                            ------------------------------------
                                                   0/0/00               00.00%
                                                  0/00/00              (00.00%)
                                            ------------------------------------
    Calendar Years Ended December 31
                                     -------------------------------------------
                                             Average annual total return
                                      (for the period ending December 31, 1998)
                                     -------------------------------------------
                                                                    Past One
                                                                      Year
                                                                    --------
                                         Real Estate Account         (6.56)%*


                                         ______________________      00.00
                                         Lipper Real Estate
                                           Fund Average             (15.46)
                                      ------------------------------------------
                                         * Periodfrom May 1, 1998, date first
                                           offered to the public, through
                                           December 31, 1998.

The year to date return as of December 31, 1998 is (6.56)%.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.90%    $102     $318    $552    $1,225
Other Expenses........................ 0.10%
                                       -----
    Total Account Operating Expenses   1.00%
--------------------------------------------------------------------------------

Day-to-day Account management:
     Since April 1998      Kelly D. Rush, Assistant Director of Commercial Real
                           Estate, Principal Life Insurance Company since 1996.
                           Prior thereto, Senior Administrator, Investment -
                           Commercial Real Estate.

The Real Estate Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest up to 25% of its assets in securities of foreign real estate companies. See Foreign Securities for a description of the unique risks associated with foreign securities.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Account focuses on equity REITs.
REITs are characterized as:
          equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Securities of real estate companies are subject to securities market risks as well as risks similar those of direct ownership of real estate. These include: declines in the value of real estate risks related to general and local economic conditions dependency on management skills heavy cash flow dependency possible lack of available mortgage funds overbuilding extended vacancies in properties increases in property taxes and operating expenses changes in zoning laws expenses incurred in the cleanup of environmental problems casualty or condemnation losses changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
          are dependent upon management skills and may not be diversified; are subject to cash flow dependency and defaults by borrowers; and could fail to qualify for tax-free pass through of income under the Code.

Because of these factors, the values of the Account's assets change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

The Real Estate Account is generally a suitable investment for investors seeking long-term growth, who want to invest in companies engaged in the real estate industry and who are willing to accept fluctuations in the value of their investment.

GROWTH-ORIENTED ACCOUNT

SmallCap Account

The SmallCap Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

     -------------------------------    ----------------------------------------
            Annual Total Return                        Total Return
     -------------------------------      highest & lowest quarterly returns
                                                 for the last 3 quarters
                                        ----------------------------------------
               Bar Chart                    Quarter Ended           Return
                                        ----------------------------------------
                                               0/0/00               00.00%
                                               0/00/00             (00.00%)
                                        ----------------------------------------

                                    --------------------------------------------
                                            Average annual total returns
                                     (for the period ending December 31, 1989)
                                    --------------------------------------------
                                                                     Past One
                                                                         Year
                                                                       --------
                                           SmallCap Account            (20.51)%*

  Calendar Years Ended December 31
                                           ______________________       00.00
                                           Lipper SmallCap Fund Average (0.33)
                                         ---------------------------------------
                                           * Period from May 1, 1998, date first
                                             offered to the public, through
                                             December 31, 1998.

The year to date return as of December 31, 1998 is (20.51)%.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.85%    $100     $312    $542    $1,201
Other Expenses........................ 0.13%
                                       -----
   Total Account Operating Expenses    0.98%
--------------------------------------------------------------------------------

Day-to-day Account management:
     Since April 1998     Mark T. Williams, Portfolio Manager of Invista Capital
                          Management, LLC since 1995. Investment Officer,
                          1992-1995.

                          John F. McClain, Portfolio Manager of Invista Capital Management, LLC since 1995. Investment Officer, 1992-1995.

The SmallCap Account invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations of $1 billion or less.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forwarding looking rates of return.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. For a more thorough discussion of the risks of investing in small companies, please review the sections of this prospectus which discuss the risks of investing in companies with small market capitalizations (see Securities of Smaller Companies) and the risks of investing in companies with limited operating history (see Unseasoned Issuers).

The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

The SmallCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account

The SmallCap Growth Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small growth companies with market capitalizations of less than $1 billion.

       -----------------------------        ------------------------------------
           Annual Total Returns                       Total Returns
       ------------------------------        highest & lowest quarterly returns
                                                 for the last 3 quarters
                 Bar Chart                  ------------------------------------
                                               Quarter Ended           Return
                                            ------------------------------------
                                                   0/0/00               00.00%
                                                  0/00/00              (00.00%)
                                            ------------------------------------

                                     -------------------------------------------
                                             Average annual total return
                                      (for the period ending December 31, 1998)
                                     -------------------------------------------
                                                                    Past One
                                                                      Year
                                                                    --------
                                      SmallCap Growth Account         2.96%*
    Calendar Years Ended December 31
                                      ______________________         00.00
                                      Lipper SmallCap Fund Average   (0.33)
                                     -------------------------------------------
                                      * Periodfrom May 1, 1998, date first
                                        offered to the public, through
                                        December 31, 1998.

The year to date return as of December 31, 1998 is 2.96%.

--------------------------------------------------------------------------------
             Account Operating Expenses                    Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 1.01%    $133     $415    $718    $1,579
Other Expenses........................ 0.30%
                                       -----
    Total Account Operating Expenses   1.31%*

   * Manager has agreed to cap expenses so that total Account operating expenses will be ____% for 1999.
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since November 1998   Amy Selner, _____________ of Berger Associates, Inc.
                          since _____. Prior thereto, --------------------.

The SmallCap Growth Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1 billion. Growth companies are generally those with sales and earnings growth that is expected to exceed the growth rate of corporate profits of the S&P 500. They may also include companies that offer new products or new services (see Securities of Smaller Companies and Unseasoned Issuers).

Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small growth companies. The balance of the Account may include equity securities of companies with market capitalizations in excess of $1 billion, foreign securities (see Foreign Securities), corporate fixed-income securities, government securities and short term investments.

In selecting securities for investment, the Sub-Advisor, Berger, places primary emphasis on companies which it believes have favorable growth prospects. Berger seeks to identify small growth companies that either:
          occupy a dominant position in an emerging industry, or growing market share in larger, fragmented industries.
While these companies may present above average risk, Berger believes that they may have the potential to achieve long-term earnings growth substantially above the earnings growth of other companies.

The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

The SmallCap Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept the potential for volatile fluctuations in the value of their investment. This Account is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

GROWTH-ORIENTED ACCOUNT

SmallCap Value Account

The SmallCap Value Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small companies with value caracteristics and market capitalizations of less than $1 billion.

     -------------------------------    ----------------------------------------
            Annual Total Return                        Total Return
     -------------------------------      highest & lowest quarterly returns
                                                 for the last 3 quarters
                                        ----------------------------------------
               Bar Chart                    Quarter Ended           Return
                                        ----------------------------------------
                                               0/0/00               00.00%
                                               0/00/00             (00.00%)
                                        ----------------------------------------

                                    --------------------------------------------
                                            Average annual total returns
                                     (for the period ending December 31, 1989)
                                    --------------------------------------------
                                                                   Past One
                                                                     Year
                                                                   ---------
                                      SmallCap Value Account       (15.06)%*
Calendar Years Ended December 31
                                      ______________________        00.00
                                      Lipper SmallCap Fund Average  (0.33)
                                    --------------------------------------------
                                      * Period from May  1, 1998, date first
                                        offered to  the public, through
                                        December 31, 1998.

The year to date return as of December 31, 1998 is (15.06)%.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  1.10%   $159    $493     $850    $1,856
Other Expenses........................  0.46%
                                        -----
   Total Account Operating Expenses     1.56%*

   * Manager has agreed to cap expenses so that total Account operating expenses will be ____% for 1999.
--------------------------------------------------------------------------------

Day-to-day Account management:
    Since April 1998   Stephen Rich, Vice President of J.P. Morgan Investment
                       Management, Inc. since 1997. Prior thereto, held positions in J.P. Morgan's structured equity and balanced/equity groups.

                       Denise Higgins, Vice President of J.P. Morgan Investment Management, Inc. since 1998. Balanced and equity portfolio manager at J.P. Morgan Investment Management, Inc., 1994 - 1998. Prior thereto, portfolio manager at Lord Abbett & Company.

The SmallCap Value Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include: significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs (see Portfolio Turnover).

For a discussion of the risks of investing in small companies, please review the sections of this prospectus which discuss the risks of investing in companies with small market capitalizations (see Securities of Smaller Companies) and the risks of investing in companies with limited operating history (see Unseasoned Issuers). See Foreign Securities for a description of the unique risks associated with foreign securities.

The SmallCap Value Account is generally a suitable investment for investors seeking long-term growth and who are willing to accept volatile fluctuations in the value of their investment. It is not designed for investors seeking income or conservation of capital.

GROWTH-ORIENTED ACCOUNT

Stock Index 500 Account

The Stock Index 500 Account seeks long-term growth of capital. The Account attempts to mirror the investment results of the Standard & Poor's 500 Stock Index.

--------------------------------------------------------------------------------
           Account Operating Expenses                     Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees....................... 0.35%     $41     $127     N/A      N/A
Other Expenses........................ 0.40%
                                       -----
   Total Account Operating Expenses    0.75%*

* Estimated (Manager has agreed to cap expenses so that the total Account operating expenses will be 0.40% for 1999.)
--------------------------------------------------------------------------------


Day-to-day Account management:
    Since ______ (Account's inception)  Dean Roth, Portfolio Manager of Invista
                                        Capital Management, LLC since _______.
                                        Prior thereto, _______________________.

Under normal market conditions, the Stock Index 500 Account invests at least 80% of its assets in common stocks of companies that compose the S&P 500. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is effected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

The Stock Index 500 Account is generally a suitable investment for investors seeking long-term growth who are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.


* Standard & Poor's Corporation is not affiliated with Principal Variable Contracts Fund, Inc., Invista Capital Management, LLC, or with Principal Life Insurance Company.

GROWTH-ORIENTED ACCOUNT

Utilities Account

The Utilities Account seeks to provide current income and long-term growth of income and capital. The Account will attempt to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

      ----------------------------        ------------------------------------
        Annual Total Returns                        Total Returns
      -----------------------------       highest & lowest quarterly returns
                                                for the last 3 quarters
                Bar Chart                 ------------------------------------
                                          Quarter Ended             Return
                                          ------------------------------------
                                               0/0/00                00.00%
                                              0/00/00               (00.00%)
                                          ------------------------------------

                                       -----------------------------------------
                                             Average annual total returns
                                       (for the period ending December 31, 1998)
                                       -----------------------------------------
    Calendar Years Ended December 31                                   Past One
                                                                         Year
                                                                       --------
                                         Utilities Account              15.36%*

                                         _______________                00.00
                                         Lipper Utilities Fund Average  18.30
                                       -----------------------------------------
                                         * Period from May  1, 1998, date first
                                           offered to  the public, through
                                           December 31, 1998.

The year to date return as of December 31, 1998 is 15.36%.

--------------------------------------------------------------------------------
         Account Operating Expenses                         Examples
--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
                                               ------  -------  ------- --------
Management Fees.......................  0.60%   $70     $221     $384     $859
Other Expenses........................  0.09%
                                        -----
      Total Account Operating Expenses  0.69%
--------------------------------------------------------------------------------

Day-to-day Account management:
   Since April 1998       Catherine Zaharis, Portfolio Manager of Invista
                          Capital Management, LLC since 1987.

The Utilities  Account  invests in  securities  issued by companies in the public utilities industry. These companies include: companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy, and
          companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
          changes in interest rates, prevailing market conditions, and general economic and financial conditions.

The Account invests in fixed income securities, which at the time of purchase, are rated in one of the top four categories by S&P or Moody's, or if not rated, in the Manager's opinion are of comparable quality.

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
          increase in fuel and other operating costs;
          changes in interests rates on borrowings for capital improvement programs; changes in applicable laws and regulations; changes in technology which render existing plants, equipment or products obsolete; effects of conservation; and increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The Utilities Account is generally a suitable investment for investors seeking quarterly dividends for income or to be reinvested for growth. Suitable investors are those who want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of their investment. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts,  except the Capital Value and Money Market  Accounts,  may
lend  its  portfolio   securities  to  unaffiliated   broker-dealers  and  other
unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For the International and International SmallCap Accounts, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange and Chicago Board Options Exchange.

Risks of High Yield Securities
The Asset Allocation, Balanced, and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Accounts (except Capital Value and Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
        Asset Allocation, International and International SmallCap Accounts - 100%; Aggressive Growth, MicroCap, Real Estate and SmallCap Growth Accounts - 25%; Bond, Capital Value, SmallCap and Utilities Accounts - 20%. Balanced, Growth, MidCap, MidCap Growth, SmallCap Value and Stock Index 500 Accounts - 10%. The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

          Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

          Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Boards of Directors oversees this process.

          Securities of Smaller Companies
          The Asset Allocation, International SmallCap, MicroCap, MidCap, MidCap Growth, SmallCap, SmallCap Growth and SmallCap Value Accounts invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

          Unseasoned Issuers
          The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

          Temporary Defensive Measures
          For temporary defensive purposes in times of unusual or adverse market conditions, the Growth-Oriented Accounts and the Bond Account, may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

          Portfolio Turnover
          "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

          Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.

          Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.




          PRICING OF ACCOUNT SHARES

      Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When Princor receives orders to buy or sell shares, the share price used to fill the order is the next price calculated after the order is placed.

      For all Accounts, except the Money Market Account, the share price is calculated by: taking the current market value of the total assets of the Account subtracting liabilities of the Account dividing the remainder by the total number of shares owned by the Account.

      The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

      NOTES:
      If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
      An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
      Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.



DIVIDENDS AND DISTRIBUTIONS

Growth-Oriented and Income-Oriented Accounts
Investments owned by each of the Accounts may make payments of dividends and or distributions of capital gains. Each of the Accounts has a policy to distribute substantially all of the net dividend income and net capital gains that it receives. Except for the Money Market Account, these payments will be made annually.

When an Account receives a dividend or capital gain distribution, it increases the net asset value of a share of the Account as of the date the payment is recorded. As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased because of the dividend or capital gain distribution.

Money Market Account
The Money Market Account declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional share of the Fund. You may ask to have your dividends paid to you monthly in cash.

Under normal circumstances, the Account intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Account does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.



MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.

The Manager is a subsidiary of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1998, the Funds it managed had assets of approximately $5.9 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

Accounts:      Aggressive Growth and Asset Allocation
Sub-Advisor:   Morgan Stanley Asset Management Inc.("MSAM").  MSAM,

               with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1998, MSAM managed investments totaling approximately $163.4 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using using the name Morgan Stanley Asset Management.

Accounts:      Balanced,  Capital  Value,  Government  Securities,  Growth,
               International,  International SmallCap,  MidCap,  SmallCap, Stock
               Index 500, and Utilities
Sub-Advisor:   Invista  Capital  Management,  LLC
               ("Invista"),  an indirectly  wholly-owned subsidiary of Principal
               Life Insurance Company and an affiliate of the Manger was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December
               31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Account:       MicroCap
Sub-Advisor:   Goldman Sachs Assets  Management  ("GSAM"),  One New York
               Plaza,  New York, NY 10004, is a separate  operating  division of
               Goldman, Sachs & Co. ("Goldman Sachs").  Goldman Sachs provides a wide range of fully  discretionary  investment  advisory services
               for   quantitatively   driven  and  actively   managed  U.S.  and
               international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money market mutual funds. As of December 31, 1998, GSAM, together with its affiliates, managed assets in excess of $________ billion.

Account:       MidCap Growth
Sub-Advisor:   The Dreyfus Corporation,  located at 200 Park Avenue, New
               York, NY 10166, was formed in 1947. The Dreyfus Corporation is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation (Mellon). As of
               _____________, The Dreyfus Corporation managed or administered approximately $______ billion in assets for approximately _____ million investor accounts nationwide.

Account:       SmallCap Growth
Sub-Advisor:   Berger Associates, Inc. Berger's address is 210 University
               Boulevard,  Suite 900,  Denver CO 80206.  It serves as investment
               advisor,  sub-advisor,   administrator  or  sub-administrator  to
               mutual  funds  and  institutional  investors.  Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. (KCSI).
               KCSI  is  a  publicly   traded  holding  company  with  principal
               operations in rail  transportation,  through its  subsidiary  The
               Kansas  City  Southern  Railway  Company,   and  financial  asset
               management businesses. Assets under management for Berger as of December 31, 1998 were approximately $3.4 billion.

Account:       SmallCap Value
Sub-Advisor:   J.P. Morgan  Investment  Management,  Inc. Morgan,  with
               principal  offices at 522 Fifth  Avenue,  New York, NY 10036 is a wholly-owned  subsidiary of J.P. Morgan & Co.  Incorporated (J.P.
               Morgan) a bank holding company.  J.P. Morgan,  through Morgan and its  other  subsidiaries,  offers  a wide  range of  services  to governmental,  institutional,  corporate and individual customers and acts as investment  advisor to individual  and  institutional
               clients.   As  of  December  31,  1998,   J.P.   Morgan  and  its
               subsidiaries had total combined assets under management of approximately $300 billion.

Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1998 was:

                                            Management     Other Total Operating
Account                    Fees             Expenses         Expenses
-------                    ----             --------         --------
Aggressive Growth          0.77%            0.01%             0.78%
Asset Allocation           0.80             0.09              0.89
Balanced                   0.57             0.02              0.59
Bond                       0.49             0.02              0.51
Capital Value              0.43             0.01              0.44
Government Securities      0.49             0.01              0.50
Growth                     0.47             0.01              0.48
International              0.73             0.04              0.77
International SmallCap     1.21             0.13              0.34
MicroCap                   1.00             0.38              1.38
MidCap                     0.61             0.01              0.62
MidCap Growth              0.90             0.37              1.27
Money Market               0.50             0.02              0.52
Real Estate                0.90             0.10              1.00
SmallCap                   0.85             0.13              0.98
SmallCap Growth            1.01             0.30              1.31
SmallCap Value             1.10             0.46              1.56
Utilities                  0.60             0.09              0.69


Account Manager Comments

                   (This section will be filed by amendment)


GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded in separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participated in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the required is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined the first valuation date following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Year 2000 Readiness Disclosure
The business operations of the Fund depend on computer systems that contain date fields. These systems include securities transfer agent operations and securities pricing systems. Many of these systems were constructed using a two digit date field to represent the date. Unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 Problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by the Manager, the service providers and other third parties it does business with are not Year 2000 compliant. For example, the Accounts' portfolios and operational areas could be impacted, included securities pricing, dividend and interest payments, shareholder account servicing and reporting functions. In addition, an Account could experience difficulties in transactions if foreign broker-dealers or foreign markets are not Year 2000 compliant.

The Manager relies on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging countries, may not be required to make the same disclosures about their readiness as are required in the U.S. It is likely that if a company an Account invests in is adversely affected by Year 2000 problems, the price of its securities will also be negatively impacted. A decrease in value of one or more of an Account's securities will decrease that Account's share price.

In addition, the Manager and affiliated service providers are working to identify their Year 2000 problems and taking steps they reasonably believe will address these issues. This process began in 1996 with the identification of product vendors and service providers as well as the internal systems that might be impacted.

At this time, testing of internal systems has been completed. The Manager is now participating in a corporate-wide initiative lead by senior management representatives of Principal Life. Currently they are engaged in regression testing of internal programs. They are also participating in development of contingency plans in the event that Year 2000 problems develop and/or persist on or after January 1, 2000. This plan is scheduled to be completed by March 19, 1999. The contingency plan calls for:
      identification of business risks;
      consideration of alternative approaches to critical business risks; and development of action plans to address problems.

Other important Year 2000 initiatives include:
      the service provider for our transfer agent system has renovated its code. Client testing will occur in the first and second quarters of 1999. The service provider is also participating in a securities industry wide testing program that is scheduled to be completed by the end of April 1999;
      the securities pricing system we use has renovated its code and conducted client testing in June 1998; Facilities Management of Principal Life has identified non-systems issues
     (heat, lights, water, phone, etc.) and is working with these service providers to ensure continuity of service; and
      the Manager and other areas of Principal Life have contacted all vendors with which we do business to receive assurances that they are able to deal with any Year 2000 problems. We continue to work with the vendors to identify any areas of risk.

In its budget for 1999 and 2000, the Manager has estimated expenses of between $100,000 and $500,000 to deal with Year 2000 issues.

Financial Statements
You will receive an annual financial statement for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are based on financial statements that were audited by Ernst & Young LLP.

FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

AGGRESSIVE GROWTH ACCOUNT(a)                                     1998          1997            1996            1995          1994(b)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $16.30        $14.52          $12.94          $10.11         $9.92
Income from Investment Operations:
   Net Investment Income...............................           .04           .04             .11             .13           .05
   Net Realized and Unrealized Gain (Loss) on Investments        2.99          4.26            3.38            4.31           .24

                       Total from Investment Operations          3.03          4.30            3.49            4.44           .29
Less Dividends and Distributions:
   Dividends from Net Investment Income................          (.04)         (.04)           (.11)           (.13)         (.05)
   Distributions from Capital Gains....................          (.96)        (2.48)          (1.80)          (1.48)         (.05)
                                                                -----------------------------------------------------------------

                      Total Dividends and Distributions         (1.00)        (2.52)          (1.91)          (1.61)         (.10)
                                                               ------------------------------------------------------------------

Net Asset Value, End of Period.........................        $18.33        $16.30          $14.52          $12.94        $10.11
                                                               ==================================================================

Total Return...........................................         18.95%        30.86%          28.05%          44.19%        2.59%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $224,058      $149,182         $90,106         $33,643       $13,770
   Ratio of Expenses to Average Net Assets.............           .78%          .82%            .85%            .90%        1.03%(d)
   Ratio of Net Investment Income to Average Net Assets           .22%          .29%           1.05%           1.34%        1.06%(d)
   Portfolio Turnover Rate.............................        155.6%        172.6%          166.9%          172.9%        105.6%(d)



ASSET ALLOCATION ACCOUNT(a)                                      1998          1997            1996            1995          1994(b)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $11.94        $11.48          $11.11           $9.79         $9.98
Income from Investment Operations:
   Net Investment Income...............................           .31           .30             .36             .40           .23
   Net Realized and Unrealized  Gain (Loss) on Investments        .76          1.72            1.06            1.62          (.18)
                                                                -----------------------------------------------------------------

                       Total from Investment Operations          1.07          2.02            1.42            2.02           .05
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.31)         (.30)           (.36)           (.40)         (.23)
   Distributions from Capital Gains....................         (.40)        (1.26)           (.69)           (.30)           --
   Excess Distributions from Capital Gains(e)..........             --           --              --              --         (.01)

                      Total Dividends and Distributions         (.71)        (1.56)          (1.05)           (.70)         (.24)
                                                                -----------------------------------------------------------------

Net Asset Value, End of Period.........................        $12.30        $11.94          $11.48          $11.11         $9.79
                                                               ==================================================================

Total Return...........................................          9.18%        18.19%          12.92%          20.66%         .52%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $84,089       $76,804         $61,631         $41,074       $28,041
   Ratio of Expenses to Average Net Assets.............           .89%          .89%            .87%            .89%         .95%(d)
   Ratio of Net Investment Income to Average Net Assets          2.51%         2.55%           3.45%           4.07%        4.27%(d)
   Portfolio Turnover Rate.............................        162.7%        131.6%          108.2%           47.1%         60.7%(d)

See accompanying notes.


BALANCED ACCOUNT(a)                                          1998         1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $15.51       $14.44        $13.97       $11.95       $12.77
Income from Investment Operations:
   Net Investment Income...............................       .49          .46           .40          .45          .37
   Net Realized and Unrealized Gain (Loss) on Investments    1.33         2.11          1.41         2.44         (.64)

                       Total from Investment Operations      1.82         2.57          1.81         2.89         (.27)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.49)        (.45)         (.40)        (.45)        (.37)
   Distributions from Capital Gains....................      (.59)       (1.05)         (.94)        (.42)        (.18)
                                                            ----------------------------------------------------------

                      Total Dividends and Distributions     (1.08)       (1.50)        (1.34)        (.87)        (.55)
                                                           -----------------------------------------------------------

Net Asset Value, End of Period.........................    $16.25       $15.51        $14.44       $13.97       $11.95
                                                           ===========================================================

Total Return...........................................     11.91%       17.93%        13.13%       24.58%       (2.09)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $198,603     $133,827       $93,158      $45,403      $25,043
   Ratio of Expenses to Average Net Assets.............       .59%         .61%          .63%         .66%         .69%
   Ratio of Net Investment Income to Average Net Assets      3.37%        3.26%         3.45%        4.12%        3.42%
   Portfolio Turnover Rate.............................     24.2%        69.7%         22.6%        25.7%        31.5%


BOND ACCOUNT(a)                                              1998         1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $11.78       $11.33        $11.73       $10.12       $11.16
Income from Investment Operations:
   Net Investment Income...............................       .66          .76           .68          .62          .72
   Net Realized and Unrealized Gain (Loss)on Investments      .25          .44          (.40)        1.62        (1.04)
                                                             ---------------------------------------------------------

                       Total from Investment Operations       .91         1.20           .28         2.24         (.32)
Less Dividends and Distributions:
   Dividends from Net Investment Income................      (.66)        (.75)         (.68)        (.63)        (.72)
   Excess Distributions from Capital Gains(e)..........      (.01)        --            --            --           --
                                                            --------------------------------------------------------

                      Total Dividends and Distributions      (.67)        (.75)         (.68)        (.63)        (.72)
                                                            ----------------------------------------------------------

Net Asset Value, End of Period.........................    $12.02       $11.78        $11.33       $11.73       $10.12
                                                           ===========================================================

Total Return...........................................      7.69%       10.60%         2.36%       22.17%       (2.90)%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $121,973      $81,921       $63,387      $35,878      $17,108
   Ratio of Expenses to Average Net Assets.............       .51%         .52%          .53%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets      6.41%        6.85%         7.00%        7.28%        7.86%
   Portfolio Turnover Rate.............................     26.7%         7.3%          1.7%         5.9%        18.2%


CAPITAL VALUE ACCOUNT(a)                                    1998         1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $34.61       $29.84        $27.80       $23.44       $24.61
Income from Investment Operations:
   Net Investment Income...............................      .71          .68           .57          .60          .62
   Net Realized and Unrealized Gain (Loss)on Investments    3.94         7.52          5.82         6.69         (.49)

                       Total from Investment Operations     4.65         8.20          6.39         7.29          .13
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.71)        (.67)         (.58)        (.60)        (.61)
   Distributions from Capital Gains....................    (1.36)       (2.76)        (3.77)       (2.33)        (.69)
                                                           -----------------------------------------------------------

                      Total Dividends and Distributions    (2.07)       (3.43)        (4.35)       (2.93)       (1.30)
                                                           -----------------------------------------------------------

Net Asset Value, End of Period.........................   $37.19       $34.61        $29.84       $27.80       $23.44
                                                           ===========================================================

Total Return...........................................    13.58%       28.53%        23.50%       31.91%         .49%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $385,724     $285,231      $205,019     $135,640     $120,572
   Ratio of Expenses to Average Net Assets.............      .44%         .47%          .49%         .51%         .51%
   Ratio of Net Investment Income to Average Net Assets     2.07%        2.13%         2.06%        2.25%        2.36%
   Portfolio Turnover Rate.............................    22.0%        23.4%         48.5%        49.2%        44.5%


GOVERNMENT SECURITIES ACCOUNT(a)                             1998         1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $10.72       $10.31        $10.55        $9.38       $10.61
Income from Investment Operations:
   Net Investment Income...............................      .60          .66           .59          .60          .76
   Net Realized and Unrealized Gain (Loss)on Investments     .28          .41          (.24)        1.18        (1.24)

                       Total from Investment Operations      .88         1.07           .35         1.78         (.48)

Less Dividends from Net Investment Income..............     (.59)        (.66)         (.59)        (.61)        (.75)
                                                           -----------------------------------------------------------

Net Asset Value, End of Period.........................   $11.01       $10.72        $10.31       $10.55        $9.38
                                                           ===========================================================

Total Return...........................................     8.27%       10.39%         3.35%       19.07%       (4.53)%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $141,317      $94,322       $85,100      $50,079      $36,121
   Ratio of Expenses to Average Net Assets.............      .50%         .52%          .52%         .55%         .56%
   Ratio of Net Investment Income to Average Net Assets     6.15%        6.37%         6.46%        6.73%        7.05%
   Portfolio Turnover Rate.............................    11.0%         9.0%          8.4%         9.8%        23.2%

See accompanying notes.

GROWTH ACCOUNT(a)                                           1998         1997           1996         1995       1994(f)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $17.21       $13.79         $12.43       $10.10        $9.60
Income from Investment Operations:
   Net Investment Income...............................      .21          .18            .16          .17          .07
   Net Realized and Unrealized Gain (Loss)on Investments    3.45         3.53           1.39         2.42          .51
                                                            ----------------------------------------------------------

                       Total from Investment Operations     3.66         3.71           1.55         2.59          .58
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.21)        (.18)          (.16)        (.17)        (.08)
   Distributions from Capital Gains....................     (.20)        (.10)          (.03)        (.09)         --
   Excess Distributions from Capital Gains(e)..........     --           (.01)          --           --            --
                                                               -------------------------------------------------------

                      Total Dividends and Distributions     (.41)        (.29)          (.19)        (.26)        (.08)
                                                            ----------------------------------------------------------

Net Asset Value, End of Period.........................   $20.46       $17.21         $13.79       $12.43       $10.10
                                                           ===========================================================

Total Return...........................................    21.36%       26.96%         12.51%       25.62%        5.42%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,828     $168,160       $99,612      $42,708      $13,086
   Ratio of Expenses to Average Net Assets.............      .48%         .50%           .52%         .58%         .75%(d)
   Ratio of Net Investment Income to Average Net Assets     1.25%        1.34%          1.61%        2.08%        2.39%(d)
   Portfolio Turnover Rate.............................     9.0%        15.4%           2.0%         6.9%         0.9%(d)


INTERNATIONAL ACCOUNT(a)                                    1998         1997           1996         1995       1994(f)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $13.90       $13.02         $10.72        $9.56        $9.94
Income from Investment Operations:
   Net Investment Income...............................      .26          .23            .22          .19          .03
   Net Realized and Unrealized Gain (Loss)on Investments    1.11         1.35           2.46         1.16         (.33)
                                                             ----------------------------------------------------------

                       Total from Investment Operations     1.37         1.58           2.68         1.35         (.30)
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.25)        (.23)          (.22)        (.18)        (.05)
   Excess Distributions from Net Investment Income(e)..     --           --             --           --           (.02)
   Distributions from Capital Gains....................     (.51)        (.47)          (.16)        (.01)        (.01)
                                                            ----------------------------------------------------------

                      Total Dividends and Distributions     (.76)        (.70)          (.38)        (.19)        (.08)
                                                            ----------------------------------------------------------

Net Asset Value, End of Period.........................   $14.51       $13.90         $13.02       $10.72        $9.56
                                                           ===========================================================

Total Return...........................................     9.98%       12.24%         25.09%       14.17%       (3.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $153,588     $125,289       $71,682      $30,566      $13,746
   Ratio of Expenses to Average Net Assets.............      .77%         .87%           .90%         .95%        1.24%(d)
   Ratio of Net Investment Income to Average Net Assets     1.80%        1.92%          2.28%        2.26%        1.31%(d)
   Portfolio Turnover Rate.............................    33.9%        22.7%          12.5%        15.6%        14.4%(d)


INTERNATIONAL SMALLCAP ACCOUNT                              1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................     $9.97
Income from Investment Operations:
   Net Investment Income...............................       .01
   Net Realized and Unrealized Gain (Loss) on Investments    (.95)
                                                            -----

                       Total from Investment Operations      (.94)
Less Dividends from Net Investment Income..............      (.03)
                                                            -----

Net Asset Value, End of Period.........................     $9.00
                                                            =====

Total Return...........................................    (10.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $13,075
   Ratio of Expenses to Average Net Assets.............      1.34%(d)
   Ratio of Net Investment Income to Average Net Assets       .24%(d)
   Portfolio Turnover Rate.............................     60.3%(d)

See accompanying notes.


MICROCAP ACCOUNT                                            1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $10.04
Income from Investment Operations:
   Net Investment Income...............................       .03
   Net Realized and Unrealized Gain (Loss) on Investments   (1.86)
                                                           ------

                       Total from Investment Operations     (1.83)
Less Dividends from Net Investment Income..............      (.04)
                                                            -----

Net Asset Value, End of Period.........................     $8.17
                                                            =====

Total Return...........................................    (18.42)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $5,384
   Ratio of Expenses to Average Net Assets.............      1.38%(d)
   Ratio of Net Investment Income to Average Net Assets      0.57%(d)
   Portfolio Turnover Rate.............................     55.3%(d)


MIDCAP ACCOUNT(a)                                           1998         1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $35.47       $29.74        $25.33       $19.97       $20.79
Income from Investment Operations:
   Net Investment Income...............................      .22          .24           .22          .22          .14
   Net Realized and Unrealized Gain (Loss)on Investments     .94         6.48          5.07         5.57          .03
                                                            ---------------------------------------------------------

                       Total from Investment Operations     1.16         6.72          5.29         5.79          .17
Less Dividends and Distributions:
   Dividends from Net Investment Income................     (.22)        (.23)         (.22)        (.22)        (.14)
   Distributions from Capital Gains....................    (2.04)        (.76)         (.66)        (.21)        (.85)
                                                           -----------------------------------------------------------
                      Total Dividends and Distributions    (2.26)        (.99)         (.88)        (.43)        (.99)
                                                           -----------------------------------------------------------

Net Asset Value, End of Period.........................   $34.37       $35.47        $29.74       $25.33       $19.97
                                                           ===========================================================


Total Return...........................................     3.69%       22.75%        21.11%       29.01%         .78%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............  $259,470     $224,630      $137,161      $58,520      $23,912
   Ratio of Expenses to Average Net Assets.............      .62%         .64%          .66%         .70%         .74%
   Ratio of Net Investment Income to Average Net Assets      .63%         .79%         1.07%        1.23%        1.15%
   Portfolio Turnover Rate.............................    26.9%         7.8%          8.8%        13.1%        12.0%


MIDCAP GROWTH ACCOUNT                                       1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................     $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............      (.01)
   Net Realized and Unrealized Gain (Loss) on Investments    (.28)
                                                             -----
                       Total from Investment Operations      (.29)
Net Asset Value, End of Period                              $9.65
                                                            =====

Total Return...........................................     (3.40%)(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,534
   Ratio of Expenses to Average Net Assets.............      1.27%(d)
   Ratio of Net Investment Income to Average Net Assets      (.14)%(d)
   Portfolio Turnover Rate.............................     91.9%(d)


MONEY MARKET ACCOUNT(a)                                      1998         1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $1.000       $1.000        $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...............................      .051         .051          .049         .054         .037
   Net Realized and Unrealized  Gain (Loss) on Investments  --           --            --           --           --
                                                               -------------- ----------------------------------------

                       Total from Investment Operations      .051         .051          .049         .054         .037
Less Dividends from Net Investment Income..............     (.051)       (.051)        (.049)       (.054)       (.037)
                                                           -----------------------------------------------------------

Net Asset Value, End of Period.........................    $1.000       $1.000        $1.000       $1.000       $1.000
                                                           ===========================================================
Total Return                                                5.20%        5.04%         5.07%        5.59%        3.76%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $83,263      $47,315       $46,244      $32,670      $29,372
   Ratio of Expenses to Average Net Assets.............      .52%         .55%          .56%         .58%         .60%
   Ratio of Net Investment Income to Average Net Assets     5.06%        5.12%         5.00%        5.32%        3.81%


REAL ESTATE ACCOUNT                                         1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $10.01
Income from Investment Operations:
   Net Investment Income...............................       .32
   Net Realized and Unrealized  Gain (Loss) on Investments   (.97)
                                                            -----

                       Total from Investment Operations      (.65)
Less Dividends from Net Investment Income..............      (.29)
                                                             -----
Net Asset Value, End of Period.........................     $9.07
                                                            =====

Total Return...........................................     (6.56)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $10,909
   Ratio of Expenses to Average Net Assets.............      1.00%(d)
   Ratio of Net Investment Income to Average Net Assets      5.40%(d)
   Portfolio Turnover Rate.............................      5.6%(d)


See accompanying notes.


SMALLCAP ACCOUNT                                            1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................    $10.27
Income from Investment Operations:
   Net Investment Income...............................      --
   Net Realized and Unrealized  Gain (Loss) on Investments  (2.06)
                                                           ------
                       Total from Investment Operations     (2.06)
Net Asset Value, End of Period.........................     $8.21
                                                            =====

Total Return...........................................    (20.51)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $12,094
   Ratio of Expenses to Average Net Assets.............       .98%(d)
   Ratio of Net Investment Income to Average Net Assets      (.05)%(d)
   Portfolio Turnover Rate.............................     45.2%(d)


SMALLCAP GROWTH ACCOUNT                                     1998(g)
-----------------------                                     ----
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............      (.04)
   Net Realized and Unrealized  Gain (Loss) on Investments    .30
                                                              ---
                       Total from Investment Operations       .26

Net Asset Value, End of Period.........................    $10.10
                                                           ======

Total Return...........................................      2.96%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $8,463
   Ratio of Expenses to Average Net Assets.............      1.31%(d)
   Ratio of Net Investment Income to Average Net Assets      (.80)%(d)
   Portfolio Turnover Rate.............................    166.5%(d)


SMALLCAP VALUE ACCOUNT                                      1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................     $9.84
Income from Investment Operations:
   Net Investment Income...............................       .03
   Net Realized and Unrealized  Gain (Loss) on Investments  (1.50)
                                                           ------

                       Total from Investment Operations     (1.47)
Less Dividends from Net Investment Income..............      (.03)
                                                            -----

Net Asset Value, End of Period.........................     $8.34
                                                            =====

Total Return...........................................    (15.06)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $6,895
   Ratio of Expenses to Average Net Assets.............      1.56%(d)
   Ratio of Net Investment Income to Average Net Assets       .73%(d)
   Portfolio Turnover Rate.............................     53.4%(d)


UTILITIES ACCOUNT                                           1998(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................     $9.61
Income from Investment Operations:
   Net Investment Income...............................       .15
   Net Realized and Unrealized  Gain (Loss) on Investments   1.35
                                                             ----

                       Total from Investment Operations      1.50
Less Dividends from Net Investment Income..............      (.18)
                                                            -----
Net Asset Value, End of Period.........................    $10.93
                                                           ======
Total Return...........................................     15.36%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............   $18,298
   Ratio of Expenses to Average Net Assets.............       .69%(d)
   Ratio of Net Investment Income to Average Net Assets      2.93%(d)
   Portfolio Turnover Rate.............................      9.5%(d)


Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

       Former Fund Name                               Current Account Name
--------------------------------------------------------------------------------
 Principal Aggressive Growth Fund, Inc.            Aggressive Growth Account
 Principal Asset Allocation Fund, Inc.             Asset Allocation Account
 Principal Balanced Fund, Inc.                     Balanced Account
 Principal Bond Fund, Inc.                         Bond Account
 Principal Capital Accumulation Fund, Inc.         Capital Value Account
 Principal Government Securities Fund, Inc.        Government Securities Account
 Principal Growth Fund, Inc.                       Growth Account
 Principal High Yield Fund, Inc.                   High Yield Account
 Principal World Fund, Inc.                        International Account
 Principal Emerging Growth Fund, Inc.              MidCap Account
 Principal Money Market Fund, Inc.                 Money Market Account

(b) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Aggressive Growth Account and $.01 per share for the Asset Allocation Account for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Aggressive Growth Account and the Asset Allocation Account incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(f) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for the Growth Account and $.04 per share for the International Account for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. Additionally, the Growth Account and the International Account incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each account prior to the initial public offering of account shares.

(g) Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                          Date                Net          Per Share Realized
                                       Operations         Investment         and Unrealized
            Account                    Commenced           Income           Gains (Losses)
International SmallCap Account      April 16, 1998           $.02               $(.05)
MicroCap Account                     April 9, 1998            .01                 .03
MidCap Growth Account               April 23, 1998            .01                (.07)
Real Estate Account                 April 23, 1998            .01                  --
SmallCap Account                     April 9, 1998            --                  .27
SmallCap Growth Account              April 2, 1998            --                 (.16)
SmallCap Value Account              April 16, 1998            .01                (.17)
Utilities Account                    April 2, 1998            .04                (.43)


Additional information about the Fund is available in the Statement of Additional Information dated ____________ and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


           Principal Variable Contracts Fund, Inc. SEC File 811-01944





                                     Part B


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION



                                dated May 1, 1999




       This Statement of Additional Information is not a prospectus but is a part of the prospectus for the Fund. The most recent Fund prospectus, dated May 1, 1999, and shareholder report are available without charge. Please call 1-800-247-4123 to request a copy.




                     Principal Variable Contracts Fund, Inc.
                          The Principal Financial Group
                           Des Moines, Iowa 50392-0200
                            Telephone: 1-800-247-4123











                                TABLE OF CONTENTS


Investment Policies and Restrictions of the Accounts.....................
     Growth-Oriented Accounts............................................
     Income-Oriented Accounts............................................
     Money Market Account................................................

Account Investments......................................................

Directors and Officers of the Fund.......................................

Manager and Sub-Advisors.................................................

Cost of Manager's Service................................................

Brokerage on Purchases and Sales of Securities...........................

Determination of Net Asset Value of Account Shares.......................

Performance Calculation..................................................

Tax Status...............................................................

General Information and History..........................................

Financial Statements.....................................................

Appendix A...............................................................

INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

The following information is about the Principal Variable Contracts Fund, Inc. which is an incorporated, diversified, open-end management investment company, commonly called a mutual fund. It supplements the information provided in the Prospectus under the caption CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS. The Fund offers multiple Accounts.

There are three categories of Accounts: Growth-Oriented Accounts, which include Accounts seeking:
o primarily capital appreciation through investments in equity securities (Aggressive Growth, Blue Chip, Capital Value, Growth, LargeCap Growth, MicroCap, MidCap, MidCap Growth, MidCap Value, SmallCap, SmallCap Growth and SmallCap Value);
o total investment return including both capital appreciation and income through investments in equity and debt securities (Asset Allocation and Balanced);
o long-term growth of capital primarily through investments in equity securities of corporations located outside of the U.S. (International and International SmallCap);
o long-term growth of income and capital through investment in equity securities of real estate companies (Real Estate);
o to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (Stock Index 500); and
o    current  income  and  long-term   growth  of  income  and  capital  through
     investment in equity and fixed-income securities of public utilities companies (Utilities).

Income-Oriented Accounts, which include Accounts seeking primarily a high level of income through investments in debt securities (Bond, Government Securities and High Yield).

Money Market Account, which seeks primarily a high level of income through investments in short-term debt securities.

In seeking to achieve its investment objective, each Account has adopted as matters of fundamental policy certain investment restrictions which cannot be changed without approval by the holders of the lesser of:
o 67% of the Account's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or
o    more than 50% of the outstanding shares of the Account.

Similar shareholder approval is required to change the investment objective of each of the Accounts. The following discussion provides for each Account:
o    a statement of its investment objective;
o a description of its investment restrictions that are matters of fundamental policy; and
o a description of any investment restrictions it may have adopted that are not matters of fundamental policy and may be changed without shareholder approval.

For purposes of the investment restrictions, all percentage and rating limitations apply at the time of acquisition of a security. Any subsequent change in any applicable percentage resulting from market fluctuations or in a rating by a rating service does not require elimination of any security from the portfolio. Unless specifically identified as a matter of fundamental policy, each investment policy discussed in the Prospectus or the Statement of Additional Information is not fundamental and may be changed by the Fund's Board of Directors.

GROWTH-ORIENTED ACCOUNTS

Investment Objectives

o Aggressive Growth Account seeks to provide long-term capital appreciation by investing primarily in growth oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.
o Asset Allocation Account seeks to generate a total investment return consistent with the preservation of capital.
o Balanced Account seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.
o Blue Chip Account seeks to achieve growth of capital and income. The Account attempts to achieve its objective by investing primarily in common stocks of well capitalized, established companies.
o Capital Value Account seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Account may invest in other securities.
o Growth Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.
o International Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.
o International SmallCap Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.
o LargeCap Growth seeks long-term growth of capital. The Account attempts to achieve its objective by investing primarily in growth stocks of companies with market capitalizations over $10 billion measured at the time of investment.
o MicroCap Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in value and growth oriented companies with small market capitalizations, generally less than $700 million.
o MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.
o MidCap Growth Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of companies with market capitalizations in the $1 billion to $10 billion range.
o MidCap Value seeks long-term growth of capital. The Account attempts to achieve its objective by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.
o Real Estate Account seeks to generate a high total return The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.
o SmallCap Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.
o SmallCap Growth Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.
o SmallCap Value Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small companies with value characteristics and market capitalizations of less than $1 billion.
o Stock Index 500 seeks long-term growth of capital. The Account attempts to mirror the investment results of the Standard & Poor's 500 Stock Index.
o Utilities Account seeks to provide current income and long-term growth of income and capital. The Account will attempt to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Investment Restrictions

Aggressive Growth Account, Asset Allocation Account, Balanced Account, Growth Account, International Account and MidCap Account.

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Aggressive Growth, Asset Allocation, Balanced, Growth, International and MidCap Accounts each may not:

         (1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (3)  Invest in commodities or commodity contracts,  but it may purchase
              and  sell  financial   futures   contracts  and  options  on  such
              contracts.

         (4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

         (6) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) except that this limitation shall apply only with respect to 75% of the total assets of the Aggressive Growth Account, Asset Allocation Account, Growth Account and International Account; or purchase more than 10% of the outstanding voting securities of any one issuer.

         (8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (9)  Concentrate  its   investments  in  any  particular   industry  or
              industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

         (10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (11) Invest in interests in oil, gas or other  mineral  exploration  or
              development   programs,   although   the  Account  may  invest  in
              securities of issuers that invest in or sponsor such programs.


Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the
               Over-the-Counter market are included as part of this 15% limitation.

         (2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

         (3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

         (4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (5) Invest in companies for the purpose of exercising control or management.

         (6) Invest more than 10% (25% for the Aggressive Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the International Account or the Asset Allocation Account.

         (7) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

         (8) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (9)   Invest in arbitrage transactions.

         (10)  Invest in real estate limited partnership interests.

The  Balanced  and  MidCap   Accounts  each  have  also  adopted  the  following
restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each such Account's present policy to:

         (1) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.


The Aggressive Growth, Asset Allocation, Growth and International Accounts have also adopted the following restriction that is not a fundamental policy and may be changed without shareholder approval. It is contrary to each such Account's present policy to:

         (1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization, and the Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Capital Value Account

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Capital Value Account may not:

          (1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

         (2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except U.S. Government securities).

          (3) Purchase the securities of any issuer if the purchase will cause more than 10% of the voting securities, or any other class of securities of the issuer, to be held by the Account.

         (4) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

         (6) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

          (7) Engage in the purchase and sale of commodities or commodity contracts.

         (8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options.

          (10) Invest in companies for the purpose of exercising control or management.

         (11) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

          (12)Invest more than 20% of its total assets in securities of foreign issuers.

         In addition:

          (13)TheAccount   may  make  loans  through  the  purchase  in  private
               offerings of debentures or other evidences of indebtedness of types customarily purchased by institutional investors.

          (14)TheAccount does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of (i) 5% of the value of the Account's assets, less liabilities other than such borrowings, or (ii) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost.

          (15)It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

         (1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

          (2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

              Investment Restrictions


International SmallCap Account, MicroCap Account, MidCap Growth Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account.

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities Accounts each may not:


         (1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

          (3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (4) Borrow money, except it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law. In addition, the MicroCap Account may engage in transactions in mortgage dollar rolls which are accounted for as financings.

         (5) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

         (7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


          (8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.


The Real Estate Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Utilities Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, United States government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

          (9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

     Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

          (1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.

          (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

          (3) Invest in companies for the purpose of exercising control or management.


          (4) Invest more than 25% (20% for each of the SmallCap and Utilities Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.


          (5) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.


          (6) Invest in real estate limited partnership interests or real estate investment trusts except that this restriction shall not apply to either the MicroCap or Real Estate Accounts.


          (7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.


Blue Chip Account, LargeCap Growth Account, MidCap Value Account and Stock Index 500 Account

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Blue Chip, Large Cap Growth, MidCap Value and Stock Index 500 Accounts each may not:


         (1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


         (2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.


          (3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.


         (4) Borrow money, except it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law.

         (5) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.


         (6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

         (7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


         (8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the Stock Index 500 Account except to the extent that the Standard & Poor's 500 Stock Index also is so concentrated.


          (9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

     Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

          (1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.

         (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

          (3) Invest in companies for the purpose of exercising control or management.


          (4) Invest more than 25% (20% for the Blue Chip Account, 10% for the Stock Index 500 Account) of its total assets in securities of foreign issuers.

         (5) enter into (i) any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC")
                regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of an Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         (6) Invest in real estate limited partnership interests or real estate investment trusts except that this restriction shall not apply to the LargeCap Growth Account.


         (7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.



INCOME-ORIENTED ACCOUNTS

Investment Objectives

Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Government Securities Account seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest; Account shares are not guaranteed by the United States Government. There are certain risks unique to GNMA Certificates.

High Yield Account seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Investment Restrictions

Bond Account and High Yield Account

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Bond Account and High Yield Account each may not:

          (1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

          (2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

          (3)  Invest in commodities or commodity contracts, but it may purchase
               and  sell  financial   futures  contracts  and  options  on  such
               contracts.

          (4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account and High Yield Account may borrow only from banks.

          (6) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

          (7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities); or purchase more than 10% of the outstanding voting securities of any one issuer.

          (8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          (9) Concentrate its investments in any particular industry or industries, except that the Bond Account and High Yield Account each may invest not more than 25% of the value of its total assets in a single industry.

          (10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

          (11)  Invest in interests in oil, gas or other mineral  exploration or
                development  programs,   although  the  Account  may  invest  in
                securities of issuers which invest in or sponsor such programs.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.

          (2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

         (3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

         (4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.

         (5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

          (6) Invest in companies for the purpose of exercising control or management.

          (7) Invest more than 20% of its total assets in securities of foreign issuers.

         (8) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

          (9) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (10) Invest in arbitrage transactions.

         (11) Invest in real estate limited partnership interests.

Government Securities Account

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Government Securities Account may not:

         (1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of (a) purchasing any securities on a standby, when-issued or delayed delivery basis; or (b) borrowing money in accordance with restrictions described below.

         (2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

         (3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

         (4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

         (5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

          (7) Invest in companies for the purpose of exercising control or management.

         (8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

          (9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

         (10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

         (11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

          (12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

The Government Securities Account has also adopted the following restrictions that are not a fundamental policy and may be changed without shareholder approval. It is contrary to the Government Securities Account's present policy to:

         (1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on future contracts are not deemed to be pledges or other encumbrances.

         (2) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

MONEY MARKET ACCOUNT

Investment Objective

Money Market Account seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and
maintenance   of   liquidity  by  investing  in  a  portfolio  of  money  market instruments.

Investment Restrictions

Money Market Account

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Money Market Account may not:

         (1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S.
                banks and savings institutions. (See "Bank Obligations").

         (2) Purchase the securities of any issuer if the purchase will cause more than 25% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         (3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         (4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

         (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         (6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

         (7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

         (8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

          (10) Invest in companies for the purpose of exercising control or management.

         (11) Make loans to others except through the purchase of debt obligations in which the Account is authorized to invest and by entering into repurchase agreements (see "Account Investments").

         (12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of (i) 5% of the value of the Account's assets, or (ii) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

         (13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

         (14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

The Money Market Account has also adopted the following restriction that is not a fundamental policy and may be changed without shareholder approval. It is contrary to the Money Market Account's present policy to: invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

ACCOUNTS' INVESTMENTS

The following information supplements the discussion of the Accounts" investment objectives and policies in the Prospectus under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS."

Fundamental Analysis

Selections of equity securities for the Accounts, except the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth , MidCap Value and SmallCap Value Accounts, are made based upon an approach described broadly as that of fundamental analysis.
Three basic steps are involved in this analysis.
o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are then evaluated in relation to the current price of the securities of each company.
This analysis process is often referred to as "top-down" fundamental analysis.

In selecting equity securities for the SmallCap Growth Account, these same three basic steps are followed, but in the reverse order. This process is often referred to as "bottom-up" fundamental analysis. The Sub-Advisor primarily uses a bottom-up approach in selecting securities for the MidCap Value Account, although a limited top-down analysis will be used as well.

The LargeCap Growth Account uses a bottom-up approach in building its portfolio that seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

Restricted Securities


Each of the Accounts (except Government Securities and Money Market) has adopted investment restrictions that limit its investments in illiquid securities to 15% of its assets. The Board of Directors of each of the Growth-Oriented and Income-Oriented Accounts has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from this limit when applying the preceding investment restrictions.


Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities

Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
       o     International and International SmallCap Accounts - 100%;
       o Aggressive Growth, LargeCap Growth, MicroCap, Real Estate and SmallCap Growth Accounts - 25%;
       o     Bond, Capital Value, High Yield, SmallCap and Utilities
               Accounts - 20%.
       o Balanced, Growth, MidCap, MidCap Growth, MidCap Value, SmallCap Value and Stock Index 500 Accounts - 10%.
       o The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Accounts that set forth the steps to be followed by the Manager and/or Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. Oversight of this process is provided by the Executive Committee of the Board of Directors.


Securities of Smaller Companies

The International SmallCap, LargeCap Growth, MicroCap, MidCap, MidCap Growth, MidCap Value, SmallCap, SmallCap Growth, SmallCap Value and Stock Index 500 Accounts invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
Each of the Accounts (except Government Securities Account) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

Each of the Accounts (except the Capital Value and Money Market Accounts) may engage in the practices described under this heading. In the following discussion, the terms "the Account," "each Account" or "the Accounts" refer to each of the Accounts that may engage in these transactions.

Spread Transactions
Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Accounts' policy limiting the pledging or mortgaging of assets.

Options on Securities and Securities Indices

Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash, U.S. Government securities or other liquid securities with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation, before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it ultimately intends to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

Risks Associated with Options Transactions. An options position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

Futures Contracts and Options on Futures

Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities that the Account plans to purchase. An Account may also purchase and sell futures contracts and related options to maintain cash reserves while stimulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When a futures contract is purchased or sold, a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or U.S. Government securities (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the
Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.

Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account seeks to establish more accurately than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

Options on Futures. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the Manager and Sub-Advisor's ability to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates that would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Limitations on the Use of Futures and Options on Futures. Each Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.


The Accounts are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon which have been established by the CFTC. In particular, an Account is excluded from registration as a "commodity pool operator" if it complies with Rule 4.5 adopted by the CFTC. This Rule does not limit the percentage of an Account's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule each Account must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Account's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

The Accounts may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and to a limited extent to enhance returns. Each Account determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


When an Account purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

Forward Foreign Currency Exchange Contracts
The Accounts (except the Government Securities and Money Market Accounts) may, but are not obligated to, enter into forward foreign currency exchange contracts with securities dealers, financial institutions or other parties deemed credit worthy by the Account's Sub-Advisor to hedge the value of portfolio securities denominated in or exposed to foreign currencies. MidCap Value can also engage in foreign currency exchange transactions on a spot basis. Currency transactions include forward currency contracts, exchange listed currency futures contracts and options thereon, and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a specified future date at a price set at the time of the contract.


The Accounts enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relative new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Repurchase Agreements
All of the Accounts may invest in repurchase agreements. None of the Accounts may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Account, amount to more than 15% of its total assets. The MicroCap Account (together with other registered investment companies having management agreements with Goldman or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The LargeCap Growth Account (together with other registered investment companies having management agreements with Janus or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. Repurchase agreements typically involve the acquisition by the Account of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Account's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Accounts follows procedures established by the Board of Directors that are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions that the Account's Manager or Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. In seeking to liquidate the collateral, an Account may be delayed in or prevented from exercising its rights and may incur certain costs. Further, to the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Account could suffer a loss.


Lending of Portfolio Securities


All of the Accounts may lend their portfolio securities. None of the Accounts intends to lend its portfolio securities if, as a result, the aggregate of such loans made by the Account would exceed 33 1/3% of its total assets. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or government securities equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day in a segregated account. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, or may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not vote securities that have been loaned, but it will call a loan of securities in anticipation of an important vote.


When-Issued and Delayed Delivery Securities


Each of the Accounts may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Account only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, an Account may sell the securities before the settlement date, if such action is deemed advisable. At the time an Account commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Account also establishes a segregated account with its custodian bank in which it maintains cash or liquid assets equal in value to the Account's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on an Account's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Account may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of an Account's total assets that may be committed to transactions in such agreements.

Industry Concentrations
Each of the Accounts, except the Real Estate and Utilities Accounts, may not concentrate its investments in any particular industry. The Stock Index 500
Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Stock Index is concentrated. For purposes of applying the SmallCap Growth Account's industry concentration restriction, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co, Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."


Money Market Instruments

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. The types of instruments that the Account purchases are described below.

             (1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

             (2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

                    o U.S. agency obligations include, but are not limited to, the Bank for co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.
                    o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

             Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

             (3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Manager's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

             Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager to be minimal. The Account considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. The Account invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

             A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Account occasionally invests in certificates of deposit that are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

             (4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

             (5) Short-term Corporate Debt -- Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.

             (6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "FUND INVESTMENTS - Repurchase Agreements.")

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager further evaluates these securities.

Portfolio Turnover

Portfolio turnover normally differs for each Account, varies from year to year (as well as within a year) and is affected by portfolio sales necessary to meet cash requirements for redemptions of Account shares. This requirement may in some  cases  limit  the  ability  of an  Account  to  effect  certain  portfolio transactions. The portfolio turnover rate for an Account is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses that are paid by the Account.

No portfolio turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. The portfolio turnover rates for each of the other Accounts for its most recent and immediately preceding fiscal periods were as follows (annualized when reporting period is less than one year):

Aggressive  Growth - 155.6%  and  172.6%
Asset  Allocation  - 162.7% and 131.6%
Balanced - 24.2% and 69.7%
Bond - 26.7% and 7.3%
Capital Value - 22.0% and 23.4%
Government  Securities  - 11.0% and 9.0%
Growth - 9.0% and 15.4%
High  Yield - 87.8% and 32.0%
International - 33.9% and 22.7%
International  SmallCap - 60.3%
MicroCap - 55.3%
MidCap - 26.9% and 7.8%
MidCap  Growth - 91.9%
Real  Estate - 4.4%
SmallCap - 45.2%
SmallCap  Growth - 166.5%
SmallCap Value - 53.4%
Utilities - 9.5%

Fund History


Organization and Share Ownership: Effective January 1, 1998, certain Funds sponsored by Principal Life Insurance Company were reorganized into a series of the Principal Variable Contracts Fund, Inc., a corporation incorporated in the State of Maryland on May 27, 1997. Each of the Accounts of the new series adopted the assets and liabilities of the corresponding Fund. Those Funds were incorporated in the state of Maryland on the following dates: Aggressive Growth Fund - August 20, 1993; Asset Allocation Fund - August 20, 1993; Balanced Fund - November 26, 1986; Bond Fund - November 26, 1986; Capital Accumulation Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Emerging Growth Fund - February 20, 1987; Government Securities Fund - June 7, 1985; Growth Fund - August 20, 1993; Money Market Fund - June 10, 1982; and World Fund August 20, 1993. The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 13, 1998 to reflect the addition of the following new Accounts: International SmallCap; MicroCap; MidCap Growth; Real Estate; SmallCap; SmallCap Growth; SmallCap Value; and Utilities. The Articles of Incorporation were also amended on February 1, 1999 to reflect the addition of the Blue Chip, LargeCap Growth, MidCap Value and Stock Index 500 Accounts. Principal Life Insurance Company owns 100% of each Account's outstanding shares.


MANAGEMENT OF THE FUND

Board of Directors

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers.

The current Directors and Officers are shown below. Each person also has the same position with other mutual funds that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.

* John E. Aschenbrenner, 49, Director. Senior Vice President, Principal Life Insurance Company since 1996; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

@ James D. Davis, 64, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.


*# Ralph C. Eucher, 46, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and Executive Vice President, Princor Financial Services Corporation and Director and President, Principal Management Corporation.


     Pamela A. Ferguson, 55, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

* Dennis P. Francis, 55, Director. Senior Vice President, Principal Life Insurance Company since 1998; Vice President - Commercial Real Estate 1990-1998.

@    Richard W. Gilbert, 58, Director. 1357 Asbury Avenue,  Winnetka,  Illinois.
     President,   Gilbert  Communications,   Inc.  since  1993.  Prior  thereto,
     President and Publisher, Pioneer Press.

*# J. Barry Griswell, 49, Director and Chairman of the Board. President, Principal Life Insurance Company since 1998; Executive Vice President, 1996-1998; Senior Vice President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.


     Barbara A. Lukavsky, 58, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

@# Richard G. Peebler, 69, Director. 1916 79th Street, Des Moines, Iowa. Dean and Professor Emeritus, Drake University, College of Business and Public Administration, since 1996. Prior thereto, Professor, Drake University, College of Business and Public Administration.

* Craig L. Bassett, 46, Treasurer. Second Vice President and Treasurer, Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Michael J. Beer , 38, Financial Officer. Senior Vice President and Chief Operating Officer, Princor Financial Services Corporation and Principal Management Corporation, since 1997. Prior thereto, Vice President and Chief Operating Officer, 1995-1997. Prior thereto, Financial Officer.

     Michael  W.  Cumings,  47,  Assistant  Counsel.  Counsel,   Principal  Life
     Insurance Company since 1989.

* Arthur S. Filean, 60, Vice President and Secretary. Vice President, Princor Financial Services Corporation, since 1990. Vice President, Principal Management Corporation, since 1996.

* Ernest H. Gillum, 43, Assistant Secretary. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 1998. Prior thereto, Assistant Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.

     Jane E. Karli, 41, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

* Michael D. Roughton, 47, Counsel. Counsel, Principal Life Insurance Company since 1994. Prior thereto, Assistant Counsel. Counsel, Invista Capital Management, Inc., Princor Financial Services Corporation, Principal Investors Corporation and Principal Management Corporation.

     * Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.
     @   Member of Audit and Nominating Committee
     # Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

                               COMPENSATION TABLE
                       fiscal year ended December 31, 1998

                          Compensation from          Compensation from
   Director                    the Fund                Fund Complex*

James D. Davis                 $24,225                  $53,375
Pamela A. Ferguson             $22,800                  $46,250
Richard W. Gilbert             $24,225                  $51,525
Barbara A. Lukavsky            $24,225                  $50,675
Richard G. Peebler**           $24,600                  $48,900

The Fund did not provide retirement benefits for any of the directors.

* Total compensation from the 20 investment companies included in the fund complex for the fiscal year ended December 31, 1998.

** Richard Peebler received $1,800 from the Fund due to his participation in the executive committee.

MANAGER AND SUB-ADVISORS


The Manager of each of the Accounts is Principal Management Corporation (the "Manager"), a wholly-owned subsidiary of Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the state of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.


The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.

Accounts: Balanced,  Blue Chip, Capital Value,  Government  Securities,  Growth,
     International, International SmallCap, MidCap, SmallCap, Stock Index 500 and Utilities
Sub-Advisor: Invista Capital Management, LLC ("Invista"). Invista, an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life Insurance Company. Assets under management as of December 31, 1998 were approximately $31 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Accounts: Aggressive Growth and Asset Allocation
Sub-Advisor:  Morgan Stanley Asset  Management  Inc.("Morgan  Stanley").  Morgan
     Stanley, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 1998, Morgan Stanley managed investments totaling approximately $163.4 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


Account: LargeCap Growth
Sub-Advisor: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver CO
     80206-4928, was formed in 1970. Kansas City Southern Industries, Inc. owns approximately 82% of the outstanding voting stock of Janus, most of which it acquired in 1984. As of February 1, 1999, Janus managed or administered over $120 billion in assets.


Account: MicroCap
Sub-Advisor: Goldman Sachs Asset Management ("Goldman"), One New York Plaza, New
     York, NY 10004, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios and global fixed-income portfolios, commodity and currency products, and money market mutual funds. As of December 31, 1998, Goldman, together with its affiliates managed assets in excess of $195 billion.


Account: MidCap Growth
Sub-Advisor: The Dreyfus Corporation  ("Dreyfus").,  located at 200 Park Avenue,
     New York, New York 10166, was formed in 1947. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1998, The Dreyfus Corporation managed or administered approximately $118.5 billion in assets for approximately 1.7 million investor accounts nationwide.

Account: MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman LLC. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $49 billion in total assets (as of September 30, 1998) and continue an asset management history that began in 1939.

Account: SmallCap Growth
Sub-Advisor:  Berger  Associates,  Inc.  ("Berger").  Berger's  address  is  210
     University Boulevard, Suite 900, Denver, CO 80206. It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 1998 were approximately $3.4 billion.

Account: SmallCap Value
Sub-Advisor: J.P. Morgan Investment Management, Inc. ("J.P. Morgan Investment").
     J.P. Morgan Investment, with principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through J.P. Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1998, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $300 billion.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or a Sub-Advisor is named below, together with the capacities in which such person is affiliated:

                                                 Office Held With                        Office Held With
          Name                                     The Fund                             The Manager/Invista

     John E. Aschenbrenner                       Director                               Director (Manager)
     Craig Bassett                               Treasurer                              Treasurer (Manager)
     Michael J. Beer                             Financial Officer                      Executive Vice President
                                                                                        & Chief Operating Officer (Manager)
     Ralph C. Eucher                             Director and                           Director and President
                                                  President                              (Manager)
     Arthur S. Filean                            Vice President and Secretary           Vice President      (Manager)
     Dennis P. Francis                           Director                               Director and Chairman of
                                                                                         the Board (Invista)
     Ernest H. Gillum                            Assistant Secretary                    Vice President, Compliance and
                                                                                         Product Development (Manager)
     J. Barry Griswell                           Director and Chairman                  Director and Chairman of
                                                  of the Board                           the Board (Manager)
     Michael D. Roughton                         Counsel                                Counsel (Manager;    Invista)



COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                           Net Asset Value of Account

                                               First            Next              Next             Next
            Account                        $250 million     $250 million      $250 million     $250 million       Thereafter
            ---------------                ------------     ------------      ------------     -----------------------------

Blue Chip                                       0.60%            0.55%             0.50%            0.45%             0.40%
LargeCap Growth                                 1.10             1.05              1.00             0.95              0.90
MidCap Value                                    1.05             1.00              0.95             0.90              0.85
            Overall Fee
Stock Index 500                                 0.35%


                                                 First             Next             Next              Next             Over
            Account                          $100 million      $100 million     $100 million      $100 million     $400 million
            -------                          ------------      ------------     ------------      ------------     ------------

Aggressive Growth and
  Asset Allocation                              0.80%            0.75%             0.70%            0.65%             0.60%
Balanced, High Yield and Utilities              0.60             0.55              0.50             0.45              0.40
International                                   0.75             0.70              0.65             0.60              0.55
International SmallCap                          1.20             1.15              1.10             1.05              1.00
MicroCap and SmallCap Growth                    1.00             0.95              0.90             0.85              0.80
MidCap                                          0.65             0.60              0.55             0.50              0.45
MidCap Growth and Real Estate                   0.90             0.85              0.80             0.75              0.70
Small Cap                                       0.85             0.80              0.75             0.70              0.65
Small Cap Value                                 1.10             1.05              1.00             0.95              0.90
All Other                                       0.50             0.45              0.40             0.35              0.30


                                                             Management Fee
                                   Net Assets as of          For Year Ended
         Account                   December 31, 1998        December 31, 1998
         -------                   -----------------        -----------------
   Aggressive Growth                  $224,058,066                0.77%
   Asset Allocation                     84,089,285                0.80
   Balanced                            198,603,294                0.57
   Bond                                121,972,775                0.49
   Capital Value                       385,723,793                0.43
   Government Securities               141,317,226                0.49
   Growth                              259,827,613                0.47
   High Yield                           14,042,632                0.60
   International                       153,587,915                0.73
   International SmallCap               13,075,152                1.20
   MicroCap                              5,383,599                1.00
   MidCap                              259,470,208                0.61
   MidCap Growth                         8,533,511                0.90
   Money Market                         83,262,822                0.50
   Real Estate                          10,908,756                0.90
   SmallCap                             12,094,305                0.85
   SmallCap Growth                       8,462,628                1.00
   SmallCap Value                        6,895,386                1.10
   Utilities                            18,298,074                0.60

Under a Sub-Advisory Agreement between Invista and the Manager, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced, Blue Chip, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500 and Utilities Accounts. The Manager compensates Invista for its sub-advisory services as provided in the Sub-Advisory Agreement. The Manager may periodically reallocate management fees between itself and Invista.


Under a Sub-Advisory Agreement between Morgan Stanley and the Manager, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Aggressive Growth and Asset Allocation Accounts. The Manager pays Morgan Stanley a fee that is accrued daily and payable monthly. The fee is based on the net asset value of each Account as follows: first $40 million of net assets - the fee is 0.45%; next $160 million - 0.30%; next $100 million - 0.25%; and net assets over $300 million - 0.20%. Invest in real estate limited partnership interests except that this restriction shall not apply to either the MicroCap or Real Estate Accounts.


Under a Sub-Advisory Agreement between Berger and the Manager, Berger performs all the investment advisory responsibilities of the Manager under the Management Agreement for the SmallCap Growth Account. The Manager pays Berger a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $100 million of net assets - the fee is 0.50%; next $200 million - 0.45%; and net assets over $300 million - 0.40%.

Under a Sub-Advisory Agreement between Dreyfus and the Manager, Dreyfus performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Growth Account. The Manager pays Dreyfus a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.40%; and net assets over $50 million - 0.35%.


Under a Sub-Advisory Agreement between Goldman and the Manager, Goldman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MicroCap Account. The Manager pays Goldman a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.50%; next $150 million - 0.45%; and net assets over $200 million - 0.40%.


Under a Sub-Advisory Agreement between Janus Capital and the Manager, Janus performs all the investment advisory responsibilities of the Manager under the Management Agreement for the LargeCap Growth Account. The Manager pays Janus a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $250 million of net assets - the fee is 1.10%; next $250 million - 1.05%; next $250 million - 1.00%; next $250 million - 0.95%; and thereafter - 0.90%.

Under a Sub-Advisory Agreement between J.P. Morgan Investment and the Manager, J.P. Morgan Investment performs all the investment advisory responsibilities of the Manager under the Management Agreement for the SmallCap Value Account. The Manager pays J.P. Morgan Investment a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.60%; next $250 million - 0.55%; and net assets over $300 million - 0.50%.

Under a Sub-Advisory Agreement between Neuberger Berman Management Inc. and the Manager, Neuberger Berman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Value Account. The Manager pays Neuberger Berman a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $250 million of net assets - the fee is 1.05%; next $250 million - 1.00%; next $250 million - 0.95%; next $250 million - 0.90%; and thereafter - 0.85%.

Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission and state regulatory agencies; office space, facilities and costs of keeping the books of the Fund; compensation of personnel and officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemption. However, some or all of these expenses may be assumed by Principal Life Insurance Company and some or all of the administrative duties and services may be delegated by the Manager to Principal Life Insurance Company or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows:

                           Management Fees For Year Ended December 31,
                               1998            1997             1996
 Aggressive Growth          $1,436,590        $907,800        $491,699
 Asset Allocation              650,963         566,727         425,427
 Balanced                      958,526         665,902         420,010
 Bond                          488,898         358,818         260,242
 Capital Value               1,480,275       1,124,855         816,437
 Government Securities         576,926         426,977         360,968
 Growth                        989,512         650,659         357,833
 High Yield                     87,806          87,845          75,111
 International               1,045,627         768,332         376,123
 International SmallCap         94,388
 MicroCap                       36,591
 MidCap                      1,504,567       1,145,372         606,697
 MidCap Growth                  36,858
 Money Market                  306,233         224,424         208,822
 Real Estate                    64,493
 SmallCap                       60,975
 SmallCap Growth                42,319
 SmallCap Value                 42,234
 Utilities                      56,185


The Management Fees shown above include the fee paid to the Account's Sub-Advisor, if any. Fees paid to each Sub-Advisor for the most recent and immediately preceding fiscal periods were as follows: Aggressive Growth Account $534,127, $403,710 and $243,337; Asset Allocation Account $375,391, $272,596 and
$219,613; Balanced Account $154,678, $65,013 and 35,655; Capital Value Account $189,590, $138,908 and $76,181; Government Securities Account $30,334, $23,421
and $12,845; Growth Account $111,780, $84,191 and $46,173; International Account $68,263, $91,476 and $50,168; International SmallCap Account $21,431; MidCap Account $134,225, $112,374 and $61,629; SmallCap Account $16,533; and Utilities Account $7,405.

Note: The Manager voluntarily waived a portion of its fee for the MicroCap Account. It intends to continue the waiver and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 1.06%.

Note: The Manager voluntarily waived a portion of its fee for the MidCap Growth Account. It intends to continue the waiver and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 0.96%.

Note: The Manager voluntarily waived a portion of its fee for the SmallCap Growth Account. It intends to continue the waiver and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 1.06%.

Note: The Manager voluntarily waived a portion of its fee for the SmallCap Value Account. It intends to continue the waiver and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 1.16%.

Note: The Manager intends to waive a portion of its fee for the LargeCap Growth Account and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 1.20%.

Note: The Manager intends to waive a portion of its fee for the MidCap Value Account and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 1.20%.

Note: The Manager intends to waive a portion of its fee for the Stock Index 500 Account and, if necessary, pay expenses normally payable by the Account through December 31, 1999 in an amount that will maintain total operating expenses at a level that will not exceed 0.40%.

The Management Agreement and Investment Service Agreement under which Principal Capital Management, a subsidiary of Principal Life Insurance Company, has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts were last approved by the Fund's Board of Directors on September 14, 1998. The Sub-Advisory Agreements between the Manager and Berger, the Manager and Dreyfus, the Manager and Goldman, the Manager and Invista the Manager and J.P. Morgan Investment, and the Manager and Morgan Stanley were also approved by the Fund's Board of Directors on September 14, 1998.


The Second Amendment to the Management Agreement, the Second Amendment to the Sub-Advisory Agreement between Principal Management and Invista (adding the Blue Chip and Stock Index 500 Accounts), the Sub-Advisory Agreement between Principal Management and Janus and the Sub-Advisory Agreement between Principal Management and Neuberger Berman were approved by the Fund's Board of Directors on December 14, 1998.

Each of these agreements provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries, the Fund and


     1) in the case of the Sub-Advisory Agreement for each of the Balanced, Blue Chip, Capital Value, Government Securities, Growth, International, International SmallCap, MidCap, SmallCap, Stock Index 500, and Utilities Accounts, Invista;
     2) in the case of the Sub-Advisory Agreement for each of Aggressive Growth and Asset Allocation, Morgan Stanley;
     3)   for the Sub-Advisory Agreement for LargeCap Growth, Janus;
     4)   for the Sub-Advisory Agreement for MicroCap, Goldman;
     5)   for the Sub-Advisory Agreement for MidCap Growth, Dreyfus;
     6)   for the Sub-Advisory Agreement for MidCap Value, Neuberger Berman;
     7)   for the Sub-Advisory Agreement for SmallCap Growth, Berger; and
     8)   for  the  Sub-Advisory  Agreement  for  SmallCap  Value,  J.P.  Morgan
          Investment.
The Agreements may be terminated at any time on 60 days written notice to the Manager by the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, Berger, Dreyfus, Goldman, Invista, J.P. Morgan Investment, Janus, Morgan Stanley, Neuberger Berman or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Accounts' Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager, or Sub-Advisor, considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager, or Sub-Advisor, will pay a broker commissions that are in excess of the amount of commission another broker might have charged for executing the same transaction when the Manager, or Sub-Advisor, believes that such commissions are reasonable in light of (a) the size and difficulty of transactions (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager, or Sub-Advisor, exercises investment discretion. The Manager, or Sub-Advisor, may purchase securities in the over-the-counter market, utilizing the services of principal market matters, unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.) The Manager, or Sub-Advisor, gives consideration in the allocation of business to services performed by a broker (e.g. the furnishing of statistical data and research generally consisting of information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager, or Sub-Advisor, may pay additional commission amounts for research services but generally does not do so. Such statistical data and research information received from brokers or dealers may be useful in varying degrees and the Manager, or Sub-Advisor, may use it in servicing some or all of the accounts it manages. Some statistical data and research information may not be useful to the Manager, or Sub-Advisor, in managing the client account, brokerage for which resulted in the Manager's, or Sub-Advisor's, receipt of the statistical data and research information. However, in the Manager's, or Sub-Advisor's, opinion, the value thereof is not determinable and it is not expected that the Manager's, or Sub-Advisor's, expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Manager's, or Sub-Advisor's, own research efforts. The Manager, or Sub-Advisor, allocated portfolio transactions for the Balanced Account, Capital Value Account, Growth Account and International Account to certain brokers during the fiscal year ended December 31, 1998 due to research services provided by such brokers. These portfolio transactions resulted in commissions paid to such brokers by the Fund in the amounts of $19,864.00, $16,090.00, $15,756.25 and $4,965.86 respectively.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor also may allocate orders to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Board of Directors of the Fund will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually will be principal transactions; portfolio securities will normally be purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.



                        Total Brokerage Commissions Paid
                                Fiscal Year Ended
                                  December 31,


         Account                1998              1997               1996
         -------                ----              ----               ----
 Aggressive Growth             $606,022          $418,468           $250,591
 Asset Allocation               214,204           164,992            109,360
 Balanced                        80,504            58,053             46,458
 Capital Value                  237,630           135,417            183,156
 Growth                         101,607            33,836             45,131
 International                  303,293           230,351            156,842
 International SmallCap          52,240
 MicroCap                        21,437
 MidCap                         137,283            54,019             63,355
 MidCap Growth                   12,242
 Real Estate                     24,283
 SmallCap                        33,400
 SmallCap Growth                  8,899
 SmallCap Value                   8,292
 Utilities                       23,668

Brokerage commissions paid to affiliates during the periods indicated were as follows:

                        Commissions Paid to Goldman Sachs

                                     Total Dollar         As Percent of              As Percent of Dollar Amount
       Account               Year       Amount          Total Commissions          of Commissionable Transactions
       -------               ----       ------          -----------------          ------------------------------
Aggressive Growth              1998       $30,744              5.07%                            4.97%
Asset Allocation               1998        11,868              5.54                             4.62
Balanced                       1998         3,630              4.51                             1.72
Growth 1998                   4,620             4.55           5.03
International                  1998        25,436              8.39                            14.38
International SmallCap         1998         1,424              2.73                             3.32
MicroCap                       1998         2,737             12.77                            17.07
MidCap 1998                     640             0.47           0.59
MidCap Growth                  1998         3,853             31.47                            36.02
SmallCap                       1998           300              0.90                             1.44
SmallCap Growth                1998           325              3.65                             5.03

                                                  Commissions Paid to J. P. Morgan Securities

                                     Total Dollar         As Percent of              As Percent of Dollar Amount
       Account               Year       Amount          Total Commissions          of Commissionable Transactions
       -------               ----       ------          -----------------          ------------------------------
Aggressive Growth              1998       $34,133              5.63%                            6.32%
Asset Allocation               1998        10,678              4.98                             5.47
Balanced                       1998         1,330              1.65                             2.41
Capital Value                  1998         4,375              1.84                             1.95
Growth 1998                   3,496             3.44           2.41
International                  1998         1,261              0.42                             0.73
MicroCap                       1998           827              3.86                             2.29
MidCap 1998                   1,040             0.76           0.62
MidCap Growth                  1998            78              0.64                             0.31
Real Estate                    1998         2,355              9.70                             8.86
SmallCap                       1998           120              0.36                             0.91

                                                   Commissions Paid to Morgan Stanley and Co.

                                     Total Dollar         As Percent of              As Percent of Dollar Amount
       Account               Year       Amount          Total Commissions          of Commissionable Transactions
Asset Allocation               1998        $  751              0.35%                            0.27%
                               1997         2,974              1.80                             1.29
Balanced                       1998         3,155              3.92                             2.11
                               1996         1,300              2.80                             1.82
Capital Value                  1998         4,620              1.94                             1.77
                               1997         7,155              5.28                             6.12
                               1996         3,650              1.99                             1.48
Growth 1998                   6,598             6.49           5.30
                               1997         1,250              3.69                             3.83
International                  1998        25,872              8.53                             8.46
                               1997        10,411              4.37                             4.20
                               1996         3,176              2.02                             1.78
International SmallCap         1998         5,697             10.91                            15.49
MicroCap                       1998            30              0.14                             0.14
MidCap                         1998         2,248              1.64                             2.19
                               1997         2,250              4.17                             2.54
MidCap Growth                  1998           210              1.72                             1.15
Real Estate                    1998         4,600             18.94                            15.04
SmallCap                       1998           220              0.66                             0.86
SmallCap Value                 1998           158              1.90                             0.75

Morgan Stanley and Co. is affiliated with Morgan Stanley Asset Management, Inc., which acts as a sub-advisor to two Accounts included in the Fund.

The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company and places orders to trade portfolio securities for the funds and the Bond, High Yield, Money Market and Real Estate Accounts. Orders to trade portfolio securities for the other Accounts are placed by the sub-advisor for the specific Account. If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts or Funds at the same time, (or, in the case of Accounts managed by Invista, for two or more Funds and any other accounts managed by Invista), the Manager or Invista may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis. The Manager (or, in the case of Accounts managed by Invista, Invista) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasion, the Manager (or, in the case of Accounts managed by Invista, Invista) will employ a computer program to randomly order the Accounts whose individual orders for purchase or sale make up each aggregate or "bunched" order. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" orders shall be allocated to the various Accounts (or, in the case of Invista, the various Accounts or Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's or Fund's (or, in the case of Invista, each Account's or Fund's or other client account's) order, in the sequence arrived at by the random ordering. Securities purchased for funds (or, in the case of Invista, Accounts, Funds and other clients accounts) participating in an aggregate or "bunched" order are placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.


If purchases or sales of the same debt securities are to be made for two or more of the Accounts or Funds at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or Fund. If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, Goldman, J.P. Morgan Investment, Janus, Morgan Stanley, or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.


DETERMINATION OF NET ASSET VALUE OF ACCOUNT SHARES

Growth-Oriented and Income-Oriented Accounts

The net asset values of the shares of each of the Growth-Oriented and Income-Oriented Accounts are determined daily, Monday through Friday, as of the close of trading on the New York Stock Exchange, except on days on which changes in the value of an Account's portfolio securities do not materially affect the current net asset value of that Account's redeemable securities, on days during which an Account receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The Accounts treat as customary national business holidays those days on which the New York Stock Exchange is closed for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each Account is determined by dividing the value of securities in the Account's investment portfolio plus all other assets, less all liabilities, by the number of Account shares outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, that may include dealers with which the Account has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith by the Board of Directors.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Account's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Account invests in foreign securities listed on foreign exchanges that trade on days on which the Account does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, the Account's net asset value could be significantly affected on days when shareholders have no access to the Account.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. It is the policy of International Account to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor, is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Money Market Account

The net asset value of shares of the Money Market Account is determined at the same time and on the same days as each of the Growth-Oriented Accounts and Income-Oriented Accounts as described above. The net asset value per share for the Account is computed by dividing the total value of the Account's securities and other assets, less liabilities, by the number of Account shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security. Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account can invest only in "Eligible Securities" as that term is defined in Regulations issued under the Investment Company Act of 1940 (see the Fund's Prospectus for a more complete description) determined by the Board of Directors to present minimal credit risks.

The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities thereof upon certain changes in the Treasury Bill auction interest rate for the purpose of identifying possible deviations in the net asset value per share calculated by using available market quotations or equivalents from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as appropriate, including: the sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such value at $1.00 per share.

PERFORMANCE CALCULATION

Each of the Accounts may from time to time advertise its performance in terms of total return. The figures used for total return and yield are based on the historical performance of an Account, or its corresponding, predecessor mutual fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield will vary from time to time depending upon market conditions, the composition of an Account's portfolio and operating expenses. These factors and possible differences in the methods used in calculating performance figures should be considered when comparing an Account's performance to the performance of some other kind of investment. The calculations of total return and yield for the Accounts do not include the fees and charges of the separate accounts that invest in the Accounts and, therefore, do not reflect the investment performance of those separate accounts.

Each Account may also include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as Lipper Analytical Services, Weisenberger Investment Companies Services, Money Magazine, Forbes, The Wall Street Journal, Barron's and Changing Times, and comparisons of the performance of an Account to that of various market indices, such as the S&P 500 Index, Lehman Brothers GNMA Index, Dow Jones Industrials Index, and the Salomon Brothers Investment Grade Bond Index.

Total Return

When advertising total return figures, each of the Growth-Oriented Accounts and Income-Oriented Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The following table shows as of December 31, 1998 average annual total return for each of the Accounts for the periods indicated:


           Account                    1-Year         5-Year       10-Year
           -------                    ------         ------       -------
     Aggressive Growth               18.95%         26.61%(1)       N/A
     Asset Allocation                 9.18%         13.23%(1)       N/A
     Balanced                        11.91%         12.74%         12.33%
     Bond                             7.69%          7.66%          9.46%
     Capital Value                   13.58%         19.03%         15.15%
     Government Securities            8.27%          7.02%          9.35%
     Growth                          21.36%         19.48%(2)       N/A
     High Yield                    -.56%             7.79%          8.43%
     International                    9.98%         12.09%(2)       N/A
     International SmallCap         -10.37%(3)
     MicroCap                       -18.42%(3)
     MidCap                           3.69%         14.92%         16.22%
     MidCap Growth Account           -3.40%(3)
     Real Estate                     -6.56%(3)
     SmallCap                       -20.51%(3)
     SmallCap Growth                  2.96%(3)
     SmallCap Value                 -15.06%(3)
     Utilities                       15.36%(3)

     (1) Period beginning June 1, 1994 and ending December 31, 1998. (2) Period beginning May 1, 1994 and ending December 31, 1998. (3) Period beginning May 1, 1998 and ending December 31, 1998.

Yield

Money Market Account

The Money Market Account may advertise its yield and its effective yield.

Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 1998, the Money Market Account's yield was 4.90%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 1998, the Money Market Account's effective yield was 5.02%.

The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.

The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.

GENERAL INFORMATION AND HISTORY

On December 31, 1997, certain Funds sponsored by Principal Life Insurance Company were reorganized into Accounts of the Principal Variable Contracts Fund, Inc., a corporation incorporated in the State of Maryland. The new series adopted the assets and liabilities of the corresponding Fund. The old Fund names and the corresponding Account are shown below:

               Fund                               Account
               ----                               -------
Principal Aggressive Growth Fund, Inc.        Aggressive Growth Account
Principal Asset Allocation Fund, Inc.         Asset Allocation Account
Principal Balanced Fund, Inc.                 Balanced Account
Principal Bond Fund, Inc.                     Bond Account
Principal Capital Accumulation Fund, Inc.     Capital Value Account
Principal Emerging Growth Fund, Inc.          MidCap Account
Principal Government Securities Fund, Inc.    Government Securities Account
Principal Growth Fund, Inc.                   Growth Account
Principal High Yield Fund, Inc.               High Yield Account
Principal Money Market Fund, Inc.             Money Market Account
Principal World Fund, Inc.                    International Account

The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 13, 1998 to reflect the addition of the following new
Accounts:

     International SmallCap Account          SmallCap Account
     MicroCap Account                        SmallCap Growth Account
     MidCap Growth Account                   SmallCap Value Account
     Real Estate Account                     Utilities Account

The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 1, 1999 to reflect the addition of the following new
Accounts:

     Blue Chip Account                        MidCap Value Account
     LargeCap Growth Account                  Stock Index 500 Account

FINANCIAL STATEMENTS

The financial statements for the Accounts for the fiscal period ended December 31, 1998 appearing in the Annual Report to Shareholders and the report thereon of Ernst and Young LLP, independent auditors, 801 Grand Avenue, Des Moines, Iowa 50309, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Report will be furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bondsthat are rated Baa are  considered  as medium grade  obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bondsthat are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

     Issuers  rated  Prime-3  (or  related  supporting   institutions)  have  an
     acceptable capacity for repayment of short-term promissory obligations.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings

     A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I.   Likelihood of default -- capacity and willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
          Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is  regarded  as having an  adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC:

          Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C: The rating "C" is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

              A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

              A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

              A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

     B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     Standard & Poor's rates notes with a maturity of less than three years as follows:

     SP-1A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2A satisfactory capacity to pay principal and interest.

     SP-3A speculative capacity to pay principal and interest.

                                     PART C
                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits

               (a)   Financial Statements included in the Registration Statement
                      (1)   Part A:
                              Financial Highlights

                      (2)   Part B:
                              Annual Report dated 12/31/98 incorporated by reference

               (b)   Exhibits
                            (1) Amendment and Restatement of the Articles of Incorporation (Filed 2/13/98)
                            (2)   Bylaws
                            (5a)  Management Agreement (Filed 10/23/97)
                            (5a1) First Amendment to Management Agreement
                                  (Filed 2/13/98)
                            (5b)  Investment Service Agreement (Filed 10/23/97)
                            (5c)  Sub-Advisory Agreement - Invista Capital
                                  Management, Inc. (Filed 10/23/97)
                            (5c1) First Amendment to Sub-Advisory Agreement
                                  (Filed 2/13/98)
                            (5d) Sub-Advisory Agreement - Morgan Stanley Asset Management, Inc. (Filed 10/23/97)
                            (5e)  Sub-Advisory Agreement - Berger
                                  Associates, Inc. (Filed 4/13/98)
                            (5f) Sub-Advisory Agreement - Dreyfus Corporation (Filed 4/13/98)
                            (5g) Sub-Advisory Agreement - Goldman Sachs Asset Management (Filed 4/13/98)
                            (5h)  Sub-Advisory Agreement - J.P. Morgan
                                  Investment Management, Inc. (Filed 4/13/98)
                            (5i) Sub-Advisory Agreement - Neuberger Berman Management, Inc.
                            (5j)  Sub-Advisory Agreement - Janus Capital
                                  Corporation
                            (8a)  Domestic Custody Agreement (Filed 10/23/97)
                            (8b)  Global Custody Agreement (Filed 10/23/97)
                            (9) Agreement and Plan of Reorganization and Liquidation (Filed 10/23/97)
                            (11)  Consent of Independent Auditors
                            (12)  Audited Financial Statements as of
                                  December 31, 1998, including the Report of
                                  Ernst & Young LLP, independent auditors for the Registrant.
                            (16)  Total Return Performance Quotation
                                  (Filed 4/12/96)
                            (27)  Financial Data Schedules

Item 25.     Persons Controlled by or Under Common Control with Registrant

             Principal Life Insurance Company (an Iowa corporation) a life group, pension and individual insurance company.

             Sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities:

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.17% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Blue Chip Fund, Inc.(a Maryland Corporation) 0.84% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.62% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 23.76% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 8.51% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.04% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.41% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal High Yield Fund, Inc. (a Maryland Corporation) 7.38% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 47.07% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal International Fund, Inc. (a Maryland Corporation) 22.93% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal International SmallCap Fund, Inc. (a Maryland Corporation) 43.01% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 31.37% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.66% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 68.91% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999

               Principal SmallCap Fund, Inc.(a Maryland  Corporation)  22.07% of
               shares  outstanding  owned by  Principal   Life  Insurance
               Company (including  subsidiaries  and affiliates) on April 19,
               1999

               Principal Special Markets Fund, Inc. (a Maryland Corporation) 83.30% of shares outstanding of the International Emerging Markets Portfolio, 43.66% of the shares outstanding of the International Securities Portfolio, 98.66% of shares outstanding of the International SmallCap Portfolio and 100% of the shares outstanding of the Mortgage-Backed Securities Portfolio were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.05% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.25% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on April 19, 1999.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on April 19, 1999: Aggressive Growth, Asset Allocation, Balanced, Bond, Capital Value, Government Securities, Growth, High Yield, International, International SmallCap, MicroCap, MidCap, MidCap Growth, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities.

          Subsidiaries organized and wholly-owned by Principal Life Insurance Company:

               a. Principal Holding Company (an Iowa Corporation) A holding company wholly-owned by Principal Life Insurance Company.

               b. PT Asuransi Jiwa Principal Egalita Indonesia (an Indonesia Corporation)

               c. Principal Development Investors, LLC (a Delaware Corporation) A limited liability company engaged in acquiring and improving real property through development and redevelopment.

               d.   Principal Capital Management, LLC (a Delaware Corporation) A
                    limited   liability   company   that   provides   investment
                    management services.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

               a. Principal Structured Investments, LLC (a Delaware Corporation) a limited liability company that provides product development administration, marketing and asset management services associated with stable value products together with other related institutional financial services including derivatives, asset-liability management, fixed income investment management and ancillary money management products.

               b.   Principal Enterprise Capital, LLC (a Delaware Corporation) a
                    company   engaged  in  the   operation   of   nonresidential
                    buildings.

               c. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company involved in purchasing, managing and selling commercial real estate assets in the secondary market.

               d. Principal Real Estate Investors, LLC (a Delaware Corporation) a registered investment advisor.

               e.   Principal Commercial Funding, LLC (a Delaware
                    Corporation) a correspondent lender and service provider for loans.

               f. Principal Real Estate Services, LLC (a Delaware Corporation) a limited liability company which acts as a property manager and real estate service provider.

          Subsidiaries wholly-owned by Principal Holding Company:

               a. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

               b. Patrician Associates, Inc. (a California Corporation) a real estate development company.

               c.   Principal   Development   Associates,   Inc.  (a  California
                    Corporation) a real estate development company.

               d. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

               e. Invista Capital Management, LLC (an Iowa Corporation) a registered investment adviser.

               f. Principal Marketing Services, Inc. (a Delaware Corporation) a corporation formed to serve as an interface between marketers and manufacturers of financial services products.

               g. The Principal Financial Group, Inc. (a Delaware corporation) a general business corporation established in connection with the new corporate identity. It is not currently active.

               h. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a nondepository trust company.

               i. The Admar Group, Inc. (a Florida Corporation) a national managed care service organization that develops and manages preferred provider organizations.

               j.   Principal   Health  Care,  Inc.  (an  Iowa   Corporation)  a
                    developer and administrator of managed care systems.

               k. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

               l. Principal Asset Markets, Inc. (an Iowa Corporation) a residential mortgage loan broker.

               m. Principal Portfolio Services, Inc. (an Iowa Corporation) a mortgage due diligence company.

               n.   Principal  International,   Inc.  (an  Iowa  Corporation)  a
                    company formed for the purpose of international business development.

               o.   Principal   Spectrum   Associates,    Inc.   (a   California
                    Corporation) a real estate development company.

               p. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and serves as a record keeper and third party administrator for various clients' defined contribution plans.

               q. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

               r. Principal Residential Mortgage, Inc. (an Iowa Corporation) a residential mortgage loan broker.

               s.   Equity FC, Ltd. (an Iowa Corporation)  engaged in investment
                    transactions   including  limited  partnership  and  limited
                    liability companies.

               t. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

               u. HealthRisk Resource Group, Inc. (an Iowa Corporation) a management services organization.

               v. Dental-Net, Inc. (an Arizona Corporation) holding company of Employers Dental Services; a managed dental care services organization. HMO and dental group practice.

               w.   Principal Investors Corporation (a New Jersey Corporation) a
                    registered   broker-dealer  with  the  Securities   Exchange
                    Commission. It is not currently active.

          Subsidiaries  organized and wholly-owned by Princor Financial Services
          Corporation:

               a. Principal Management Corporation (an Iowa Corporation) a registered investment advisor.

          Subsidiaries owned by The Admar Group, Inc.:

               a. Admar Corporation (a California Corporation) a managed care services organization.

               b. Admar Insurance Marketing, Inc. (a California Corporation) a managed care services organization.

               c. Benefit Plan Administrators, Inc. (a Colorado Corporation) a managed care services organization.

               d. SelectCare Management Co., Inc. (a California Corporation) a managed care services organization.

               e. Image Financial & Insurance Services, Inc. (a California Corporation) a managed care services organization.

               f. WM. G. Hofgard & Co., Inc. (a California Corporation) a managed care services organization.

          Subsidiary owned by Petula Associates, Ltd.

               a. Magnus Properties, Inc. (an Iowa Corporation) which owns real estate.

          Subsidiary owned by Principal Residential Mortgage, Inc.:

               a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          Subsidiaries owned by Dental-Net, Inc.

               a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

               a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

               b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer pursuant to Section 15(b) of the Securities Exchange Act an a member of the National Association of Securities Dealers (NASD), limited to the sale of open-end mutual funds and variable insurance products.

               c. Boston Insurance Trust, Inc. (a Massachusetts corporation) authorized by charter to serve as a trustee in connection with multiple-employer group life insurance trusts or arrangements, and to generally participate in the administration of insurance trusts.

          Subsidiaries owned by Principal International, Inc.:

               a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) group life and group pension products.

               b.   Principal  International   Argentina,   S.A.  (an  Argentina
                    services corporation).

               c.   Principal   International   Asia   Limited   (a  Hong   Kong
                    Corporation)   a   corporation   operating   as  a  regional
                    headquarters for Asia.

               d.   Principal    International   de   Chile,   S.A.   (a   Chile
                    Corporation) a holding company.

               e. Principal International Espana, S.A. de Seguros de Vida (a Spain Corporation) a life insurance company (individual group), annuities and pension.

               f.   Principal Mexico Compania de Seguros, S.A. de C.V. (a Mexico
                    Corporation)  a  life  insurance  company   (individual  and
                    group), personal accidents.

               g. Principal Afore, S.A. de C.V. (a Mexico Corporation), pension.

               h.   Zao Principal International (a Russia Corporation) inactive.

               i. Principal Trust Company (Asia) Limited (an Asia trust company).

               j. Principal Asset Management Company (Asia) Ltd. (Hong Kong) a corporation which manages pension funds.

               k. Principal Consulting (India) Private Limited (an India corporation) an India consulting company.

          Subsidiaries  owned by Principal International Argentina, S.A.:

               a. Principal Compania de Seguros de Retiro, S.A. (an Argentina Corporation) an individual annuity/employee benefit company.

               b. Principal Life Compania de Seguros, S.A. (an Argentina Corporation) a life insurance company.

          Subsidiary owned by Principal International de Chile, S.A.:

               a. Principal Compania de Seguros de Vida Chile S.A. (a Chile Corporation) life insurance and annuity company.

          Subsidiary owned by Principal International Espana, S.A. de Seguros de
          Vida:

               a. Princor International Espana Sociedad Anonima de Agencia de Seguros (a Spain Corporation) an insurance agency.

          Subsidiary owned by Principal Afore, S.A. de C.V.:

               a.   Siefore Principal, S.A. de C.V. (a Mexico
                    Corporation) an investment fund company.

Item 26.       Number of Holders of Securities - As of:  April 30, 1999

                     (1)                                              (2)
               Title of Class                                  Number of Holders

               Common-Principal Variable Contracts Fund, Inc.
                      Aggressive Growth Account                       1
                      Asset Allocation Account                        1
                      Balanced Account                                1
                      Blue Chip Account                               1
                      Bond Account                                    1
                      Capital Value Account                           1
                      Government Securities Account                   1
                      Growth Account                                  1
                      High Yield Account                              1
                      International Account                           1
                      International SmallCap Account                  1
                      LargeCap Growth Account                         1
                      MicroCap Account                                1
                      MidCap Account                                  1
                      MidCap Growth Account                           1
                      MidCap Value Account                            1
                      Money Market Account                            1
                      Real Estate Account                             1
                      SmallCap Account                                1
                      SmallCap Growth Account                         1
                      SmallCap Value Account                          1
                      Stock Index 500 Account                         1
                      Utilities Account                               1

Item 27.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or


      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 28.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

   John E. Aschenbrenner        The Principal     Senior Vice President
   Director                     Financial Group   Principal Life Insurance
                                                  Company

   Craig R. Barnes              Same              President & Chief Executive
   Vice President                                 Officer, Invista Capital
                                                  Management, Inc.

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

   Mary L. Bricker              Same              Counsel and Assistant
   Assistant Corporate                            Corporate Secretary
   Secretary                                      Principal Life
                                                  Insurance Company

   David J. Drury               Same              Chief Executive Officer
   Director                                       and Chairman of the Board
                                                  Principal Life
                                                  Insurance Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Compliance
   & Product Development

   Thomas J. Graf               Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

  *J. Barry Griswell            Same              See Part B
   Chairman of the Board
   and Director

   Joyce N. Hoffman             Same              Vice President and
   Vice President and                             Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

   Ellen Z. Lamale              Same              Vice President & Chief Actuary
   Director                                       Principal Life Insurance
                                                  Company

   Julia M. Lawler              Same              Second Vice President
   Director                                       Principal Life Insurance
                                                  Company

   Gregg R. Narber              Same              Senior Vice President and
   Director                                       General Counsel
                                                  Principal Life
                                                  Insurance Company

   Richard L. Prey              Same              Senior Vice President
   Director                                       Principal Life Insurance
                                                  Company

   Layne A. Rasmussen           Same              Controller
   Controller -                                   Princor Financial Services
   Mutual Funds                                   Corporation

   Elizabeth R. Ring            Same              Controller- Broker Dealer
   Controller                                     Operations
                                                  Princor Financial Services
                                                  Corporation

  *Michael D. Roughton          Same              See Part B
   Counsel

   Jean B. Schustek             Same              Product Compliance Officer -
   Product Compliance Officer -                   Princor Financial Services
   Registered Products                            Corporation

   Dewain A. Sparrgrove         Same              Vice President -
   Vice President                                 Investment Securities
                                                  Principal Life
                                                  Insurance Company

     Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Special Markets Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 29.       Principal Underwriters

     (a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Special Markets Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust for retirement plans adopted by public school systems or certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code, Section 457 retirement plans, Section 401(a) retirement plans, certain non- qualified deferred compensation plans and Individual Retirement Annuity Plans adopted pursuant to Section 408 of the Internal Revenue Code, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

     (b)      (1)                 (2)                            (3)
                               Positions
                               and offices                    Positions and
  Name and principal           with principal                 offices with
  business address             underwriter                    registrant

     (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

  John E. Aschenbrenner        Director                      Director
  The Principal
  Financial Group
  Des Moines, IA  50392

  Robert W. Baehr              Marketing Services            None
  The Principal                Officer
  Financial Group
  Des Moines, IA 50392

  Craig L. Bassett             Treasurer                     Treasurer
  The Principal
  Financial Group
  Des Moines, IA 50392

  Michael J. Beer              Acting President              Financial Officer
  The Principal
  Financial Group
  Des Moines, IA 50392

  Jerald L. Bogart             Insurance License Officer     None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Mary L. Bricker              Assistant Corporate           None
  The Principal                Secretary
  Financial Group
  Des Moines, IA 50392

  Lynn A. Brones               Vice President Sales,         None
  The Principal                Princor Investment Network
  Financial Group
  Des Moines, IA  50392

  David J. Drury               Director                      None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Ralph C. Eucher              Director and                  President and
  The Principal                Executive Vice President      Director
  Financial Group
  Des Moines, IA  50392

  Arthur S. Filean             Vice President                Vice President and
  The Principal                                              Secretary
  Financial Group
  Des Moines, IA 50392

  Dennis P. Francis            Director                      Director
  The Principal
  Financial Group
  Des Moines, IA  50392

  Paul N. Germain              Vice President-               None
  The Principal                Mutual Fund Operations
  Financial Group
  Des Moines, IA 50392

  Ernest H. Gillum             Vice President-               Assistant Vice
  The Principal                Compliance and Product        President
  Financial Group              Development
  Des Moines, IA 50392

  Thomas J. Graf               Director                      None
  The Principal
  Financial Group
  Des Moines, IA 50392

  J. Barry Griswell            Director and                  Director and
  The Principal                Chairman of the               Chairman of the
  Financial Group              Board                         Board
  Des Moines, IA 50392

  Susan R. Haupts              Marketing Officer             None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Joyce N. Hoffman             Vice President and            None
  The Principal                Corporate Secretary
  Financial Group
  Des Moines, IA 50392

  Kraig L. Kuhlers             Marketing Officer             None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Ellen Z. Lamale              Director                      None
  The Principal
  Financial Group
  Des Moines, IA  50392

  Julia M. Lawler              Director                      None
  The Principal
  Financial Group
  Des Moines, IA  50392

  John R. Lepley               Senior Vice                   None
  The Principal                President - Marketing
  Financial Group              and Distribution
  Des Moines, IA 50392

  Gregg R. Narber              Director                      None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Kelly A. Paul                Systems & Technology          None
  The Principal                Officer
  Financial Group
  Des Moines, IA 50392

  Elise M. Pilkington          Assistant Director -          None
  The Principal                Retirement Consulting
  Financial Group
  Des Moines, IA  50392

  Richard L. Prey              Director                      None
  The Principal
  Financial Group
  Des Moines, IA  50392

  Layne A. Rasmussen           Controller-Mutual Funds       None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Martin R. Richardson         Operations Officer-           None
  The Principal                Broker/Dealer Services
  Financial Group
  Des Moines, IA  50392

  Elizabeth R. Ring            Controller                    None
  The Principal
  Financial Group
  Des Moines, IA 50392

  Michael D. Roughton          Counsel                       Counsel
  The Principal
  Financial Group
  Des Moines, IA 50392

  Jean B. Schustek             Product Compliance Officer-   None
  The Principal                Registered Products
  Financial Group
  Des Moines, IA 50392

  Kyle R. Selberg              Vice President-               None
  The Principal                Marketing
  Financial Group
  Des Moines, IA 50392

  Minoo Spellerberg            Compliance Officer            None
  The Principal
  Financial Group
  Des Moines, IA  50392

  Roger C. Stroud              Assistant Director-           None
  The Principal                Marketing
  Financial Group
  Des Moines, IA 50392

               (c)    Inapplicable.

Item 30.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Mutual Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 31.       Management Services

               Inapplicable.

Item 32.       Undertakings

                                 Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

                           Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

                    Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirments for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 19th day of April, 1999.


                                       Principal Variable Contracts Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      President and Director      April 19, 1999
R. C. Eucher                       (Principal Executive        _________________
                                   Officer)


   (J. B. Griswell)*
_____________________________      Director and                April 19, 1999
J. B. Griswell                     Chairman of the Board       _________________


/s/ M. J. Beer
_____________________________      Financial Officer           April 19, 1999
M. J. Beer                         (Principal Financial        _________________
                                   and Accounting Officer)


   (J. D. Davis)*
_____________________________      Director                    April 19, 1999
J. D. Davis                                                    _________________


   (P. A. Ferguson)*
_____________________________      Director                    April 19, 1999
P. A. Ferguson                                                 _________________


   (R. W. Gilbert)*
_____________________________      Director                    April 19, 1999
R. W. Gilbert                                                  _________________


   (B. A. Lukavsky)*
_____________________________      Director                    April 19, 1999
B. A. Lukavsky                                                 _________________


   (R. G. Peebler)*
_____________________________      Director                    April 19, 1999
R. G. Peebler                                                  _________________



                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director


                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included


                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints J. B. Griswell,  M. D. Roughton,
E. H. Gillum and A. S. Filean and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name of the undersigned, to execute and file any documents relating to registration under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to open-end management investment companies currently organized or to be organized in the future which are sponsored by Principal Life Insurance Company, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing necessary or appropriate to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of April, 1999.




                                            /s/ R. C. Eucher
                                            ----------------------------------
                                            R. C. Eucher